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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2014 through January 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Government
                                Income Fund

--------------------------------------------------------------------------------
                                Semiannual Report | January 31, 2015
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A AMGEX
                                Class C GOVCX
                                Class Y ATGIX

                                [LOGO] PIONEER
                                       Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 31

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      44

                  Pioneer Government Income Fund | Semiannual Report | 1/31/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Government Income Fund | Semiannual Report | 1/31/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/15 3

Portfolio Management Discussion | 1/31/15

Long-maturity U.S. Treasuries and government-agency bonds outperformed securitized sectors during the six-month period ended January 31, 2015, as market interest rates declined. In the following interview, Richard Schlanger and Charles Melchreit discuss the investment environment and the factors that affected the performance of Pioneer Government Income Fund during the six-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended January 31, 2015?

A Pioneer Government Income Fund's Class A shares returned 2.45% at net asset value during the six-month period ended January 31, 2015, while the Fund's benchmarks, the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 4.92% and 3.44%, respectively. During the same period, the average return of the 58 mutual funds in Lipper's Intermediate U.S. Government Funds category was 3.46%, and the average return of the 1,062 mutual funds in Morningstar's Intermediate-Term Bond Funds category was 3.11%.

Q How would you describe the market environment for investing in government securities during the six-month period ended January 31, 2015?

A The period was highlighted by a significant rally in longer-maturity Treasuries and government-agency bonds. The dominant factors driving the outperformance of those asset classes during the period were the decline in market interest rates and the flattening of the yield curve, which reflects the differences in yields between longer-maturity and shorter-maturity securities. While shorter-term interest rates moved little from their already-low levels, longer-term interest rates declined sharply. The yields of 30-year Treasuries, for example, fell by 109 basis points (bps), or 1.09%, and the yields of 10-year Treasuries declined by 92 bps, or 0.92%. By comparison, the yields of two-year Treasuries fell by just eight bps (0.08%) during the six-month period as long-term Treasuries and government-agency bonds generally outperformed other fixed-income sectors, including agency mortgages, corporate bonds (especially high-yield corporates) and

4 Pioneer Government Income Fund | Semiannual Report | 1/31/15 other credit-sensitive groups. Problems overseas also contributed to the rally in higher-quality U.S. bonds, as foreign investors were attracted to the relative strength of the U.S. dollar versus most foreign currencies and the solid yields available in the domestic bond market as compared with those available in foreign markets.

     The performance of U.S. Treasuries outpaced all other sectors of the domestic bond market during the six-month period, including government-agency bonds. Government-agency mortgage-backed securities (MBS) also underperformed Treasuries due to the perceived risk that declining interest rates would lead to a spike in mortgage-refinancing activity, thus eroding the values of existing mortgages.

     Increasingly positive news about the U.S. economy provided a generally favorable investment backdrop for the domestic bond market. Data releases during the period suggested economic strengthening, with U.S. gross domestic product (GDP) growing faster in the second half of 2014 than in the first half. Meanwhile, employment data pointed to improvements in new job creation, while the housing industry showed renewed strength. Beginning in September 2014, the domestic economy also received a boost when oil prices began a decline that became more dramatic as the new calendar year approached. As noted earlier, over the full 2014 calendar year the U.S. dollar strengthened against other currencies and the stronger dollar attracted new investment money from overseas, adding to the demand for higher-quality government debt.

     The U.S. Federal Reserve System (The Fed) maintained an overall pro-growth monetary policy throughout the Fund's fiscal year, keeping the key Federal funds rate in a range of 0.00% to 0.25% for the sixth consecutive year. The Fed, however, did begin withdrawing some monetary stimulus by ending its quantitative easing asset-purchasing program during the period.

Q Could you describe your principal investment strategies for the Fund during the six-month period ended January 31, 2015, and the effect they had on the Fund's performance?

A Throughout the six-month period, we maintained a shorter-than-benchmark duration in the portfolio. (Duration is a measure of the sensitivity of the price--the value of principal--of a fixed-income investment to a change in interest rates, expressed as a number of years.) We believed that in an extremely low-interest-rate environment, with

                  Pioneer Government Income Fund | Semiannual Report | 1/31/15 5 unattractive available yields, investors would not be adequately compensated for investments in longer-maturity securities, which normally would experience greater price losses in the event of rising interest rates -- as frequently happens when the economic growth outlook is positive. Instead of rising, however, interest rates declined during the six-month period and the portfolio's short-duration positioning became the major factor in the Fund's underperformance relative to the Barclays Government Bond Index. Over the six months, as interest rates continued to decline, we shortened the portfolio's duration even further, as we thought the risks of an increase in interest rates and a resulting decline in bond prices became greater.

     The Fund's significant underweight to U.S. Treasuries, which made up about 91% of the Barclays Government Bond Index but represented, on average, roughly 18% of the Fund's invested assets, also detracted from benchmark-relative performance. In addition, the Fund's out-of-benchmark allocations to government-agency mortgages and government-guaranteed commercial MBS tended to hold back relative results as both groups underperformed Treasuries during the period.

     In addition to further shortening the portfolio's benchmark-relative duration during the period, we increased exposure to Treasury inflation-protected securities (TIPS), which we believed offered superior investment value to Treasuries and gave the portfolio added protection against the risk of increased inflation.

     As of January 31, 2015, the largest single allocation in the Fund's portfolio was to government-agency MBS, while Treasuries and government-agency bonds were the next-largest allocations. The effective average duration of the portfolio's investments on January 31, 2015, was
     3.73 years.

Q Did the Fund's current yield, or dividend, change significantly (either positively or negatively) during the six-month period ended January 31, 2015?

A As interest rates declined during the period, the Fund's yield, while decreasing somewhat over the full six months, actually remained more stable than would have been the case if the portfolio had held a benchmark-sized allocation to U.S. Treasuries. This was due to the fact that the yields of

6 Pioneer Government Income Fund | Semiannual Report | 1/31/15 the portfolio's holdings of non-Treasury securities were more stable than Treasury yields. The Fund's positions in non-Treasury securities also tended to pay higher yields than would have been available from Treasuries; however, the yields available in the overall market during the six-month period continued to be low compared with long-term historical averages, and the low rates did have a slight negative effect on the Fund's dividend*.

Q Did the Fund have any investments in derivative securities during the six-month period ended January 31, 2015? If so, did the investments have an impact on the Fund's benchmark-relative performance?

A Yes. The Fund did have positions in Treasury futures as part of our strategy to maintain a lower-than-benchmark duration in the portfolio. The futures contracts modestly detracted from the Fund's benchmark-relative performance during the period.

Q    What is your investment outlook?

A We have a positive view of the economic growth outlook for the U.S., as we believe the economy has strengthened enough to withstand the effects of sluggish growth overseas and a decline in domestic capital investment related to falling oil prices. The improving U.S. job market should begin to boost wages, while the reinvigorated housing market may help to stimulate the economy. While lower oil prices may hurt the performance of specific industries and companies, we think the price declines can be an overall positive factor for the American economy as consumers find more money available for non-energy-related purchases.

     We also believe investors may have become too pessimistic about the potential influences on the domestic economy from non-U.S. regions. We think Europe may emerge from its recent economic slowdown sooner than anticipated, while lower energy costs in Japan should have a simulative effect on that country's economy. China's ongoing structural reforms eventually should lead to a healthier, more stable economy in that country, and specific emerging markets economies may begin to improve their performance in 2015. Overall, we think risks overseas may diminish, leading to a better growth environment for the global economy.

*    Dividends are not guaranteed.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/15 7

     We believe - as evidence of U.S. economic growth persists - the Fed is more likely to start raising short-term interest rates. As the risks of rising interest rates increase, we think Treasuries, which are more sensitive to interest-rate changes, present a less-compelling investment case than other fixed-income securities. As a consequence, we plan to continue to underweight the Fund to Treasuries, relative to other government securities, while maintaining a shorter-duration stance than the Barclays Government Bond Index.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. government-sponsored entities (i.e., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. government.

The Fund may invest in mortgage-backed securities, which, during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

8 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Government Income Fund | Semiannual Report | 1/31/15 9

Portfolio Summary | 1/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Government Securities                                                 73.3%
Collateralized Mortgage Obligations                                        14.3%
Asset Backed Securities                                                     6.0%
Foreign Government Bonds                                                    5.5%
U.S. Corporate Bonds                                                        0.5%
Municipal Bonds                                                             0.4%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 Years                                                                   2.4%
2-5 Years                                                                  52.4%
5-7 Years                                                                  26.2%
7-10 Years                                                                  9.5%
10-20 Years                                                                 1.8%
20+ Years                                                                   7.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Fannie Mae, 4.5%, 12/1/43                                            4.73%
--------------------------------------------------------------------------------
 2.   U.S. Treasury Notes, 1.875%, 8/31/17                                 4.65
--------------------------------------------------------------------------------
 3.   Private Export Funding Corp., 4.3%, 12/15/21                         3.39
--------------------------------------------------------------------------------
 4.   Israel Government AID Bond, 5.5%, 4/26/24                            3.34
--------------------------------------------------------------------------------
 5.   U.S. Treasury Notes, 2.625%, 11/15/20                                3.25
--------------------------------------------------------------------------------
 6.   Fannie Mae, 4.0%, 4/1/39                                             3.03
--------------------------------------------------------------------------------
 7.   U.S. Treasury Bonds, 4.25%, 5/15/39                                  3.01
--------------------------------------------------------------------------------
 8.   Private Export Funding Corp., 4.375%, 3/15/19                        2.91
--------------------------------------------------------------------------------
 9.   Federal National Mortgage Association, 4.92%, 7/25/20                2.80
--------------------------------------------------------------------------------
10.   U.S. Treasury Notes, 0.625%, 5/31/17                                 2.61
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Prices and Distributions | 1/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------
         Class                          1/31/15                    7/31/14
--------------------------------------------------------------------------------
           A                             $9.54                      $9.42
--------------------------------------------------------------------------------
           C                             $9.54                      $9.42
--------------------------------------------------------------------------------
           Y                             $9.54                      $9.43
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-1/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.1090                 $--              $--
--------------------------------------------------------------------------------
           C             $0.0726                 $--              $--
--------------------------------------------------------------------------------
           Y             $0.1246                 $--              $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Government Bond Index is an unmanaged index that measures the performance of the U.S. government bond market. The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 11

Performance Update | 1/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Government Income Fund at public offering price during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------
                                                    Barclays
                                                    U.S.
                Net      Public      Barclays       Mortgage-
                Asset    Offering    Government     Backed
                Value    Price       Bond           Securities
Period          (NAV)    (POP)       Index          Index
--------------------------------------------------------------------------------
10 Years        3.83%     3.35%      4.48%          4.78%
5 Years         2.96      2.01       3.92           3.63
1 Year          3.36     -1.33       6.15           5.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.28%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Government    Barclays Government    Barclays U.S. Mortgage-Backed
                       Income Fund           Bond Index             Securities Index
1/31/2005              $  9,550              $ 10,000               $ 10,000
1/31/2006              $  9,683              $ 10,184               $ 10,240
1/31/2007              $  9,949              $ 10,543               $ 10,747
1/31/2008              $ 10,828              $ 11,744               $ 11,693
1/31/2009              $ 11,421              $ 12,570               $ 12,463
1/31/2010              $ 12,019              $ 12,790               $ 13,346
1/31/2011              $ 12,503              $ 13,304               $ 13,886
1/31/2012              $ 13,454              $ 14,567               $ 14,803
1/31/2013              $ 13,597              $ 14,684               $ 15,050
1/31/2014              $ 13,454              $ 14,601               $ 15,145
1/31/2015              $ 13,906              $ 15,498               $ 15,953

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Performance Update | 1/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and the Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------
                                                    Barclays
                                                    U.S.
                                     Barclays       Mortgage-
                                     Government     Backed
                If       If          Bond           Securities
Period          Held     Redeemed    Index          Index
--------------------------------------------------------------------------------
10 Years        3.06%    3.06%       4.48%          4.78%
5 Years         2.21     2.21        3.92           3.63
1 Year          2.61     2.61        6.15           5.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Government    Barclays Government    Barclays U.S. Mortgage-Backed
                       Income Fund           Bond Index             Securities Index
1/31/2005              $ 10,000              $ 10,000               $ 10,000
1/31/2006              $ 10,065              $ 10,184               $ 10,240
1/31/2007              $ 10,245              $ 10,543               $ 10,747
1/31/2008              $ 11,072              $ 11,744               $ 11,693
1/31/2009              $ 11,593              $ 12,570               $ 12,463
1/31/2010              $ 12,112              $ 12,790               $ 13,346
1/31/2011              $ 12,509              $ 13,304               $ 13,886
1/31/2012              $ 13,364              $ 14,567               $ 14,803
1/31/2013              $ 13,417              $ 14,684               $ 15,050
1/31/2014              $ 13,171              $ 14,601               $ 15,145
1/31/2015              $ 13,514              $ 15,498               $ 15,953

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class C shares of the Fund for periods prior to September 23, 2005, is based upon the performance of the predecessor Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower than that shown.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 13

Performance Update | 1/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Government Income Fund during the periods shown, compared to that of the Barclays Government Bond Index and Barclays U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------
                                             Barclays
                                             U.S.
                            Barclays         Mortgage-
                Net Asset   Government       Backed
                Value       Bond             Securities
Period          (NAV)       Index            Index
--------------------------------------------------------------------------------
10 Years        4.24%       4.48%            4.78%
5 Years         3.34        3.92             3.63
1 Year          3.72        6.15             5.33
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer Government    Barclays Government    Barclays U.S. Mortgage-Backed
                       Income Fund           Bond Index             Securities Index
1/31/2005              $ 5,000,000           $ 5,000,000            $ 5,000,000
1/31/2006              $ 5,078,599           $ 5,091,838            $ 5,119,894
1/31/2007              $ 5,248,396           $ 5,271,364            $ 5,373,539
1/31/2008              $ 5,733,372           $ 5,872,186            $ 5,846,729
1/31/2009              $ 6,082,390           $ 6,285,037            $ 6,231,314
1/31/2010              $ 6,429,553           $ 6,395,184            $ 6,673,175
1/31/2011              $ 6,705,656           $ 6,651,915            $ 6,942,846
1/31/2012              $ 7,252,488           $ 7,283,495            $ 7,401,737
1/31/2013              $ 7,360,098           $ 7,342,245            $ 7,524,964
1/31/2014              $ 7,305,273           $ 7,300,348            $ 7,572,399
1/31/2015              $ 7,577,102           $ 7,749,199            $ 7,976,383

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund acquired the assets and liabilities of AmSouth Government Income Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower than that shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from August 1, 2014, through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 8/1/14
--------------------------------------------------------------------------------
Ending Account Value                 $1,024.50        $1,020.60        $1,025.10
(after expenses)
on 1/31/15
--------------------------------------------------------------------------------
Expenses Paid                        $    6.48        $   10.03        $    4.95
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized total expense ratio of 1.27%, 1.97% and 0.97% for Class A, C, and Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2014, through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00        $1,000.00        $1,000.00
Value on 8/1/14
--------------------------------------------------------------------------------
Ending Account Value                 $1.018.80        $1,015.27        $1.020.32
(after expenses)
on 1/31/15
--------------------------------------------------------------------------------
Expenses Paid                        $    6.46        $   10.01        $    4.94
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized total expense ratio of 1.27%, 1.97% and 0.97% for Class A, C, and Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Schedule of Investments | 1/31/15 (unaudited)

---------------------------------------------------------------------------------------------------------------
Principal             Floating
Amount($)             Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------
                                     ASSET BACKED SECURITIES -- 6.1%
                                     DIVERSIFIED FINANCIALS -- 6.1%
                                     Other Diversified Financial Services -- 4.3%
            322,675                  Small Business Administration Participation
                                     Certificates, 4.2%, 9/1/29                                 $       352,866
            621,490                  Small Business Administration Participation
                                     Certificates, 4.625%, 2/1/25                                       665,979
            656,431                  Small Business Administration Participation
                                     Certificates, 4.84%, 5/1/25                                        713,391
            703,135                  Small Business Administration Participation
                                     Certificates, 5.37%, 4/1/28                                        791,312
            473,645                  Small Business Administration Participation
                                     Certificates, 5.63%, 10/1/28                                       532,288
            140,713                  Small Business Administration Participation
                                     Certificates, 5.72%, 1/1/29                                        160,620
            870,742                  Small Business Administration Participation
                                     Certificates, 6.02%, 8/1/28                                      1,009,076
            178,684                  Small Business Administration Participation
                                     Certificates, 6.14%, 1/1/22                                        194,186
            454,479                  Small Business Administration Participation
                                     Certificates, 6.22%, 12/1/28                                       525,928
                                                                                                ---------------
                                                                                                $     4,945,646
---------------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 1.8%
          2,000,000           1.01   SLM Student Loan Trust 2004-10, Floating
                                     Rate Note, 4/27/26 (144A)                                  $     2,002,100
                                                                                                ---------------
                                     Total Diversified Financials                               $     6,947,746
---------------------------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $6,477,456)                                          $     6,947,746
---------------------------------------------------------------------------------------------------------------
                                     COLLATERALIZED MORTGAGE
                                     OBLIGATIONS -- 14.4%
                                     BANKS -- 1.4%
                                     Thrifts & Mortgage Finance -- 1.4%
          1,317,495           2.50   La Hipotecaria Panamanian Mortgage Trust
                                     2010-1, Floating Rate Note, 9/8/39 (144A)                  $     1,370,195
            290,449           3.26       La Hipotecaria Panamanian Mortgage Trust
                                     2014-1, Floating Rate Note, 11/24/42 (144A)                        299,526
                                                                                                ---------------
                                                                                                $     1,669,721
                                                                                                ---------------
                                     Total Banks                                                $     1,669,721
---------------------------------------------------------------------------------------------------------------
                                     GOVERNMENT -- 13.0%
                 35                  Federal Home Loan Mortgage Corp., REMICS,
                                     5.0%, 6/15/34                                              $            35
            152,865           0.56   Federal Home Loan Mortgage Corp., REMICS,
                                     Floating Rate Note, 12/15/20                                       153,850
          1,032,677           3.38   Federal National Mortgage Association
                                     2004-T2, Floating Rate Note, 7/25/43                             1,074,941


The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 17

---------------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)            Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------
                                     Government -- (continued)
          1,783,204                  Federal National Mortgage Association REMICS,
                                     3.0%, 6/25/23                                              $     1,880,923
            110,859                  Federal National Mortgage Association REMICS,
                                     4.5%, 6/25/29                                                      120,918
          3,228,249                  Federal National Mortgage Association, 4.92%,
                                     7/25/20                                                          3,227,187
          1,478,154                  Government National Mortgage Association
                                     REMICS, 2.1%, 2/16/48                                            1,486,439
            928,919                  Government National Mortgage Association
                                     REMICS, 3.25%, 4/16/27                                             989,178
            122,828                  Government National Mortgage Association,
                                     5.25%, 8/16/35                                                     139,075
            477,113                  Government National Mortgage Association,
                                     6.0%, 6/16/32                                                      538,605
          2,000,000           4.67   Government National Mortgage Association,
                                     Floating Rate Note, 1/16/50                                      2,236,240
            187,970           0.62   Government National Mortgage Association,
                                     Floating Rate Note, 12/16/29                                       188,959
            278,587           5.14   Government National Mortgage Association,
                                     Floating Rate Note, 12/16/36                                       279,108
          1,676,156           0.97   Government National Mortgage Association,
                                     Floating Rate Note, 2/16/53 (c)                                    124,270
          1,384,351           0.96   Government National Mortgage Association,
                                     Floating Rate Note, 3/16/53 (c)                                     93,661
          1,850,264           1.01   Government National Mortgage Association,
                                     Floating Rate Note, 9/16/52 (c)                                    136,892
            623,449                  Vendee Mortgage Trust 2008-1, 5.25%,
                                     1/15/32                                                            698,062
          1,282,952                  Vendee Mortgage Trust 2010-1, 4.25%,
                                     2/15/35                                                          1,388,721
                                                                                                ---------------
                                                                                                $    14,757,064
                                                                                                ---------------
                                     Total Government                                           $    14,757,064
---------------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED
                                     MORTGAGE OBLIGATIONS
                                     (Cost $16,010,740)                                         $    16,426,785
---------------------------------------------------------------------------------------------------------------
                                     CORPORATE BOND -- 0.5%
                                     DIVERSIFIED FINANCIALS -- 0.5%
                                     Other Diversified Financial Services -- 0.5%
     527,107                         Helios Leasing I LLC, 2.018%, 5/29/24                      $       529,133
---------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BOND
                                     (Cost $586,904)                                            $       529,133
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS -- 74.4%
  1,000,000                          Fannie Mae, 3.5%, 3/12/15                                  $     1,054,008
  1,315,875                          Fannie Mae, 3.763%, 12/1/20                                      1,451,132

The accompanying notes are an integral part of these financial statements.

18 Pioneer Government Income Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)            Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS -- (continued)
          9,329,024                  Fannie Mae, 4.0%, 9/1/20-7/1/44                            $     9,994,005
          4,940,813                  Fannie Mae, 4.5%, 11/1/20-12/1/43                                5,481,054
            370,735                  Fannie Mae, 4.987%, 6/1/15                                         371,839
          2,557,623                  Fannie Mae, 5.0%, 8/1/18-10/1/34                                 2,806,821
            115,798                  Fannie Mae, 5.72%, 11/1/28-6/1/29                                  131,396
             63,850                  Fannie Mae, 5.75%, 3/1/33                                           72,854
            149,225                  Fannie Mae, 5.9%, 11/1/27-4/1/28                                   169,254
            468,485                  Fannie Mae, 6.0%, 11/1/34-12/1/37                                  533,111
            210,686                  Fannie Mae, 6.5%, 7/1/32-11/1/47                                   244,086
              1,470                  Fannie Mae, 7.5%, 4/1/15-6/1/15                                      1,473
              1,345                  Fannie Mae, 8.0%, 7/1/15                                             1,351
            997,742                  Federal Home Loan Mortgage Corp., 3.5%,
                                     12/1/44                                                          1,052,998
            882,246                  Federal Home Loan Mortgage Corp., 4.0%,
                                     6/1/42                                                             945,321
            252,301                  Federal Home Loan Mortgage Corp., 5.0%,
                                     9/1/38-10/1/38                                                     277,803
             25,152                  Federal Home Loan Mortgage Corp., 5.5%,
                                     1/1/34                                                              28,236
            671,885                  Federal Home Loan Mortgage Corp., 6.0%,
                                     5/1/16-8/1/38                                                      761,267
             12,985                  Federal Home Loan Mortgage Corp., 6.5%,
                                     5/1/31                                                              14,895
             80,241                  Federal Home Loan Mortgage Corp., 7.0%,
                                     6/1/31-10/1/46                                                      90,232
          1,081,472                  Federal National Mortgage Association, 3.0%,
                                     12/1/21                                                          1,138,126
          2,000,000                  Financing Corp., Fico, 5/11/18 (d)                               1,926,398
          2,938,161                  Government National Mortgage Association I,
                                     3.5%, 1/21/15-1/15/44                                            3,117,448
          2,817,374                  Government National Mortgage Association I,
                                     4.0%, 1/21/15-1/15/45                                            3,029,064
            563,696                  Government National Mortgage Association I,
                                     4.5%, 4/15/18-6/15/25                                              595,860
            466,656                  Government National Mortgage Association I,
                                     5.0%, 2/15/19-7/15/40                                              513,631
            673,096                  Government National Mortgage Association I,
                                     5.5%, 6/15/18-10/15/34                                             748,565
             22,421                  Government National Mortgage Association I,
                                     5.72%, 4/15/29                                                      25,153
          4,760,015                  Government National Mortgage Association I,
                                     6.0%, 3/15/19-8/15/38                                            5,435,603
          1,510,122                  Government National Mortgage Association I,
                                     6.5%, 4/15/17-4/15/33                                            1,746,454
              9,171                  Government National Mortgage Association I,
                                     6.75%, 4/15/26                                                      10,460

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 19

---------------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)            Rate (b)                                                                           Value
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS -- (continued)
          1,034,248                  Government National Mortgage Association I,
                                     7.0%, 10/15/16-4/15/32                                     $     1,163,828
            392,120                  Government National Mortgage Association I,
                                     7.5%, 3/15/23-3/15/31                                              438,384
             49,514                  Government National Mortgage Association I,
                                     8.25%, 5/15/20                                                      55,302
              2,260                  Government National Mortgage Association I,
                                     8.5%, 8/15/21                                                        2,271
             14,710                  Government National Mortgage Association I,
                                     9.0%, 12/15/19-6/15/22                                              15,295
            236,614                  Government National Mortgage Association II,
                                     4.0%, 10/20/44                                                     253,100
            255,228                  Government National Mortgage Association II,
                                     5.0%, 12/20/18-1/20/20                                             272,061
            239,743                  Government National Mortgage Association II,
                                     5.5%, 10/20/37                                                     266,179
            295,998                  Government National Mortgage Association II,
                                     5.75%, 4/20/33-6/20/33                                             330,364
            208,882                  Government National Mortgage Association II,
                                     5.9%, 11/20/27-7/20/28                                             230,837
            518,143                  Government National Mortgage Association II,
                                     6.0%, 7/20/17-6/20/34                                              586,111
            194,349                  Government National Mortgage Association II,
                                     6.45%, 7/20/32-1/20/33                                             220,440
            267,730                  Government National Mortgage Association II,
                                     6.5%, 1/20/24-3/20/34                                              319,145
            155,709                  Government National Mortgage Association II,
                                     7.0%, 8/20/27-11/20/31                                             189,213
             59,818                  Government National Mortgage Association II,
                                     7.5%, 5/20/30-12/20/30                                              74,877
             77,764                  Government National Mortgage Association II,
                                     8.0%, 5/20/25-6/20/30                                               99,063
             10,900                  Government National Mortgage Association II,
                                     9.0%, 9/20/21-11/20/24                                              11,282
            600,000                  Private Export Funding Corp., 2.25%, 12/15/17                      619,388
          1,300,000                  Private Export Funding Corp., 2.8%, 5/15/22                      1,361,021
          3,420,000                  Private Export Funding Corp., 4.3%, 12/15/21                     3,910,667
          3,000,000                  Private Export Funding Corp., 4.375%, 3/15/19                    3,349,605
          1,655,000                  Private Export Funding Corp., 5.45%, 9/15/17                     1,851,642
          1,118,085                  Tennessee Valley Authority, 4.929%, 1/15/21                      1,267,194
            800,000                  Tennessee Valley Authority, 5.5%, 6/15/38                        1,133,085
          1,500,000                  U.S. Treasury Bonds, 3.0%, 5/15/42                               1,734,492
          2,500,000                  U.S. Treasury Bonds, 4.25%, 5/15/39                              3,468,945

The accompanying notes are an integral part of these financial statements.

20 Pioneer Government Income Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
Principal             Floating
Amount ($)            Rate (b)                                                                            Value
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND AGENCY
                                     OBLIGATIONS -- (continued)
          1,650,000                  U.S. Treasury Bonds, 4.5%, 5/15/38                         $     2,360,145
          2,486,375                  U.S. Treasury Inflation Indexed Bonds, 0.125%,
                                     7/15/24                                                          2,519,787
            565,000           0.09   U.S. Treasury Note, Floating Rate Note, 7/31/16                    564,989
          3,000,000                  U.S. Treasury Notes, 0.625%, 5/31/17                             3,003,984
          5,200,000                  U.S. Treasury Notes, 1.875%, 8/31/17                             5,360,061
          3,500,000                  U.S. Treasury Notes, 2.625%, 11/15/20                            3,746,642
                                                                                                ---------------
                                                                                                $    84,549,297
---------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS
                                     (Cost $79,744,564)                                         $    84,549,297
---------------------------------------------------------------------------------------------------------------
                                     FOREIGN GOVERNMENT BONDS -- 5.6%
          3,000,000                  Israel Government AID Bond, 5.5%, 4/26/24                  $     3,845,835
          2,000,000                  Israel Government AID Bond, 5.5%, 9/18/23                        2,537,386
                                                                                                ---------------
                                                                                                $     6,383,221
---------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN GOVERNMENT BONDS
                                     (Cost $5,856,680)                                          $     6,383,221
---------------------------------------------------------------------------------------------------------------
                                     MUNICIPAL BONDS -- 0.4% (e)
                                     Municipal General -- 0.2%
            125,000                  Virginia Commonwealth Transportation Board,
                                     4.0%, 5/15/31                                              $       137,839
            125,000                  Virginia Commonwealth Transportation Board,
                                     4.0%, 5/15/32                                                      137,194
                                                                                                ---------------
                                                                                                $       275,033
---------------------------------------------------------------------------------------------------------------
                                     Municipal Obligation -- 0.2%
            150,000                  State of Texas, 4.0%, 10/1/44 (f)                          $       161,850
---------------------------------------------------------------------------------------------------------------
                                     TOTAL MUNICIPAL BONDS
                                     (Cost $418,073)                                            $       436,883
---------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT IN SECURITIES -- 101.4%
                                     (Cost $109,094,417) (a)                                    $   115,273,065
---------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS & LIABILITIES -- (1.4)%                       $    (1,567,506)
---------------------------------------------------------------------------------------------------------------
                                     TOTAL NET ASSETS -- 100.0%                                 $   113,705,559
===============================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2015, the value of these securities amounted to $3,671,821 or 3.2% of total net assets.

REMICS Real estate mortgage investment conduits.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 21

(a) At January 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $109,350,006 was as follows:

       Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                             $   6,203,749
       Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                  (280,690)
                                                                                -------------
       Net unrealized appreciation                                              $   5,923,059
                                                                                =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion of payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)    Consists of Revenue Bonds unless otherwise indicated.

(f)    Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended January 31, 2015 aggregated $25,377,005 and $26,602,366, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of January 31, 2015, in valuing the Fund's assets:

--------------------------------------------------------------------------------------------
                                     Level 1          Level 2         Level 3  Total
--------------------------------------------------------------------------------------------
Asset Backed Securities              $           --   $    6,947,746  $    --  $  6,947,746
Collateralized Mortgage Obligations              --       16,426,785       --    16,426,785
Corporate Bond                                   --          529,133       --       529,133
U.S. Government and
   Agency Obligations                            --       84,549,297       --    84,549,297
Foreign Government Bonds                         --        6,383,221       --     6,383,221
Municipal Bonds                                  --          436,883       --       436,883
--------------------------------------------------------------------------------------------
Total                                $           --   $  115,273,065  $    --  $115,273,065
============================================================================================
Other Financial Instruments
Net unrealized depreciation on
   futures contracts                 $     (568,481)  $           --  $    --  $   (568,481)
--------------------------------------------------------------------------------------------
Total Other Financial Instruments    $     (568,481)  $           --  $    --  $   (568,481)
============================================================================================

During the six months ended January 31, 2015, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Government Income Fund | Semiannual Report | 1/31/15

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of January 31, 2015.

--------------------------------------------------------------------------------
                                   Level 1      Level 2     Level 3    Total
--------------------------------------------------------------------------------
Assets:
Futures collateral                 $274,270     $   --      $   --     $274,270
Liabilities:
Variation margin for
   futures contracts                (56,172)        --          --      (56,172)
--------------------------------------------------------------------------------
Total                              $218,098     $   --      $   --     $218,098
================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 23

Statement of Assets and Liabilities | 1/31/15 (unaudited)

ASSETS:
  Investment in securities (cost $109,094,417)                                  $ 115,273,065
  Cash                                                                              1,340,232
  Futures collateral                                                                  274,270
  Receivables --
     Investment securities sold                                                     2,124,782
     Fund shares sold                                                                  87,278
     Interest                                                                         624,543
  Prepaid expenses                                                                     46,355
----------------------------------------------------------------------------------------------
         Total assets                                                           $ 119,770,525
==============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $   5,292,753
     Fund shares repurchased                                                           39,584
     Trustee fees                                                                         468
  Variation margin                                                                     56,172
  Net unrealized depreciation on futures contracts                                    568,481
  Due to affiliates                                                                    42,545
  Accrued expenses                                                                     64,963
----------------------------------------------------------------------------------------------
         Total liabilities                                                      $   6,064,966
==============================================================================================
NET ASSETS:
  Paid-in capital                                                               $ 119,982,231
  Distributions in excess of net investment income                                   (680,107)
  Accumulated net realized loss on investments and futures contracts              (11,206,732)
  Net unrealized appreciation on investments                                        6,178,648
  Net unrealized depreciation on futures contracts                                   (568,481)
----------------------------------------------------------------------------------------------
         Total net assets                                                        $113,705,559
==============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $94,637,215/9,920,718 shares)                               $        9.54
  Class C (based on $14,435,414/1,512,881 shares)                               $        9.54
  Class Y (based on $4,632,930/485,505 shares)                                  $        9.54
MAXIMUM OFFERING PRICE:
  Class A ($9.54 (divided by) 95.5%)                                            $        9.99
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Statement of Operations (unaudited)
For the Six Months Ended 1/31/15

INVESTMENT INCOME:
   Interest                                                          $ 1,752,472
----------------------------------------------------------------------------------------------
         Total investment income                                                   $1,752,472
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   287,693
  Transfer agent fees and expenses
     Class A                                                              68,938
     Class B*                                                              4,456
     Class C                                                               6,400
     Class Y                                                                 540
  Distribution fees
     Class A                                                             117,346
     Class B*                                                              6,385
     Class C                                                              70,126
  Shareholder communications expense                                      55,679
  Administrative reimbursement                                            26,040
  Custodian fees                                                          19,457
  Registration fees                                                       30,057
  Professional fees                                                       34,440
  Printing expense                                                         9,459
  Fees and expenses of nonaffiliated Trustees                              2,842
  Pricing fees                                                             5,814
  Miscellaneous                                                           36,160
----------------------------------------------------------------------------------------------
         Total expenses                                                            $  781,832
----------------------------------------------------------------------------------------------
            Net investment income                                                  $  970,640
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                                     $   218,107
     Futures contracts                                                  (476,776)  $ (258,669)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $ 2,596,248
     Futures contracts                                                  (675,997)  $1,920,251
----------------------------------------------------------------------------------------------
  Net gain on investments and futures contracts                                    $1,661,582
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $2,632,222
==============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 25

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 1/31/15           Year Ended
                                                                 (unaudited)       7/31/14
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                            $       970,640   $     3,357,783
Net realized loss on investments and futures contracts                  (258,669)       (4,775,069)
Change in net unrealized appreciation (depreciation)
  on investments and futures contracts                                 1,920,251         3,858,890
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $     2,632,222   $     2,441,604
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.11 and $0.44 per share, respectively)          $    (1,080,462)  $    (4,602,730)
      Class B* ($0.03 and $0.34 per share, respectively)                  (6,643)         (107,545)
      Class C ($0.07 and $0.38 per share, respectively)                 (107,511)         (623,375)
      Class Y ($0.12 and $0.48 per share, respectively)                  (76,927)         (523,818)
---------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $    (1,271,543)  $    (5,857,468)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $    16,909,368   $    19,165,020
Reinvestment of distributions                                          1,271,543         4,972,391
Cost of shares repurchased                                           (22,931,778)      (49,877,652)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                 $    (4,750,867)  $   (25,740,241)
---------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $    (3,390,188)  $   (29,156,105)
NET ASSETS:
Beginning of period                                                  117,095,747       146,251,852
---------------------------------------------------------------------------------------------------
End of period                                                    $   113,705,559   $   117,095,747
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                 $      (680,107)  $      (379,204)
===================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Government Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------
                                '15 Shares   '15 Amount
                                (unaudited)  (unaudited)     '14 Shares   '14 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                      1,359,520   $ 12,898,710     1,314,683   $  12,471,203
Reinvestment of distributions      119,600      1,080,462       424,193       4,016,128
Less shares repurchased         (1,206,942)   (11,388,836)   (3,363,699)    (32,033,970)
----------------------------------------------------------------------------------------
      Net increase (decrease)      272,178   $  2,590,336    (1,624,823)  $ (15,546,639)
========================================================================================
Class B*
Shares sold or exchanged                81   $      1,653         1,307   $      13,715
Reinvestment of distributions          797          6,643        10,129          95,816
Less shares repurchased           (251,008)    (2,362,723)     (165,758)     (1,579,633)
----------------------------------------------------------------------------------------
      Net decrease                (250,130)  $ (2,354,427)     (154,322)  $  (1,470,102)
========================================================================================
Class C
Shares sold                        307,886   $  2,877,997       223,502   $   2,128,412
Reinvestment of distributions        8,274        107,511        40,663         384,816
Less shares repurchased           (244,931)    (2,316,028)     (809,347)     (7,710,044)
----------------------------------------------------------------------------------------
      Net increase (decrease)       71,229   $    669,480      (545,182)  $  (5,196,816)
========================================================================================
Class Y
Shares sold                        118,053   $  1,131,008       479,348   $   4,551,690
Reinvestment of distributions        9,849         76,927        50,177         475,631
Less shares repurchased           (726,262)    (6,864,191)     (897,536)     (8,554,005)
----------------------------------------------------------------------------------------
      Net decrease                (598,360)  $ (5,656,256)     (368,011)  $  (3,526,684)
========================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 27

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year      Year        Year       Year       Year
                                                             1/31/15       Ended     Ended       Ended      Ended      Ended
                                                             (unaudited)   7/31/14   7/31/13     7/31/12    7/31/11    7/31/10
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  9.42       $  9.67   $  10.33    $  10.07   $  10.15   $   9.81
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.09       $  0.26   $   0.38    $   0.27   $   0.32   $   0.31
   Net realized and unrealized gain (loss) on investments       0.14         (0.07)     (0.69)       0.33      (0.03)      0.40
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23       $  0.19   $  (0.31)   $   0.60   $   0.29   $   0.71
--------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.11)      $ (0.44)  $  (0.35)   $  (0.34)  $  (0.37)  $  (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.12       $ (0.25)  $  (0.66)   $   0.26   $  (0.08)  $   0.34
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.54       $  9.42   $   9.67    $  10.33   $  10.07   $  10.15
================================================================================================================================
Total return*                                                   2.45%         2.07%     (3.04)%      6.03%      2.95%      7.38%
Ratio of total expenses to average net assets                   1.27%**       1.28%      1.22%       1.14%      1.17%      1.13%
Ratio of net investment income (loss) to average net assets     1.78%**       2.70%      3.72%       2.57%      3.29%      3.13%
Portfolio turnover rate                                           45%**         16%        19%         67%        19%        84%
Net assets, end of period (in thousands)                     $94,637       $90,932   $109,054    $152,020   $131,758   $144,794
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 28

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year      Year       Year      Year      Year
                                                             1/31/15       Ended     Ended      Ended     Ended     Ended
                                                             (unaudited)   7/31/14   7/31/13    7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.42       $  9.68   $ 10.34    $ 10.08   $ 10.15   $  9.82
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05       $  0.20   $  0.32    $  0.22   $  0.25   $  0.24
   Net realized and unrealized gain (loss) on investments       0.14         (0.08)    (0.69)      0.31     (0.02)     0.39
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.19       $  0.12   $ (0.37)   $  0.53   $  0.23   $  0.63
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.07)      $ (0.38)  $ (0.29)   $ (0.27)  $ (0.30)  $ (0.30)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.12       $ (0.26)  $ (0.66)   $  0.26   $ (0.07)  $  0.33
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.54       $  9.42   $  9.68    $ 10.34   $ 10.08   $ 10.15
============================================================================================================================
Total return*                                                   2.06%         1.24%    (3.68)%     5.29%     2.32%     6.50%
Ratio of total expenses to average net assets (a)               1.97%**       2.02%     1.90%      1.83%     1.87%     1.86%
Ratio of net investment income (loss) to average net assets     1.08%**       1.98%     3.10%      1.73%     2.61%     2.41%
Portfolio turnover rate                                           45%**         16%       19%        67%       19%       84%
Net assets, end of period (in thousands)                     $14,435       $13,586   $19,225    $50,230   $26,113   $36,314
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

29 Pioneer Government Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended         Year      Year       Year      Year      Year
                                                             1/31/15       Ended     Ended      Ended     Ended     Ended
                                                             (unaudited)   7/31/14   7/31/13    7/31/12   7/31/11   7/31/10
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.43       $  9.68   $ 10.34    $ 10.07   $ 10.16   $  9.83
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06       $  0.33   $  0.39    $  0.33   $  0.36   $  0.34
   Net realized and unrealized gain (loss) on investments       0.17         (0.10)    (0.65)      0.32     (0.03)     0.40
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.23       $  0.23   $ (0.26)   $  0.65   $  0.33   $  0.74
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.12)      $ (0.48)  $ (0.40)   $ (0.38)  $ (0.42)  $ (0.41)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.11       $ (0.25)  $ (0.66)   $  0.27   $ (0.09)  $  0.33
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.54       $  9.43   $  9.68    $ 10.34   $ 10.07   $ 10.16
============================================================================================================================
Total return*                                                   2.51%         2.48%    (2.65)%     6.56%     3.32%     7.75%
Ratio of total expenses to average net assets (a)               0.97%**       0.92%     0.85%      0.74%     0.69%     0.77%
Ratio of net investment income (loss) to average net assets     2.04%**       3.03%     3.80%      2.83%     3.85%     3.58%
Portfolio turnover rate                                           45%**         16%       19%        67%       19%       84%
Net assets, end of period (in thousands)                     $ 4,633       $10,219   $14,057    $13,092   $ 6,496   $10,699
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 30

Notes to Financial Statements | 1/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 31

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

32 Pioneer Government Income Fund | Semiannual Report | 1/31/15

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax characters of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                   $5,857,468
    ----------------------------------------------------------------------------
        Total                                                         $5,857,468
    ----------------------------------------------------------------------------

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 33

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                               $        43,705
    Capital loss carryforward                                       (10,832,803)
    Dividends payable                                                  (175,064)
    Net unrealized appreciation                                       3,326,811
    ----------------------------------------------------------------------------
       Total                                                    $    (7,637,351)
    ============================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the tax treatment of premium and amortization and the mark-to-market on futures contracts.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $2,124 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2015.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to

34 Pioneer Government Income Fund | Semiannual Report | 1/31/15 prepayments. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2015 was $274,270. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rates and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the six months ended January 31, 2015 was $11,859,592.

     At January 31, 2015, open futures contracts were as follows.

     -----------------------------------------------------------------------------
                           Number of                               Unrealized
                           Contracts    Settlement                 Appreciation/
     Type                  Long/(Short) Month      Value           (Depreciation)
     -----------------------------------------------------------------------------
     US Long Bond (CBT)    (121)        3/15       $(18,305,031)   $(1,193,930)
     US 10 Year Note (CBT) (47)         3/15         (6,151,125)      (218,477)
     US 5 Year Note (CBT)  (10)         3/15         (1,213,438)       (23,231)
     US 2 Year Note (CBT)   27          3/15          5,933,672         22,813
     US Ultra Bond (CBT)    41          3/15          7,336,438        844,344
     ---------------------------------------------------------------------------
      Total                                        $(12,399,484)   $  (568,481)
     ---------------------------------------------------------------------------

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 35

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,851 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $42,000
Class B                                                                    2,279
Class C                                                                    6,500
Class Y                                                                    4,900
--------------------------------------------------------------------------------
    Total                                                                $55,679
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,566 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or

36 Pioneer Government Income Fund | Semiannual Report | 1/31/15 account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,128 in distribution fees payable to PFD at January 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2015, CDSCs in the amount of $289 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2015 were as follows:

------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as
Hedging Instruments      Asset Derivatives 2015          Liabilities Derivatives 2015
Under Accounting         -----------------------------------------------------------------
Standards Codification   Balance Sheet                   Balance Sheet
(ASC) 815                Location           Value        Location                Value
------------------------------------------------------------------------------------------
Futures contracts        Net unrealized                  Net unrealized
                         appreciation on                 depreciation on
                         futures contracts   $      --   futures contracts       $568,481
------------------------------------------------------------------------------------------
Total                                        $      --                           $568,481
==========================================================================================

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 37

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                 Change in
Derivatives Not                                                                  Unrealized
Accounted for as                                                 Realized        Appreciation/
Hedging Instruments                                              Gain/(Loss)     (Depreciation)
Under Accounting         Location of Gain/(Loss)                 on Derivatives  on Derivatives
Standards Codification   on Derivatives Recognized               Recognized      Recognized
(ASC) 815                in Income                               in Income       in Income
-------------------------------------------------------------------------------------------------
Futures contracts        Net realized gain (loss) on
                         futures contracts                       $(476,776)

Futures contracts        Change in net unrealized appreciation
                         (depreciation) on futures contracts                     $(675,997)

7. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

8. Conversion of Class B Shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

38 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Government Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 39 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's performance results for periods ended June 30, 2014. The Trustees indicated

40 Pioneer Government Income Fund | Semiannual Report | 1/31/15 that they were satisfied with PIM's investment discipline and approach in the prevailing market conditions, notwithstanding relatively poor peer comparisons of total return over the 1-, 3- and 5-year periods.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the fourth quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the Fund's management fee was only four basis points higher than the median management fee paid by other funds in its Morningstar peer group, and only one basis point higher than the management fee at the bottom of the third quintile of funds in the Fund's Morningstar peer group. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fifth quintile relative to its Morningstar peer group and in the fifth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted the Fund's relatively small asset size compared to most of the other funds in its peer groups, and that the Fund has not been able to take advantage of the economies of scale afforded by greater asset size. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 41 and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

42 Pioneer Government Income Fund | Semiannual Report | 1/31/15

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                 Pioneer Government Income Fund | Semiannual Report | 1/31/15 43

Trustees, Officers and Service Providers

Trustees                              Advisory Trustee
Thomas J. Perna, Chairman             Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                  Officers
Margaret B.W. Graham                  Lisa M. Jones, President and Chief
Marguerite A. Piret                      Executive Officer
Fred J. Ricciardi                     Mark E. Bradley, Treasurer and
Kenneth J. Taubes                        Chief Financial Officer
                                      Christopher J. Kelley, Secretary and
                                         Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

44 Pioneer Government Income Fund | Semiannual Report | 1/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 18828-09-0315

                        Pioneer Classic
                        Balanced Fund

--------------------------------------------------------------------------------
                        Semiannual Report | January 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     AOBLX
                        Class C     PCBCX
                        Class Y     AYBLX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         45

Notes to Financial Statements                                                52

Approval of Investment Advisory Agreement                                    62

Trustees, Officers and Service Providers                                     67

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 3

Portfolio Management Discussion | 1/31/15

The domestic stock and bond markets both delivered positive performance during the six-month period ended January 31, 2015. Stock values moved higher on continuing evidence of domestic economic strengthening, while declining market interest rates helped the performance of many bond investments, especially Treasuries with longer maturities and other high-quality securities. In the following interview, Richard Schlanger and Walter Hunnewell, Jr., discuss the market environment and the factors that affected the performance of Pioneer Classic Balanced Fund during the six-month period. Mr. Schlanger, a vice president and a portfolio manager at Pioneer, and Mr. Hunnewell, a vice president and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended January 31, 2015?

A Pioneer Classic Balanced Fund's Class A shares returned 2.97% at net asset value during the six-month period ended January 31, 2015, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 4.36% and 4.80%, respectively. During the same period, the average return of the 555 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 0.73%, and the average return of the 897 mutual funds in Morningstar's Moderate Allocation Funds category was 1.28%.

Q How would you describe the environment for investing in the domestic equity and fixed-income markets over the six-month period ended January 31, 2015?

A While the sudden and dramatic decline in world oil prices created some worries in the market, stock prices appreciated during the period based on continuing evidence that the U.S. economy was growing and corporate profits were improving. The Fund's equity benchmark, the S&P 500 Index, returned a solid 4.36% during the six-month period as equity investors, encouraged by reports of accelerating jobs gains, increased consumer spending and gathering momentum in the housing recovery, remained positive while focusing on the likelihood that the domestic economy could sustain its upward momentum, despite a number of potential headwinds. The potential headwinds included the aforementioned dramatic decline in world oil prices, which hurt the stock performance of many energy-related companies as well as some industrial firms. Combined with weakening prices of other commodities, the drop in oil prices also raised worries about the potential threat of deflation. In addition, weakening economic growth trends in Europe, Japan and China and rising geopolitical risks in the

4 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

     Middle East and Eastern Europe posed potential problems for equity investors. Nevertheless, overall market sentiment remained optimistic over the six-month period.

     In the domestic equity market, defensive sectors tended to outperform other areas during the period, with the utilities sector leading the way, followed by health care and consumer staples. Meanwhile, the energy sector, battered by the drop in oil prices, turned in the weakest performance during the six-month period; the telecommunication services and materials sectors also trailed the overall market.

     In the fixed-income market, the dominant factors driving performance during the period were the decline in market interest rates and the flattening of the yield curve, which reflects the differences in yields between longer-maturity and shorter-maturity securities. While shorter-term interest rates moved little from their already-low levels, longer-term interest rates declined sharply. The yields of 30-year Treasuries, for example, fell by 109 basis points (bps), or 1.09%, and the yields of 10-year Treasuries declined by 92 bps, or 0.92%. By comparison, the yields of two-year Treasuries fell by just eight bps (0.08%) during the six-month period as long-term Treasuries and government-agency bonds generally outperformed other fixed-income sectors, including agency mortgages, corporate bonds (especially high-yield corporates) and other credit-sensitive groups. Problems overseas also contributed to the rally in higher-quality U.S. bonds, as foreign investors were attracted to the relative strength of the U.S. dollar versus most foreign currencies and the relatively solid yields available in the domestic bond market as compared with those available in foreign markets.

Q How were the Fund's assets allocated between equities and bonds during the six-month period ended January 31, 2015?

A The asset allocation of the Fund remained relatively stable over the period. We began the period last August with about 63% of the Fund's invested assets allocated to equities, and ended the six months with a weighting in equities of about 62%. Throughout the six-month period, we thought equities offered relatively superior value to bonds, especially given the low yields available in the fixed-income market.

Q What were the principal factors that affected the benchmark-relative performance of the Fund's equity portfolio during the six-month period ended January 31, 2015?

A The Fund's equity portfolio participated in the market gains during the period, although it did underperform the S&P 500 benchmark. In the equity portfolio, a significant underweighting of the strong-performing utilities sector hurt relative performance, as did a substantially

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 5 overweighted position in the weak-performing energy sector. On the positive side, the Fund's heavy exposure to health care stocks supported relative performance, as did overall stock selection results.

     Despite the immediate negative effects of declining oil prices on energy stocks, we retained positions in many of the Fund's energy holdings through the end of the period. Our view ran contrary to market sentiment, as investors became concerned about the effect slumping oil prices would have on energy companies' profit margins. We took a more positive view of the fundamental outlook for the energy sector, however, as we believed the declines in oil prices were more related to excess supply rather than slowing demand. We feel that the outlook for energy stocks still looks good and that the market merely overreacted to the near-term declines in commodity prices. The portfolio's energy exposure is weighted towards mid-stream energy infrastructure companies with operations in the lower 48 states. These include pipeline and gas liquids processing companies and domestic oil & gas producers with low-cost reserves, an area where we expect to find more stable long-term opportunities.

     Among individual stock picks, the Fund's investment in Lowe's, the homebuilding supply retailer, performed particularly well during the period. Lowe's was helped by the rebounding housing industry as well as better management. Another standout contributor to the Fund's returns during the period was a position in Chesapeake Lodging Trust, a real estate investment trust (REIT) that invests in hotel properties in major metropolitan areas. Chesapeake is successfully executing on its strategy to buy, refurbish and reposition older lodging properties and then improve their profitability. Also supporting the Fund's results during the period were positions in G&K Services, a uniform rental company that benefited from growing domestic employment numbers, and CVS Health, the retail pharmacy chain and prescription benefit manager that performed well on increased generic drug purchasing and better public access to health care services.

     The weakness in oil and other commodities prices was the major factor which held back the performance of several Fund holdings during the period, including: LyondellBasell Industries, a low-cost petrochemical company whose earnings were affected by declining end-product prices; ConocoPhillips, an independent oil exploration and production company hurt by the effects of falling oil prices; and Targa Resources and ONEOK, two mid-stream energy infrastructure companies that also were affected by weakness in commodity prices.

6 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Q Could you discuss the changes you made to the Fund's equity portfolio during the six-month period ended January 31, 2015?

A As the six-month period progressed, we made several changes to the Fund's equity portfolio, moving from a significant underweight in financials to a slight overweight, as we thought select financials firms would benefit from an eventual increase in short-term interest rates. Additionally, within the financials sector we invested in two outdoor billboard advertising companies that are recent, non-traditional REIT conversions. We believe those equities should benefit from both the improving U.S. economy and greater interest on the part of REIT investors. As we increased the portfolio's exposure to financials companies, we reduced the overweights in the energy and materials sectors.

     As of January 31, 2015, the largest sector overweights in the Fund's equity portfolio relative to the S&P 500 Index were in the health care, industrials and energy sectors; the most significant underweights were in utilities, consumer staples, and information technology.

     Notable transactions during the six-month period included the establishment of a position in Kinder Morgan, an energy infrastructure company that we believe is less sensitive to commodity costs than its mid-stream peers. We also added to existing portfolio positions in pharmaceutical company AbbVie and in American Airlines, while initiating positions in drug distributor Cardinal Health and medical device company Medtronic.

     As for sales during the period, we liquidated portfolio positions in Johnson & Johnson, the diversified pharmaceutical and health care products corporation, pharmaceutical retailer Walgreen, and energy companies EQT Resources, Schlumberger and ONEOK.

Q Which of your investment strategies had the largest effects on the benchmark-relative performance of the Fund's fixed-income portfolio during the six-month period ended January 31, 2015?

A The Fund's fixed-income portfolio underperformed the Barclays Index during the period, with a shorter-than-benchmark duration as well as an underweight position in U.S. Treasuries the main detractors. (Duration is a measure of the sensitivity of the price -- the value of principal -- of a fixed-income investment to a change in interest rates, expressed as a number of years.).

     Throughout the six-month period, we tried to keep the Fund protected against the possibility of a spike in interest rates by maintaining a short-duration stance in the portfolio relative to the Barclays Government/Credit Bond Index. Unfortunately, the decline in market interest rates during the period resulted in outperformance by longer-maturity securities. Consistent with the short-duration positioning aimed at reducing interest-rate risk in

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 7 the portfolio, we also maintained a substantial underweight in U.S. Treasuries, which typically accounted for about 4% of the Fund's invested assets within the fixed-income part of the portfolio. On the other hand, those securities, which outperformed during the period, represented a better-than 50% weighting in the Barclays Index benchmark.

     Elsewhere, the portfolio's slight overweight position in bonds issued by industrial companies detracted from benchmark-relative returns as industrial bonds underperformed when market expectations for longer-term capital expenditures on energy projects declined -- a byproduct of the effects of declining oil prices. The Fund's positions in government-agency mortgage-backed securities also underperformed due to the perceived risk that declining interest rates would lead to a spike in mortgage-refinancing activity, thus eroding the values of existing mortgages.

     Among the Fund's individual bond holdings, some securities issued by energy companies underperformed during the period and hurt relative returns.

Q Could you discuss the changes you made to the Fund's fixed-income portfolio during the six-month period ended January 31, 2015?

A The composition of the Fund's fixed-income portfolio remained relatively stable over the six months, although we did reduce exposure to domestic investment-grade corporate bonds, international investment-grade bonds and emerging markets debt, while increasing holdings in event-linked bonds issued by property-and-casualty insurers.

     As of January 31, 2015, the largest allocation in the Fund's fixed-income portfolio was to domestic investment-grade corporate bonds, despite our decision to decrease exposure to the asset class during the period. Government-agency mortgages represented the second-largest allocation within the fixed-income portfolio as of January 31, 2015, and the Fund also had notable allocations to international investment-grade debt and non-government-agency mortgages. The effective duration of the Fund's fixed-income assets was 4.58 years at period end.

Q Did the Fund have any investments in derivative securities during the six-month period ended January 31, 2015?

A Yes, we did invest in some Treasury futures contracts as part of our strategy in managing duration, or the Fund's price-sensitivity to changes in interest rates. The use of the derivatives had little impact on the Fund's relative results during the period.

8 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Q Did the Fund's current yield, or dividend, change significantly (either positively or negatively) during the six-month period ended January 31, 2015?

A Although market interest rates declined over the six-month period, the Fund's current yield remained relatively stable in a generally low-yield environment. As part of our fixed-income strategy, we attempt to invest the Fund in a portfolio of securities that we believe can earn a solid gross current yield before deduction of any fees or expenses. At the end of the six-month period, the current yield generated by the Fund's fixed-income investments was about 4.31%. In managing the Fund's equity holdings, which represented a majority of invested assets, we typically aim for a gross dividend that is higher than that of the S&P 500*. The overall yield of the Fund derives from the yields generated by both the fixed-income and equity portfolios, although the primary objective of the Fund is not yield.

Q    What is your investment outlook?

A We believe the U.S. economy should be able to maintain a steady growth path. At the same time, inflationary threats are likely to remain low, thus reducing any pressures on the U.S. Federal Reserve (Fed) to move dramatically to tighten monetary policy. That said, we do remain concerned that global geopolitical tensions combined with falling oil prices could create both volatility and a possible dislocation in the capital markets.

     We find the outlook for U.S. corporate profits a bit unclear as there are different factors at play which could have both positive and negative effects on profitability, such as the stronger U.S. dollar. The strong dollar may have a limiting effect on the earnings of U.S.-based, multinational companies, but it also may make U.S. securities appear more attractive to foreign investors, which would be a positive for U.S. companies. Declining oil prices are another factor. The price drop already has had a negative effect on the performance of energy-exposed corporations, including some industrial companies. On the other hand, lower energy prices often translate into more money being available for consumers to spend on other goods and services, which could aid the bottom lines of U.S. corporations in the non-energy and non-industrial sectors.

     Going forward, we intend to maintain our focus on investing the Fund's assets in the stocks of well-established corporations that, as a group, produce higher dividends than the S&P 500's stock universe. As noted earlier, we have maintained portfolio overweights in the health care, industrials and energy sectors. We believe the latter two groups have been perhaps disproportionately punished by a market overreaction to falling oil prices.

*    Dividends are not guaranteed.

                   Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 9

     In the Fund's fixed-income portfolio, we have maintained an overweight position in corporate bonds, especially issuers whose profits derive primarily from U.S. operations. We expect to add to the Fund's exposure to government-agency mortgages, which should perform well as the Fed begins to remove some of its accommodation and begins to raise short- term interest rates. We also expect to maintain a shorter-than-benchmark duration stance as we attempt to protect the Fund against potentially higher market rates, as we believe the risk of such an increase is even greater given the declines of recent months.

Please refer to the Schedule of Investments on pages 19-44 for a full listing of Fund Securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

10 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 11

Portfolio Summary | 1/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         59.3%
U.S. Corporate Bonds                                                       10.9%
U.S. Government Securities                                                 10.6%
International Corporate Bonds                                               5.6%
Collateralized Mortgage Obligations                                         4.8%
International Common Stocks                                                 2.4%
Municipal Bonds                                                             1.7%
Asset Backed Securities                                                     1.6%
Senior Secured Loans                                                        1.2%
Foreign Government Bonds                                                    0.7%
Depository Receipts for International Stocks                                0.5%
U.S. Preferred Stocks                                                       0.4%
Convertible Preferred Stocks                                                0.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 25.4%
Health Care                                                                13.1%
Information Technology                                                     12.1%
Government                                                                 10.9%
Consumer Discretionary                                                      9.1%
Energy                                                                      8.7%
Industrials                                                                 8.6%
Consumer Staples                                                            5.2%
Materials                                                                   2.7%
Utilities                                                                   1.8%
Telecommunication Services                                                  1.5%
Other                                                                       0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Apple, Inc.                                                            2.24%
--------------------------------------------------------------------------------
 2. Microsoft Corp.                                                        2.05
--------------------------------------------------------------------------------
 3. AbbVie, Inc.                                                           1.84
--------------------------------------------------------------------------------
 4. Gilead Sciences, Inc.                                                  1.75
--------------------------------------------------------------------------------
 5. CVS Health Corp.                                                       1.66
--------------------------------------------------------------------------------
 6. Pfizer, Inc.                                                           1.44
--------------------------------------------------------------------------------
 7. Chesapeake Lodging Trust                                               1.43
--------------------------------------------------------------------------------
 8. Lowe's Companies, Inc.                                                 1.35
--------------------------------------------------------------------------------
 9. McKesson Corp.                                                         1.30
--------------------------------------------------------------------------------
10. Celgene Corp.                                                          1.30
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Prices and Distributions | 1/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        1/31/15                     7/31/14
--------------------------------------------------------------------------------
           A                           $9.10                       $9.76
--------------------------------------------------------------------------------
           C                           $9.05                       $9.70
--------------------------------------------------------------------------------
           Y                           $9.15                       $9.79
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-1/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment         Short-Term        Long-Term
         Class           Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A             $0.1038               $0.0578          $0.7997
--------------------------------------------------------------------------------
           C             $0.0691               $0.0578          $0.7997
--------------------------------------------------------------------------------
           Y             $0.1081               $0.0578          $0.7997
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-16.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 13

Performance Update | 1/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------
                                                Barclays
                                                Govern-
                         Net       Public       ment/           Standard
                         Asset     Offering     Credit          & Poor's
                         Value     Price        Bond            500
Period                   (NAV)     (POP)        Index           Index
--------------------------------------------------------------------------------
10 Years                  6.77%    6.27%        4.90%            7.61%
5 Years                  10.27     9.26         4.93            15.58
1 Year                   10.38     5.45         7.24            14.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                         Gross     Net
--------------------------------------------------------------------------------
                         1.25%     1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays
                                         Government/
                        Pioneer Classic  Credit Bond    Standard & Poor's
                        Balanced Fund    Index          500 Index
1/31/2005               $  9,550         $ 10,000       $ 10,000
1/31/2006               $ 10,348         $ 10,148       $ 11,038
1/31/2007               $ 11,570         $ 10,542       $ 12,638
1/31/2008               $ 11,585         $ 11,528       $ 12,346
1/31/2009               $  8,606         $ 11,774       $  7,579
1/31/2010               $ 11,271         $ 12,685       $ 10,090
1/31/2011               $ 12,847         $ 13,333       $ 12,330
1/31/2012               $ 13,223         $ 14,641       $ 12,847
1/31/2013               $ 14,600         $ 15,062       $ 15,000
1/31/2014               $ 16,648         $ 15,044       $ 18,226
1/31/2015               $ 18,375         $ 16,133       $ 20,814

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class A shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class A shares of the Fund would be lower.

14 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Performance Update | 1/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------
                                                Barclays
                                                Govern-
                                                ment/           Standard
                                                Credit          & Poor's
                         If        If Re-       Bond            500
Period                   Held      deemed       Index           Index
--------------------------------------------------------------------------------
10 Years                 5.93%     5.93%        4.90%            7.61%
5 Years                  9.38      9.38         4.93            15.58
1 Year                   9.59      9.59         7.24            14.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                         Barclays
                                         Government/
                        Pioneer Classic  Credit Bond    Standard & Poor's
                        Balanced Fund    Index          500 Index
1/31/2005               $ 10,000         $ 10,000       $ 10,000
1/31/2006               $ 10,810         $ 10,148       $ 11,038
1/31/2007               $ 11,990         $ 10,542       $ 12,638
1/31/2008               $ 11,904         $ 11,528       $ 12,346
1/31/2009               $  8,761         $ 11,774       $  7,579
1/31/2010               $ 11,366         $ 12,685       $ 10,090
1/31/2011               $ 12,843         $ 13,333       $ 12,330
1/31/2012               $ 13,119         $ 14,641       $ 12,847
1/31/2013               $ 14,355         $ 15,062       $ 15,000
1/31/2014               $ 16,240         $ 15,044       $ 18,226
1/31/2015               $ 17,797         $ 16,133       $ 20,814

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class C shares for periods prior to September 23, 2005, is based upon the performance of AmSouth Balanced Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class C shares of the Fund would be lower.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 15

Performance Update | 1/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

                                      Barclays
                                      Government/   Standard
                         Net Asset    Credit        & Poor's
                         Value        Bond          500
Period                   (NAV)        Index         Index
--------------------------------------------------------------------------------
10 Years                  7.11%       4.90%          7.61%
5 Years                  10.62        4.93          15.58
1 Year                   10.71        7.24          14.20
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                         Barclays
                                         Government/
                        Pioneer Classic  Credit Bond    Standard & Poor's
                        Balanced Fund    Index          500 Index
1/31/2005               $ 5,000,000      $ 5,000,000    $  5,000,000
1/31/2006               $ 5,431,768      $ 5,073,811    $  5,518,793
1/31/2007               $ 6,094,358      $ 5,270,783    $  6,318,948
1/31/2008               $ 6,124,944      $ 5,764,077    $  6,172,793
1/31/2009               $ 4,564,143      $ 5,887,095    $  3,789,258
1/31/2010               $ 5,999,403      $ 6,342,460    $  5,044,908
1/31/2011               $ 6,860,963      $ 6,666,546    $  6,164,917
1/31/2012               $ 7,088,851      $ 7,320,608    $  6,423,334
1/31/2013               $ 7,839,457      $ 7,531,193    $  7,500,043
1/31/2014               $ 8,977,921      $ 7,522,142    $  9,113,083
1/31/2015               $ 9,939,520      $ 8,066,655    $ 10,407,080

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Classic Balanced Fund acquired the assets and liabilities of AmSouth Balanced Fund on September 23, 2005. The performance shown for Class Y shares of the Fund for periods prior to September 23, 2005, is based on the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of Class Y shares of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from August 1, 2014 through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                              A                C                Y
--------------------------------------------------------------------------------
Beginning Account Value              $1,000.00        $1,000.00        $1,000.00
on 8/1/14
--------------------------------------------------------------------------------
Ending Account                       $1,029.70        $1,027.30        $1,032.20
Value (after expenses)
on 1/31/15
--------------------------------------------------------------------------------
Expenses Paid                        $    6.45        $   10.32        $    5.33
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio, plus the expense ratio of the underlying funds. These combined totals were 1.26%, 2.02% and 1.04% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the partial year period).

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2014 through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                             A                C                 Y
--------------------------------------------------------------------------------
Beginning Account Value              $1,000.00        $1,000.00        $1,000.00
on 8/1/14
--------------------------------------------------------------------------------
Ending Account                       $1,018.85        $1,015.02        $1,019.96
Value (after expenses)
on 1/31/15
--------------------------------------------------------------------------------
Expenses Paid                        $    6.41        $   10.26        $    5.30
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio, plus the expense ratio of the underlying funds. These combined totals were 1.26%, 2.02% and 1.04% for Class A, Class C and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Schedule of Investments | 1/31/15 (unaudited)

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     PREFERRED STOCKS -- 0.4%
                                     BANKS -- 0.2%
                                     Diversified Banks -- 0.1%
              2,699           7.88   Citigroup Capital XIII, Floating Rate Note, 10/30/40       $        71,389
              4,872           6.00   US Bancorp, Floating Rate Note (Perpetual)                         132,324
              3,816           6.50   US Bancorp, Floating Rate Note (Perpetual)                         112,877
                                                                                                ---------------
                                                                                                $       316,590
---------------------------------------------------------------------------------------------------------------
                                     Regional Banks -- 0.1%
              1,000           6.25   CoBank ACB, Floating Rate Note (Perpetual) (144A)          $       103,125
                                                                                                ---------------
                                     Total Banks                                                $       419,715
---------------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.0%+
                                     Asset Management & Custody Banks -- 0.0%+
              1,400           5.90   State Street Corp., Floating Rate Note, 12/31/73           $        37,002
                                                                                                ---------------
                                     Total Diversified Financials                               $        37,002
---------------------------------------------------------------------------------------------------------------
                                     INSURANCE -- 0.2%
                                     Property & Casualty Insurance -- 0.2%
             20,876           5.10   The Allstate Corp., Floating Rate Note, 1/15/53            $       538,810
                                                                                                ---------------
                                     Total Insurance                                            $       538,810
---------------------------------------------------------------------------------------------------------------
                                     TOTAL PREFERRED STOCKS
                                     (Cost $948,443)                                            $       995,527
---------------------------------------------------------------------------------------------------------------
                                     CONVERTIBLE PREFERRED STOCKS -- 0.3%
                                     BANKS -- 0.3%
                                     Diversified Banks -- 0.3%
                700                  Wells Fargo & Co., 7.5% (Perpetual)                        $       870,100
                                                                                                ---------------
                                     Total Banks                                                $       870,100
---------------------------------------------------------------------------------------------------------------
                                     TOTAL CONVERTIBLE PREFERRED STOCKS
                                     (Cost $730,069)                                            $       870,100
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------
                                     COMMON STOCKS -- 61.9%
                                     ENERGY -- 6.0%
                                     Integrated Oil & Gas -- 0.5%
             16,218                  Occidental Petroleum Corp.                                 $     1,297,440
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 1.6%
             41,555                  ConocoPhillips                                             $     2,617,134
             15,915                  EOG Resources, Inc.                                              1,416,912
                                                                                                ---------------
                                                                                                $     4,034,046
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 19

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 1.2%
             21,659                  Marathon Petroleum Corp.*                                  $     2,005,407
             14,236                  Phillips 66                                                      1,001,076
                                                                                                ---------------
                                                                                                $     3,006,483
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 2.7%
             68,016                  Kinder Morgan, Inc./DE                                     $     2,792,057
             42,716                  Spectra Energy Corp.                                             1,428,423
             13,187                  Targa Resources Corp.                                            1,145,027
             30,304                  The Williams Companies, Inc.                                     1,329,133
                                                                                                ---------------
                                                                                                $     6,694,640
                                                                                                ---------------
                                     Total Energy                                               $    15,032,609
---------------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 1.6%
                                     Commodity Chemicals -- 1.0%
             31,633                  LyondellBasell Industries NV                               $     2,501,854
---------------------------------------------------------------------------------------------------------------
                                     Fertilizers & Agricultural Chemicals -- 0.6%
             13,578                  Monsanto Co.                                               $     1,601,932
                                                                                                ---------------
                                     Total Materials                                            $     4,103,786
---------------------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 5.0%
                                     Aerospace & Defense -- 1.7%
             27,348                  Honeywell International, Inc.                              $     2,673,540
             13,505                  United Technologies Corp.                                        1,550,104
                                                                                                ---------------
                                                                                                $     4,223,644
---------------------------------------------------------------------------------------------------------------
                                     Electrical Components & Equipment -- 1.0%
             15,795                  Eaton Corp. Plc                                            $       996,507
             15,114                  Rockwell Automation, Inc.                                        1,646,217
                                                                                                ---------------
                                                                                                $     2,642,724
---------------------------------------------------------------------------------------------------------------
                                     Construction & Farm Machinery & Heavy Trucks -- 0.6%
             11,188                  Cummins, Inc.                                              $     1,560,278
---------------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 1.7%
             24,163                  Ingersoll-Rand Plc                                         $     1,604,423
              7,983                  Parker-Hannifin Corp.                                              929,700
             12,347                  Snap-on, Inc.                                                    1,638,570
                                                                                                ---------------
                                                                                                $     4,172,693
                                                                                                ---------------
                                     Total Capital Goods                                        $    12,599,339
---------------------------------------------------------------------------------------------------------------
                                     COMMERCIAL SERVICES & SUPPLIES -- 1.2%
                                     Diversified Support Services -- 1.2%
             30,960                  G&K Services, Inc.                                         $     2,170,296
             24,849                  KAR Auction Services, Inc.                                         847,599
                                                                                                ---------------
                                                                                                $     3,017,895
                                                                                                ---------------
                                     Total Commercial Services & Supplies                       $     3,017,895
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 1.2%
                                     Airlines -- 1.2%
             58,311                  American Airlines Group, Inc.                              $     2,861,904
                                                                                                ---------------
                                     Total Transportation                                       $     2,861,904
---------------------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.6%
                                     Automobile Manufacturers -- 0.6%
             99,303                  Ford Motor Co.                                             $     1,460,747
                                                                                                ---------------
                                     Total Automobiles & Components                             $     1,460,747
---------------------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.4%
                                     Restaurants -- 0.4%
             10,316                  McDonald's Corp.                                           $       953,611
                                                                                                ---------------
                                     Total Consumer Services                                    $       953,611
---------------------------------------------------------------------------------------------------------------
                                     MEDIA -- 2.9%
                                     Broadcasting -- 0.4%
             17,932                  CBS Corp. (Class B)                                        $       982,853
---------------------------------------------------------------------------------------------------------------
                                     Cable & Satellite -- 0.4%
             20,076                  Comcast Corp.                                              $     1,066,939
---------------------------------------------------------------------------------------------------------------
                                     Movies & Entertainment -- 1.3%
             53,410                  Regal Entertainment Group                                  $     1,130,156
             22,769                  The Walt Disney Co.                                              2,071,068
                                                                                                ---------------
                                                                                                $     3,201,224
---------------------------------------------------------------------------------------------------------------
                                     Publishing -- 0.8%
             62,384                  Gannett Co, Inc.                                           $     1,934,528
                                                                                                ---------------
                                     Total Media                                                $     7,185,544
---------------------------------------------------------------------------------------------------------------
                                     RETAILING -- 3.7%
                                     Department Stores -- 0.8%
             30,651                  Macy's, Inc.                                               $     1,957,986
---------------------------------------------------------------------------------------------------------------
                                     Apparel Retail -- 0.8%
             23,325                  Ross Stores, Inc.                                          $     2,139,136
---------------------------------------------------------------------------------------------------------------
                                     Home Improvement Retail -- 1.3%
             49,307                  Lowe's Companies, Inc.                                     $     3,341,042
---------------------------------------------------------------------------------------------------------------
                                     Specialty Stores -- 0.8%
             13,581                  Tractor Supply Co.*                                        $     1,102,370
             19,465                  Vitamin Shoppe, Inc.*                                              822,786
                                                                                                ---------------
                                                                                                $     1,925,156
                                                                                                ---------------
                                     Total Retailing                                            $     9,363,320
---------------------------------------------------------------------------------------------------------------
                                     FOOD & STAPLES RETAILING -- 1.6%
                                     Drug Retail -- 1.6%
             41,856                  CVS Health Corp.                                           $     4,108,585
                                                                                                ---------------
                                     Total Food & Staples Retailing                             $     4,108,585
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 21

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 2.6%
                                     Soft Drinks -- 0.3%
             17,566                  Coca-Cola Enterprises, Inc.                                $       739,529
---------------------------------------------------------------------------------------------------------------
                                     Packaged Foods & Meats -- 0.5%
             35,221                  Mondelez International, Inc.                               $     1,241,188
---------------------------------------------------------------------------------------------------------------
                                     Tobacco -- 1.8%
             35,094                  Altria Group, Inc.                                         $     1,863,491
             39,550                  Lorillard, Inc.                                                  2,594,876
                                                                                                ---------------
                                                                                                $     4,458,367
                                                                                                ---------------
                                     Total Food, Beverage & Tobacco                             $     6,439,084
---------------------------------------------------------------------------------------------------------------
                                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                     Personal Products -- 0.4%
             23,436                  Nu Skin Enterprises, Inc.                                  $       960,407
                                                                                                ---------------
                                     Total Household & Personal Products                        $       960,407
---------------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 2.8%
                                     Health Care Equipment -- 0.9%
             30,914                  Medtronic PLC                                              $     2,207,260
---------------------------------------------------------------------------------------------------------------
                                     Health Care Distributors -- 1.9%
             19,163                  Cardinal Health, Inc.                                      $     1,594,170
             15,212                  McKesson Corp.                                                   3,234,832
                                                                                                ---------------
                                                                                                $     4,829,002
                                                                                                ---------------
                                     Total Health Care Equipment & Services                     $     7,036,262
---------------------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS, BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 9.7%
                                     Biotechnology -- 3.0%
             27,028                  Celgene Corp.*                                             $     3,220,656
             41,442                  Gilead Sciences, Inc.*                                           4,344,365
                                                                                                ---------------
                                                                                                $     7,565,021
---------------------------------------------------------------------------------------------------------------
                                     Pharmaceuticals -- 6.7%
             75,451                  AbbVie, Inc.                                               $     4,553,468
              9,968                  Actavis plc*                                                     2,656,871
             20,810                  AstraZeneca Plc (A.D.R.)                                         1,478,342
             11,184                  Mallinckrodt Plc*                                                1,185,392
             52,872                  Merck & Co., Inc.                                                3,187,124
            114,555                  Pfizer, Inc.                                                     3,579,844
                                                                                                ---------------
                                                                                                $    16,641,041
                                                                                                ---------------
                                     Total Pharmaceuticals, Biotechnology & Life Sciences       $    24,206,062
---------------------------------------------------------------------------------------------------------------
                                     BANKS -- 3.0%
                                     Diversified Banks -- 1.2%
            204,454                  Bank of America Corp.                                      $     3,097,478
---------------------------------------------------------------------------------------------------------------
                                     Regional Banks -- 1.2%
             34,088                  The PNC Financial Services Group, Inc.                     $     2,881,800
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- 0.6%
             56,104                  New York Community Bancorp, Inc.                           $       866,807
             41,867                  People's United Financial, Inc.                                    589,069
                                                                                                ---------------
                                                                                                $     1,455,876
                                                                                                ---------------
                                     Total Banks                                                $     7,435,154
---------------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 2.9%
                                     Specialized Finance -- 0.6%
             16,652                  CME Group, Inc./IL                                         $     1,420,416
---------------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 1.0%
             44,918                  Discover Financial Services, Inc.                          $     2,442,641
---------------------------------------------------------------------------------------------------------------
                                     Asset Management & Custody Banks -- 1.0%
             92,232                  Ares Capital Corp.                                         $     1,535,663
             67,965                  TCP Capital Corp.                                                1,071,128
                                                                                                ---------------
                                                                                                $     2,606,791
---------------------------------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 0.3%
             14,595                  Lazard, Ltd.                                               $       668,451
                                                                                                ---------------
                                     Total Diversified Financials                               $     7,138,299
---------------------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 4.3%
                                     Hotel & Resort REIT -- 1.7%
             96,795                  Chesapeake Lodging Trust                                   $     3,554,312
             33,757                  Host Hotels & Resorts, Inc.                                        772,698
                                                                                                ---------------
                                                                                                $     4,327,010
---------------------------------------------------------------------------------------------------------------
                                     Residential REIT -- 0.8%
             42,818                  American Campus Communities, Inc.                          $     1,882,279
---------------------------------------------------------------------------------------------------------------
                                     Specialized REIT -- 1.8%
             54,056                  Iron Mountain Inc.                                         $     2,153,591
             14,253                  Lamar Advertising Company                                          798,453
             56,594                  Outfront Media, Inc.                                             1,604,440
                                                                                                ---------------
                                                                                                $     4,556,484
                                                                                                ---------------
                                     Total Real Estate                                          $    10,765,773
---------------------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 5.6%
                                     Internet Software & Services -- 3.6%
             39,361                  eBay, Inc.*                                                $     2,086,133
             28,505                  Facebook, Inc.*                                                  2,163,815
              4,803                  Google, Inc. (Class A)*                                          2,581,853
              4,006                  Google, Inc. (Class C)                                           2,141,287
                                                                                                ---------------
                                                                                                $     8,973,088
---------------------------------------------------------------------------------------------------------------
                                     Systems Software -- 2.0%
            126,015                  Microsoft Corp.                                            $     5,091,006
                                                                                                ---------------
                                     Total Software & Services                                  $    14,064,094
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 23

---------------------------------------------------------------------------------------------------------------
Shares                                                                                          Value
---------------------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE & EQUIPMENT -- 3.8%
                                     Communications Equipment -- 0.4%
              8,746                  F5 Networks, Inc.*                                         $       976,229
---------------------------------------------------------------------------------------------------------------
                                     Computer Storage & Peripherals -- 3.4%
             47,371                  Apple, Inc.                                                $     5,549,986
            115,310                  EMC Corp.                                                        2,989,988
                                                                                                ---------------
                                                                                                $     8,539,974
                                                                                                ---------------
                                     Total Technology Hardware & Equipment                      $     9,516,203
---------------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR
                                     EQUIPMENT -- 2.0%
                                     Semiconductors -- 2.0%
             19,494                  Analog Devices, Inc.                                       $     1,015,735
             44,217                  Intel Corp.                                                      1,460,930
             34,579                  Microchip Technology, Inc.                                       1,559,513
             22,091                  Xilinx, Inc.                                                       852,160
                                                                                                ---------------
                                                                                                $     4,888,338
                                                                                                ---------------
                                     Total Semiconductors & Semiconductor Equipment             $     4,888,338
---------------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.6%
                                     Integrated Telecommunication Services -- 0.6%
             33,977                  Verizon Communications, Inc.                               $     1,553,089
                                                                                                ---------------
                                     Total Telecommunication Services                           $     1,553,089
---------------------------------------------------------------------------------------------------------------
                                     TOTAL COMMON STOCKS
                                     (Cost $126,442,472)                                        $   154,690,105
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)
---------------------------------------------------------------------------------------------------------------
                                     ASSET BACKED SECURITIES -- 1.7%
                                     CONSUMER SERVICES -- 0.1%
                                     Hotels, Resorts & Cruise Lines -- 0.1%
            237,457                  Westgate Resorts LLC, 9.5%, 2/20/25 (144A)                 $       245,937
                                                                                                ---------------
                                     Total Consumer Services                                    $       245,937
---------------------------------------------------------------------------------------------------------------
                                     BANKS -- 1.0%
                                     Thrifts & Mortgage Finance -- 1.0%
            142,394           0.67   Bayview Financial Mortgage Pass-Through Trust 2005-C,
                                     Floating Rate Note, 6/28/44                                $       141,548
            167,791                  Credit-Based Asset Servicing and Securitization LLC,
                                     4.775%, 7/25/35 (Step)                                             170,409
             63,714                  Lehman ABS Manufactured Housing Contract Trust
                                     2001-B, 5.873%, 5/15/41                                             68,621
             90,495           0.42   Lehman Brothers Small Balance Commercial, Floating
                                     Rate Note, 2/25/30 (144A)                                           85,419

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
            189,803                  Nations Equipment Finance Funding II LLC, 3.276%,
                                     1/22/19 (144A)                                             $       191,562
            265,000           1.74   NovaStar Mortgage Funding Trust Series 2004-3,
                                     Floating Rate Note, 12/25/34                                       251,944
            335,000           0.77   PFS Financing Corp., Floating Rate Note, 2/15/19 (144A)            335,743
            398,667                  STORE Master Funding LLC, 4.21%, 4/20/44 (144A)                    420,583
            153,616                  STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                    167,588
             79,207           0.30   Structured Asset Securities Corp Mortgage Loan Trust
                                     2007-BC2, Floating Rate Note, 3/25/37                               78,800
            589,364                  SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                  585,956
                                                                                                ---------------
                                                                                                $     2,498,173
                                                                                                ---------------
                                     Total Banks                                                $     2,498,173
---------------------------------------------------------------------------------------------------------------

                                     DIVERSIFIED FINANCIALS -- 0.4%
                                     Other Diversified Financial Services -- 0.2%
             99,989                  AXIS Equipment Finance Receivables II LLC, 3.81%,
                                     12/20/16                                                   $       100,604
            244,330                  VOLT XIX LLC, 3.875%, 4/26/55 (Step)                               244,091
                                                                                                ---------------
                                                                                                $       344,695
---------------------------------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.1%
            305,000           0.61   GE Dealer Floorplan Master Note Trust, Floating Rate
                                     Note, 10/20/17                                             $       305,272
---------------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 0.1%
            250,000                  AmeriCredit Automobile Receivables Trust 2012-4,
                                     3.82%, 2/10/20 (144A)                                      $       257,051
             82,320                  California Republic Auto Receivables Trust 2012-1,
                                     1.18%, 8/15/17 (144A)                                               82,496
                                                                                                ---------------
                                                                                                $       339,547
                                                                                                ---------------
                                     Total Diversified Financials                               $       989,514
---------------------------------------------------------------------------------------------------------------
                                     GOVERNMENT -- 0.2%
                                     Government -- 0.2%
            200,272           2.17   Fannie Mae Connecticut Avenue Securities, Floating
                                     Rate Note, 10/25/23                                        $       201,554
            242,190           1.52   Freddie Mac Structured Agency Credit Risk Debt Notes,
                                     Floating Rate Note, 8/25/24                                        242,453
                                                                                                ---------------
                                                                                                $       444,007
                                                                                                ---------------
                                     Total Government                                           $       444,007
---------------------------------------------------------------------------------------------------------------
                                     TOTAL ASSET BACKED SECURITIES
                                     (Cost $4,141,383)                                          $     4,177,631
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 25

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------

                                     COLLATERALIZED MORTGAGE
                                     OBLIGATIONS -- 4.9%
                                     MATERIALS -- 0.1%
                                     Forest Products -- 0.1%
            350,000                  TimberStar Trust 1, 7.5296%, 10/15/36 (144A)               $       365,808
                                                                                                ---------------
                                     Total Materials                                            $       365,808
---------------------------------------------------------------------------------------------------------------
                                     BANKS -- 3.9%
                                     Thrifts & Mortgage Finance -- 3.9%
            265,013           0.46   ASG Resecuritization Trust 2010-3, Floating Rate Note,
                                     12/29/45 (144A)                                            $       254,811
            330,000           2.37   BAMLL Commercial Mortgage Securities Trust 2014-FL1,
                                     Floating Rate Note, 12/15/31                                       329,655
            200,000           2.12   BAMLL Commercial Mortgage Securities Trust 2014-INLD,
                                     Floating Rate Note, 12/15/29                                       199,993
            147,136                  Banc of America Alternative Loan Trust 2003-2, 5.75%,
                                     4/25/33                                                            152,498
            295,885                  Banc of America Alternative Loan Trust 2003-7, 5.5%,
                                     9/25/33                                                            307,963
             49,786                  Banc of America Mortgage Trust 2004-11, 5.75%,
                                     1/25/35                                                             50,610
            120,710                  Bayview Opportunity Master Fund IIA Trust 2012-4NPL,
                                     3.9496%, 1/28/34 (Step)                                            119,650
             90,213           2.33   Bear Stearns ARM Trust 2003-5, Floating Rate Note,
                                     8/25/33                                                             89,969
            400,000           4.99   Bear Stearns Commercial Mortgage Securities Trust
                                     2005-PWR9, Floating Rate Note, 9/11/42                             408,483
            290,000           2.02    Carefree Portfolio Trust 2014-CARE, Floating Rate Note,
                                     11/15/29 (144A)                                                    290,137
            100,000           4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                                     7/17/28 (144A)                                                      99,926
            168,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                   170,894
            123,789           4.89   Commercial Mortgage Trust 2005-GG3, Floating Rate
                                     Note, 8/10/42                                                      123,816
            200,000                  Credit Suisse First Boston Mortgage Securities Corp.,
                                     4.877%, 4/15/37                                                    200,172
            333,000           1.47   Del Coronado Trust 2013-DEL, Floating Rate Note,
                                     3/16/26 (144A)                                                     332,968
             86,623                  Global Mortgage Securitization, Ltd., 5.25%, 4/25/32
                                     (144A)                                                              83,701
            175,000                  GS Mortgage Securities Corp II Series 2005-GG4
                                     REMICS, 4.782%, 7/10/39                                            175,596
            222,718           0.79   Impac CMB Trust Series 2004-4, Floating Rate Note,
                                     9/25/34                                                            212,653
            250,000                  JP Morgan Chase Commercial Mortgage Securities
                                     Trust 2010-C2, 3.6159%, 11/15/43 (144A)                            263,291
            278,372           2.05   JP Morgan Mortgage Trust 2003-A1, Floating Rate Note,
                                     10/25/33                                                           277,559

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
          1,176,836           3.00   JP Morgan Mortgage Trust 2014-2, Floating Rate Note,
                                     6/25/29 (144A)                                             $     1,211,534
            186,539           5.33   LSTAR Commercial Mortgage Trust, Floating Rate Note,
                                     6/25/43 (144A)                                                     187,215
            156,018                  MASTR Alternative Loan Trust 2004-6, 6.0%, 7/25/34                 158,832
             34,758           0.95   Merrill Lynch Mortgage Investors Trust Series MLCC
                                     2004-D REMICS, Floating Rate Note, 9/25/29                          29,962
            275,812           5.47   ML-CFC Commercial Mortgage Trust 2006-1, Floating
                                     Rate Note, 2/12/39                                                 283,889
            288,827           0.45   Morgan Stanley Mortgage Loan Trust 2005-6AR, Floating
                                     Rate Note, 11/25/35                                                277,844
            679,506           3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                                     7/25/43 (144A)                                                     692,884
             60,852                  ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                       60,852
            795,642                  RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33                  801,442
            396,804                  RALI Series 2004-QS13 Trust, 5.0%, 9/25/19                         405,107
             81,518                  RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                           83,563
             51,039           0.77   RALI Series 2004-QS5 Trust, Floating Rate Note, 4/25/34             50,382
             85,587                  Residential Asset Securitization Trust 2004-A8, 5.25%,
                                     11/25/34                                                            88,239
            250,000           2.32   Resource Capital Corp. CRE Notes 2013, Ltd., Floating
                                     Rate Note, 6/15/16 (144A)                                          250,271
             93,262           2.25   Sequoia Mortgage Trust 2013-8, Floating Rate Note,
                                     6/25/43                                                             92,344
            148,282           3.00   Sequoia Mortgage Trust 2013-8, Floating Rate Note,
                                     6/25/43                                                            148,595
            233,825           1.46   Starwood Property Mortgage Trust 2013-FV1, Floating
                                     Rate Note, 8/11/28 (144A)                                          234,001
            109,574           2.86   Structured Adjustable Rate Mortgage Loan Trust
                                     Class 1A1, Floating Rate Note, 3/25/34                             109,692
            108,875           2.37   Structured Adjustable Rate Mortgage Loan Trust, Floating
                                     Rate Note, 1/25/35                                                 108,012
            113,886           2.54   Structured Adjustable Rate Mortgage Loan Trust, Floating
                                     Rate Note, 9/25/34                                                 112,816
             89,211                  VOLT XXIII LLC, 3.625%, 11/25/53 (Step)                             89,435
                                                                                                ---------------
                                                                                                $     9,621,256
                                                                                                ---------------
                                     Total Banks                                                $     9,621,256
---------------------------------------------------------------------------------------------------------------
                                     GOVERNMENT -- 0.9%
                                     Government -- 0.9%
            781,525                  Federal Home Loan Mortgage Corp. REMICS, 3.5%,
                                     11/15/25                                                   $       850,228
                 15                  Federal Home Loan Mortgage Corp. REMICS, 5.0%,
                                     6/15/34                                                                 15
             88,141           0.81   Federal Home Loan Mortgage Corp. REMICS, Floating
                                     Rate Note, 2/15/24                                                  90,959

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 27

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Government -- (continued)
            115,657           0.56   Federal Home Loan Mortgage Corp. REMICS, Floating
                                     Rate Note, 5/15/41                                         $       116,291
             76,649                  Federal Home Loan Mortgage Corp., 3.0%, 10/15/38                    79,019
             78,111           0.49   Federal National Mortgage Association REMICS, Floating
                                     Rate Note, 11/25/36                                                 78,517
            127,658           3.40   Federal National Mortgage Association REMICS, Floating
                                     Rate Note, 3/25/39                                                 126,517
            118,111           0.47   Federal National Mortgage Association REMICS, Floating
                                     Rate Note, 4/25/36                                                 118,292
            331,645           0.62   Federal National Mortgage Association REMICS, Floating
                                     Rate Note, 7/25/41                                                 333,771
             53,337           0.72   Federal National Mortgage Association REMICS, Floating
                                     Rate Note, 9/25/37                                                  53,863
            141,737           0.57   Federal National Mortgage Association, Floating Rate
                                     Note, 2/25/41                                                      142,196
            109,000           3.82   FREMF Mortgage Trust Class B, Floating Rate Note,
                                     6/25/47 (144A)                                                     114,176
             54,494           0.67   Government National Mortgage Association, Floating
                                     Rate Note, 11/20/30                                                 54,896
                                                                                                ---------------
                                                                                                $     2,158,740
                                                                                                ---------------
                                     Total Government                                           $     2,158,740
---------------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $12,009,545)                                         $    12,145,804
---------------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 16.5%
                                     ENERGY -- 2.7%
                                     Oil & Gas Drilling -- 0.3%
            250,000                  Ensco Plc, 4.5%, 10/1/24                                   $       241,811
            225,000                  Pride International, Inc., 6.875%, 8/15/20                         254,528
            100,000                  Rowan Companies, Inc., 4.75%, 1/15/24                               94,891
            250,000                  Transocean, Inc., 6.375%, 12/15/21                                 206,719
                                                                                                ---------------
                                                                                                $       797,949
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 0.1%
            205,000                  Weatherford International, Ltd. Bermuda,
                                     9.625%, 3/1/19                                             $       218,547
---------------------------------------------------------------------------------------------------------------
                                     Integrated Oil & Gas -- 0.3%
            250,000                  ConocoPhillips Co., 2.875%, 11/15/21                       $       257,317
            175,000                  Ecopetrol SA, 4.25%, 9/18/18                                       182,875
            250,000                  Statoil ASA, 2.9%, 11/8/20                                         262,163
                                                                                                ---------------
                                                                                                $       702,355
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                                Value
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Exploration & Production -- 0.2%
             200,000                 Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)                $       231,500
             400,000                 Novatek OAO via Novatek Finance, Ltd., 4.422%,
                                     12/13/22 (144A)                                                    292,000
                                                                                                ---------------
                                                                                                $       523,500
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Refining & Marketing -- 0.5%
             300,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                     $       305,514
             360,000                 Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                      397,590
             370,000                 Valero Energy Corp., 9.375%, 3/15/19                               464,361
                                                                                                ---------------
                                                                                                $     1,167,465
---------------------------------------------------------------------------------------------------------------
                                     Oil & Gas Storage & Transportation -- 1.1%
             125,000                 Buckeye Partners LP, 6.05%, 1/15/18                        $       138,680
             200,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                           225,632
             250,000          5.85   DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)              230,000
             250,000                 Enterprise Products Operating LLC, 2.55%, 10/15/19                 254,132
             200,000                 Kinder Morgan, Inc. Delaware, 3.05%, 12/1/19                       201,836
             250,000                 Plains All American Pipeline LP, 4.9%, 2/15/45                     272,448
             425,000                 Questar Pipeline Co., 5.83%, 2/1/18                                474,848
             200,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                         227,918
             242,000                 The Williams Companies, Inc., 7.75%, 6/15/31                       271,240
             100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                       100,764
             200,000          6.35   TransCanada PipeLines, Ltd., Floating Rate Note, 5/15/67           193,000
             200,000                 Williams Partners LP, 4.3%, 3/4/24                                 200,598
                                                                                                ---------------
                                                                                                $     2,791,096
---------------------------------------------------------------------------------------------------------------
                                     Coal & Consumable Fuels -- 0.1%
             250,000                 Corp Nacional del Cobre de Chile, 5.625%,
                                     10/18/43 (144A)                                            $       280,695
---------------------------------------------------------------------------------------------------------------
                                     Other Diversified Financial Services -- 0.1%
             250,000                 Sinopec Group Overseas Development 2014, Ltd.,
                                     4.375%, 4/10/24 (144A)                                     $       272,176
                                                                                                ---------------
                                     Total Energy                                               $     6,753,783
---------------------------------------------------------------------------------------------------------------
                                     MATERIALS -- 0.8%
                                     Diversified Chemicals -- 0.1%
             250,000                 FMC Corp., 4.1%, 2/1/24                                    $       270,425
---------------------------------------------------------------------------------------------------------------
                                     Fertilizers & Agricultural Chemicals -- 0.1%
             200,000                 Monsanto Co., 1.15%, 6/30/17                               $       200,236
---------------------------------------------------------------------------------------------------------------
                                     Industrial Gases -- 0.1%
             250,000                 Praxair Inc., 2.65%, 2/5/25                                $       252,142
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 29

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------

                                     Specialty Chemicals -- 0.1%
            200,000                  Cytec Industries, Inc., 3.5%, 4/1/23                       $       203,608
            100,000                  The Valspar Corp., 3.3%, 2/1/25                                    101,675
                                                                                                ---------------
                                                                                                $       305,283
---------------------------------------------------------------------------------------------------------------
                                     Construction Materials -- 0.1%
            125,000                  Holcim US Finance Sarl & Cie SCS, 6.0%,
                                     12/30/19 (144A)                                            $       145,822
---------------------------------------------------------------------------------------------------------------
                                     Diversified Metals & Mining -- 0.1%
            350,000                  Gold Fields Orogen Holdings BVI, Ltd., 4.875%,
                                     10/7/20 (144A)                                             $       309,750
---------------------------------------------------------------------------------------------------------------
                                     Gold -- 0.1%
            150,000                  Barrick Gold Corp., 5.8%, 11/15/34                         $       152,545
---------------------------------------------------------------------------------------------------------------
                                     Steel -- 0.1%
            200,000                  Glencore Funding LLC, 4.125%, 5/30/23 (144A)               $       193,085
            150,000                  Worthington Industries, Inc., 4.55%, 4/15/26                       165,806
                                                                                                ---------------
                                                                                                $       358,891
                                                                                                ---------------
                                     Total Materials                                            $     1,995,094
---------------------------------------------------------------------------------------------------------------
                                     CAPITAL GOODS -- 0.6%
                                     Aerospace & Defense -- 0.1%
            200,000                  Rockwell Collins, Inc., 3.7%, 12/15/23                     $       216,407
---------------------------------------------------------------------------------------------------------------
                                     Building Products -- 0.0%+
            175,000           5.75   Stanley Black & Decker, Inc., Floating Rate Note,
                                     12/15/53                                                   $       189,788
---------------------------------------------------------------------------------------------------------------
                                     Industrial Conglomerates -- 0.1%
            200,000                  3M Co., 1.625%, 6/15/19                                    $       201,462
---------------------------------------------------------------------------------------------------------------
                                     Construction & Farm Machinery & Heavy Trucks -- 0.3%
            250,000                  Cummins, Inc., 5.65%, 3/1/98                               $       311,923
            130,000                  Cummins, Inc., 6.75%, 2/15/27                                      172,865
            250,000                  Wabtec Corp. Delaware, 4.375%, 8/15/23                             274,696
                                                                                                ---------------
                                                                                                $       759,484
---------------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 0.1%
            200,000                  CNH Industrial Capital LLC, 3.375%, 7/15/19 (144A)         $       192,000
             51,000                  Valmont Industries, Inc., 6.625%, 4/20/20                           61,024
                                                                                                ---------------
                                                                                                $       253,024
                                                                                                ---------------
                                     Total Capital Goods                                        $     1,620,165
---------------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.2%
                                     Airlines -- 0.1%
            142,846                  Air Canada 2013-1 Class A Pass Through Trust,
                                     4.125%, 11/15/26 (144A)                                    $       147,845
              3,273                  Continental Airlines 1998-1 Class A Pass Through
                                     Trust, 6.648%, 9/15/17                                               3,383

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Airlines -- (continued)
             67,827                  Delta Air Lines 2010-2 Class A Pass Through Trust,
                                     4.95%, 5/23/19                                             $        73,084
                                                                                                ---------------
                                                                                                $       224,312
---------------------------------------------------------------------------------------------------------------
                                     Railroads -- 0.1%
            150,000                  Burlington Northern Santa Fe LLC, 5.15%, 9/1/43            $       183,708
                                                                                                ---------------
                                     Total Transportation                                       $       408,020
---------------------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.1%
                                     Auto Parts & Equipment -- 0.1%
            145,000                  Delphi Corp., 4.15%, 3/15/24                               $       156,028
---------------------------------------------------------------------------------------------------------------
                                     Automobile Manufacturers -- 0.0%+
             55,000                  Hyundai Motor Manufacturing Czech s.r.o., 4.5%,
                                     4/15/15 (144A)                                             $        55,374
                                                                                                ---------------
                                     Total Automobiles & Components                             $       211,402
---------------------------------------------------------------------------------------------------------------
                                     CONSUMER SERVICES -- 0.3%
                                     Hotels, Resorts & Cruise Lines -- 0.1%
            250,000                  Marriott International, Inc., 3.125%, 10/15/21             $       259,046
            120,000                  Marriott International, Inc., 3.375%, 10/15/20                     126,309
                                                                                                ---------------
                                                                                                $       385,355
---------------------------------------------------------------------------------------------------------------
                                     Restaurants -- 0.1%
            140,000                  Starbucks Corp., 0.875%, 12/5/16                           $       140,229
---------------------------------------------------------------------------------------------------------------
                                     Education Services -- 0.1%
            250,000                  Colby College, 4.25%, 7/1/55                               $       254,059
                                                                                                ---------------
                                     Total Consumer Services                                    $       779,643
---------------------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.6%
                                     Broadcasting -- 0.3%
            512,000                  21st Century Fox America, Inc., 7.3%, 4/30/28              $       682,460
---------------------------------------------------------------------------------------------------------------
                                     Cable & Satellite -- 0.1%
            125,000                  Sky Plc, 6.1%, 2/15/18 (144A)                              $       140,418
---------------------------------------------------------------------------------------------------------------
                                     Movies & Entertainment -- 0.1%
            250,000                  The Met, 3.4%, 7/1/45                                      $       254,511
---------------------------------------------------------------------------------------------------------------
                                     Publishing -- 0.1%
             95,000                  Thomson Reuters Corp., 0.875%, 5/23/16                     $        95,092
            250,000                  Thomson Reuters Corp., 1.3%, 2/23/17                               250,340
                                                                                                ---------------
                                                                                                $       345,432
                                                                                                ---------------
                                     Total Media                                                $     1,422,821
---------------------------------------------------------------------------------------------------------------
                                     RETAILING -- 0.2%
                                     Catalog Retail -- 0.1%
            225,000                  QVC, Inc., 4.45%, 2/15/25                                  $       230,032
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 31

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Apparel Retail -- 0.1%
            250,000                  The TJX Companies, Inc., 2.75%, 6/15/21                    $       258,239
                                                                                                ---------------
                                     Total Retailing                                            $       488,271
---------------------------------------------------------------------------------------------------------------
                                     FOOD & STAPLES RETAILING -- 0.1%
                                     Drug Retail -- 0.1%
            166,370                  CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)             $       183,227
            112,302                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                     132,881
                                                                                                ---------------
                                                                                                $       316,108
                                                                                                ---------------
                                     Total Food & Staples Retailing                             $       316,108
---------------------------------------------------------------------------------------------------------------
                                     FOOD, BEVERAGE & TOBACCO -- 0.3%
                                     Brewers -- 0.0%+
             55,000                  Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19       $        67,458
---------------------------------------------------------------------------------------------------------------
                                     Agricultural Products -- 0.2%
            410,000                  Viterra, Inc., 5.95%, 8/1/20 (144A)                        $       459,109
---------------------------------------------------------------------------------------------------------------
                                     Packaged Foods & Meats -- 0.1%
            250,000                  Kraft Foods Group, Inc., 3.5%, 6/6/22                      $       262,046
---------------------------------------------------------------------------------------------------------------
                                     Tobacco -- 0.0%+
             50,000                  Philip Morris International, Inc., 3.25%, 11/10/24         $        52,304
                                                                                                ---------------
                                     Total Food, Beverage & Tobacco                             $       840,917
---------------------------------------------------------------------------------------------------------------
                                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                     Household Products -- 0.2%
            200,000                  Kimberly-Clark de Mexico SAB de CV, 3.8%,
                                     4/8/24 (144A)                                              $       215,524
            200,000                  Reckitt Benckiser Treasury Services Plc, 2.125%,
                                     9/21/18 (144A)                                                     203,349
                                                                                                ---------------
                                                                                                $       418,873
                                                                                                ---------------
                                     Total Household & Personal Products                        $       418,873
---------------------------------------------------------------------------------------------------------------
                                     HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                     Health Care Equipment -- 0.2%
            250,000                  Becton Dickinson and Co., 1.8%, 12/15/17                   $       252,163
            150,000                  Boston Scientific Corp., 2.65%, 10/1/18                            152,929
                                                                                                ---------------
                                                                                                $       405,092
---------------------------------------------------------------------------------------------------------------
                                     Managed Health Care -- 0.0%+
            100,000                  Anthem, Inc., 3.3%, 1/15/23                                $       102,252
                                                                                                ---------------
                                     Total Health Care Equipment & Services                     $       507,344
---------------------------------------------------------------------------------------------------------------
                                     PHARMACEUTICALS, BIOTECHNOLOGY &
                                     LIFE SCIENCES -- 0.1%
                                     Pharmaceuticals -- 0.1%
            175,000                  Mylan, Inc. Pennsylvania, 2.55%, 3/28/19                   $       177,823
                                                                                                ---------------
                                     Total Pharmaceuticals, Biotechnology & Life Sciences       $       177,823
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     BANKS -- 1.6%
                                     Diversified Banks -- 1.1%
            250,000                  Citigroup, Inc., 2.55%, 4/8/19                             $       255,064
            200,000                  Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                     BA Netherlands, 3.875%, 2/8/22                                     217,859
            300,000                  Export-Import Bank of Korea, 2.875%, 9/17/18                       310,376
            250,000                  First Tennessee Bank NA, 2.95%, 12/1/19                            254,644
            200,000                  HSBC Holdings Plc, 4.875%, 1/14/22                                 229,661
            250,000                  Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                            254,002
            200,000                  Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                       239,702
            250,000                  Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                        296,059
            250,000                  Nordea Bank AB, 4.25%, 9/21/22 (144A)                              266,588
            150,000                  Royal Bank of Canada, 1.45%, 9/9/16                                151,592
            200,000                  Wells Fargo & Co., 4.125%, 8/15/23                                 214,958
                                                                                                ---------------
                                                                                                $     2,690,505
---------------------------------------------------------------------------------------------------------------
                                     Regional Banks -- 0.5%
            138,000                  BB&T Corp., 1.6%, 8/15/17                                  $       139,159
            250,000                  HSBC Bank USA NA New York NY, 6.0%, 8/9/17                         276,474
            300,000                  SunTrust Bank, 1.35%, 2/15/17                                      301,320
            600,000           6.75   The PNC Financial Services Group, Inc., Floating Rate
                                     Note (Perpetual)                                                   663,126
                                                                                                ---------------
                                                                                                $     1,380,079
                                                                                                ---------------
                                     Total Banks                                                $     4,070,584
---------------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 1.9%
                                     Other Diversified Financial Services -- 1.0%
            290,000                  Alterra Finance LLC, 6.25%, 9/30/20                        $       343,292
            400,000                  Carlyle Holdings II Finance LLC, 5.625%, 3/30/43 (144A)            484,122
            250,000                  General Electric Capital Corp., 5.625%, 9/15/17                    278,037
            420,000                  General Electric Capital Corp., 6.75%, 3/15/32                     592,221
            100,000                  Hyundai Capital Services, Inc., 6.0%, 5/5/15 (144A)                101,331
            400,000           5.15   JPMorgan Chase & Co., Floating Rate Note (Perpetual)               386,000
            300,000           6.75   JPMorgan Chase & Co., Floating Rate Note, 8/29/49                  320,906
                                                                                                ---------------
                                                                                                $     2,505,909
---------------------------------------------------------------------------------------------------------------
                                     Specialized Finance -- 0.2%
            175,000                  Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)         $       196,875
            200,000                  BM&FBovespa SA, 5.5%, 7/16/20 (144A)                               213,900
                                                                                                ---------------
                                                                                                $       410,775
---------------------------------------------------------------------------------------------------------------
                                     Consumer Finance -- 0.2%
            360,000                  Capital One Bank USA NA, 8.8%, 7/15/19                     $       454,346
            150,000                  Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                    149,830
                                                                                                ---------------
                                                                                                $       604,176
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 33

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Asset Management & Custody Banks -- 0.3%
            100,000                  Franklin Resources, Inc., 3.125%, 5/20/15                  $       100,802
            300,000                  KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)                  366,854
            250,000           4.50   The Bank of New York Mellon Corp., Floating Rate Note
                                     (Perpetual)                                                        232,344
                                                                                                ---------------
                                                                                                $       700,000
---------------------------------------------------------------------------------------------------------------
                                     Investment Banking & Brokerage -- 0.2%
            250,000                  Morgan Stanley, 2.65%, 1/27/20                             $       253,842
            250,000                  Morgan Stanley, 4.1%, 5/22/23                                      258,716
                                                                                                ---------------
                                                                                                $       512,558
                                                                                                ---------------
                                     Total Diversified Financials                               $     4,733,418
---------------------------------------------------------------------------------------------------------------
                                     INSURANCE -- 3.1%
                                     Insurance Brokers -- 0.1%
            250,000                  Ironshore Holdings US, Inc., 8.5%, 5/15/20 (144A)          $       300,522
---------------------------------------------------------------------------------------------------------------
                                     Life & Health Insurance -- 0.4%
            220,000                  Principal Financial Group, Inc., 3.3%, 9/15/22             $       226,736
            335,000                  Protective Life Corp., 7.375%, 10/15/19                            410,080
            200,000           5.62   Prudential Financial, Inc., Floating Rate Note, 6/15/43            208,000
            150,000           5.88   Prudential Financial, Inc., Floating Rate Note, 9/15/42            159,375
                                                                                                ---------------
                                                                                                $     1,004,191
---------------------------------------------------------------------------------------------------------------
                                     Multi-line Insurance -- 0.4%
            200,000                  AIG, 3.875%, 1/15/35                                       $       205,030
            250,000                  AXA SA, 8.6%, 12/15/30                                             340,625
            200,000                  New York Life Global Funding, 1.125%, 3/1/17 (144A)                200,799
            200,000                  New York Life Global Funding, 1.45%, 12/15/17 (144A)               201,109
                                                                                                ---------------
                                                                                                $       947,563
---------------------------------------------------------------------------------------------------------------
                                     Property & Casualty Insurance -- 0.5%
            200,000                  OneBeacon US Holdings, Inc., 4.6%, 11/9/22                 $       214,419
            200,000                  QBE Insurance Group, Ltd., 2.4%, 5/1/18 (144A)                     201,908
            250,000                  The Hanover Insurance Group, Inc., 6.375%, 6/15/21                 290,271
            400,000                  The Hanover Insurance Group, Inc., 7.5%, 3/1/20                    479,877
            100,000                  The Hanover Insurance Group, Inc., 7.625%, 10/15/25                125,089
                                                                                                ---------------
                                                                                                $     1,311,564
---------------------------------------------------------------------------------------------------------------
                                     Reinsurance -- 1.7%
            200,000           6.38   Aquarius + Investments Plc for Swiss Reinsurance Co.,
                                     Ltd., Floating Rate Note, 9/1/24                           $       211,418
            250,000           5.27   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                     (Cat Bond) (144A)                                                  253,575
            274,050                  Exeter Segregated Account (KANE SAC Ltd.), Variable
                                     Rate Notes, 1/7/16                                                 274,324
            250,000           3.78   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                                     (Cat Bond) (144A)                                                  249,675

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Reinsurance -- (continued)
            250,000           4.77   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                                     (Cat Bond) (144A)                                          $       254,550
            250,000           3.98   Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                                     (Cat Bond) (144A)                                                  253,200
            260,000                  Montpelier Re Holdings, Ltd., 4.7%, 10/15/22                       276,914
            222,333                  Muirfield Segregated Account (KANE SAC Ltd.),
                                     Variable Rate Notes, 1/12/16                                       222,444
            250,000           9.02   Mystic Re, Ltd., Floating Rate Note, 3/12/15
                                     (Cat Bond) (144A)                                                  251,525
            450,000                  Platinum Underwriters Finance, Inc., 7.5%, 6/1/17                  502,767
            250,000           5.30   Residential Reinsurance 2013, Ltd., Floating Rate
                                     Note, 12/6/17 (Cat Bond) (144A)                                    252,625
            250,000           3.02   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                     (Cat Bond) (144A)                                                  247,525
            250,000           4.03   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                     (Cat Bond) (144A)                                                  249,950
            280,000                  Sirius International Group, Ltd., 6.375%, 3/20/17 (144A)           308,007
            250,000           7.51   Sirius International Group, Ltd., Floating Rate Note
                                     (Perpetual) (144A)                                                 260,938
            229,417                  Troon Segregated Account (KANE SAC Ltd.), Variable
                                     Rate Notes, 1/12/16                                                229,486
                                                                                                ---------------
                                                                                                $     4,298,923
                                                                                                ---------------
                                     Total Insurance                                            $     7,862,763
---------------------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.6%
                                     Diversified REIT -- 0.1%
            200,000                  DCT Industrial Operating Partnership LP, 4.5%, 10/15/23    $       215,584
             60,000                  Digital Realty Trust LP, 5.875%, 2/1/20                             68,475
                                                                                                ---------------
                                                                                                $       284,059
---------------------------------------------------------------------------------------------------------------
                                     Health Care REIT -- 0.2%
            382,000                  Senior Housing Properties Trust, 6.75%, 4/15/20            $       439,088
---------------------------------------------------------------------------------------------------------------
                                     Office REIT -- 0.3%
            110,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22        $       120,418
             65,000                  BioMed Realty LP, 4.25%, 7/15/22                                    69,231
            180,000                  Corporate Office Properties LP, 3.6%, 5/15/23                      178,471
            250,000                  Highwoods Realty LP, 3.625%, 1/15/23                               258,765
                                                                                                ---------------
                                                                                                $       626,885
---------------------------------------------------------------------------------------------------------------
                                     Specialized REIT -- 0.0%+
             50,000                  CubeSmart LP, 4.8%, 7/15/22                                $        56,203
                                                                                                ---------------
                                     Total Real Estate                                          $     1,406,235
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 35

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     SOFTWARE & SERVICES -- 0.0%+
                                     Data Processing & Outsourced Services -- 0.0%+
             44,000                  First Data Corp., 8.25%, 1/15/21 (144A)                    $        46,915
                                                                                                ---------------
                                     Total Software & Services                                  $        46,915
---------------------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                     Communications Equipment -- 0.1%
            150,000                  Cisco Systems, Inc., 2.9%, 3/4/21                          $       157,526
                                                                                                ---------------
                                     Total Technology Hardware & Equipment                      $       157,526
---------------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR
                                     EQUIPMENT -- 0.3%
                                     Semiconductors -- 0.3%
            250,000                  Altera Corp., 2.5%, 11/15/18                               $       256,885
            200,000                  Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19               199,683
            200,000                  Texas Instruments, Inc., 0.875%, 3/12/17                           200,187
            150,000                  Xilinx, Inc., 3.0%, 3/15/21                                        154,085
                                                                                                ---------------
                                                                                                $       810,840
                                                                                                ---------------
                                     Total Semiconductors & Semiconductor Equipment             $       810,840
---------------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.9%
                                     Integrated Telecommunication Services -- 0.6%
            225,000                  GTP Acquisition Partners I LLC, 4.347%, 6/15/41 (144A)     $       229,323
            350,000                  Telefonica Emisiones SAU, 5.462%, 2/16/21                          404,934
            300,000                  Telefonica Emisiones SAU, 6.221%, 7/3/17                           333,372
            195,000                  Verizon Communications, Inc., 5.012%, 8/21/54 (144A)               214,890
            196,000                  Verizon Communications, Inc., 6.55%, 9/15/43                       264,765
                                                                                                ---------------
                                                                                                $     1,447,284
---------------------------------------------------------------------------------------------------------------
                                     Wireless Telecommunication Services -- 0.3%
            240,000                  Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)            $       265,896
            250,000                  Crown Castle Towers LLC, 5.495%, 1/15/17 (144A)                    264,682
            140,000                  Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                    161,919
            100,000                  WCP Issuer llc, 6.657%, 8/15/20 (144A)                             104,475
                                                                                                ---------------
                                                                                                $       796,972
                                                                                                ---------------
                                     Total Telecommunication Services                           $     2,244,256
---------------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 1.6%
                                     Electric Utilities -- 1.2%
            225,000                  Commonwealth Edison Co., 6.15%, 9/15/17                    $       253,166
            100,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                     125,139
            250,000           5.25   Electricite de France SA, Floating Rate Note
                                     (Perpetual) (144A)                                                 262,500
            270,000                  Enel Finance International NV, 5.125%, 10/7/19 (144A)              303,421
            200,000           8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                    236,950
             85,623                  FPL Energy American Wind LLC, 6.639%, 6/20/23 (144A)                85,623
             18,269                  FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (144A)                 18,314


The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Electric Utilities -- (continued)
            560,000                  Iberdrola International BV, 6.75%, 7/15/36                 $       740,948
            200,000                  Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)                  214,250
            200,000                  Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)                 223,480
            125,000                  Nevada Power Co., 6.5%, 8/1/18                                     145,796
             68,396                  Orcal Geothermal, Inc., 6.21%, 12/30/20 (144A)                      70,619
            275,000                  Public Service Co. of New Mexico, 7.95%, 5/15/18                   327,103
                                                                                                ---------------
                                                                                                $     3,007,309
---------------------------------------------------------------------------------------------------------------
                                     Gas Utilities -- 0.1%
            250,000                  Southern California Gas Co., 5.125%, 11/15/40              $       327,460
---------------------------------------------------------------------------------------------------------------
                                     Multi-Utilities -- 0.2%
            415,000                  New York State Electric & Gas Corp., 6.15%,
                                     12/15/17 (144A)                                            $       465,615
---------------------------------------------------------------------------------------------------------------
                                     Independent Power Producers & Energy Traders -- 0.1%
             80,899                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)               $        91,791
                                                                                                ---------------
                                     Total Utilities                                            $     3,892,175
---------------------------------------------------------------------------------------------------------------
                                     TOTAL CORPORATE BONDS
                                     (Cost $38,145,725)                                         $    41,164,976
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS -- 10.5%
          1,828,322                  Fannie Mae, 3.5%, 7/1/43                                   $     1,934,747
            160,127                  Fannie Mae, 4.0%, 1/1/41                                           172,451
            585,085                  Fannie Mae, 4.0%, 2/1/41                                           627,005
            754,228                  Fannie Mae, 4.0%, 2/1/41                                           808,294
            834,243                  Fannie Mae, 4.0%, 7/1/43                                           894,015
            478,225                  Fannie Mae, 4.0%, 7/1/44                                           512,490
            420,483                  Fannie Mae, 4.0%, 8/1/43                                           450,610
            691,034                  Fannie Mae, 4.0%, 9/1/40                                           740,975
             43,523                  Fannie Mae, 4.5%, 11/1/20                                           46,043
              9,831                  Fannie Mae, 4.5%, 12/1/43                                           10,908
            744,868                  Fannie Mae, 4.5%, 12/1/43                                          809,333
            647,001                  Fannie Mae, 4.5%, 4/1/41                                           705,068
            926,155                  Fannie Mae, 4.5%, 6/1/40                                         1,008,603
              8,964                  Fannie Mae, 5.0%, 12/1/17                                            9,455
             34,851                  Fannie Mae, 5.0%, 5/1/18                                            36,761
             75,781                  Fannie Mae, 5.0%, 6/1/37                                            83,697
            165,976                  Fannie Mae, 5.5%, 10/1/35                                          186,138
             21,526                  Fannie Mae, 5.5%, 12/1/34                                           24,392
             86,942                  Fannie Mae, 5.5%, 12/1/35                                           97,462
             77,222                  Fannie Mae, 5.5%, 12/1/35                                           86,258
              6,559                  Fannie Mae, 5.5%, 2/1/18                                             6,948
             91,008                  Fannie Mae, 5.5%, 3/1/23                                            99,825
             10,414                  Fannie Mae, 5.5%, 3/1/34                                            11,637

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 37

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS -- (continued)
             70,264                  Fannie Mae, 5.5%, 5/1/37                                   $        78,486
            250,176                  Fannie Mae, 5.5%, 5/1/38                                           279,449
              3,539                  Fannie Mae, 5.5%, 9/1/17                                             3,749
              5,285                  Fannie Mae, 6.0%, 1/1/29                                             6,053
             44,245                  Fannie Mae, 6.0%, 10/1/37                                           50,045
             44,212                  Fannie Mae, 6.0%, 12/1/33                                           50,432
             26,935                  Fannie Mae, 6.0%, 12/1/37                                           30,514
              7,704                  Fannie Mae, 6.0%, 3/1/33                                             8,785
              4,631                  Fannie Mae, 6.0%, 8/1/32                                             5,287
              1,678                  Fannie Mae, 6.0%, 9/1/29                                             1,922
             16,579                  Fannie Mae, 6.5%, 10/1/32                                           19,126
             25,203                  Fannie Mae, 6.5%, 4/1/29                                            28,890
             43,381                  Fannie Mae, 6.5%, 5/1/32                                            51,030
              5,955                  Fannie Mae, 6.5%, 7/1/29                                             6,781
             32,230                  Fannie Mae, 6.5%, 9/1/32                                            38,754
             20,577                  Fannie Mae, 7.0%, 1/1/36                                            22,576
              1,111                  Fannie Mae, 8.0%, 10/1/30                                            1,414
              2,658                  Fannie Mae, 8.0%, 2/1/29                                             3,074
              5,438                  Fannie Mae, 8.0%, 3/1/31                                             6,690
                400                  Fannie Mae, 8.0%, 4/1/30                                               488
                390                  Fannie Mae, 8.0%, 5/1/31                                               451
                495                  Fannie Mae, 8.0%, 7/1/30                                               593
            282,018                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                    303,558
            723,421                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                     763,485
            437,377                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                     468,724
          1,473,020                  Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                  1,578,331
            419,286                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                    449,352
          1,086,157                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                  1,164,284
            495,760                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                    531,204
            498,742                  Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                    534,448
            467,081                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                     500,513
            690,847                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                     740,238
            475,880                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                     509,903
            429,440                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                     466,095
            416,168                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                     452,367
            226,299                  Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                     245,598
            122,175                  Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                     133,075
             48,258                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                     53,406
             94,818                  Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                     104,389
              7,026                  Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                      7,428
             43,368                  Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                     48,815

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------

                                     U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS -- (continued)
             38,136                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/38             $        43,018
             63,432                  Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                     71,600
             35,586                  Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                      40,194
             14,738                  Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                     17,248
             75,341                  Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                     85,265
            111,758           2.02   Federal Home Loan Mortgage Corp., Floating Rate Note,
                                     11/1/35                                                            115,086
          1,217,010                  Government National Mortgage Association I,
                                     4.0%, 9/15/41                                                    1,308,313
             60,631                  Government National Mortgage Association I,
                                     5.0%, 2/15/18                                                       64,244
             63,657                  Government National Mortgage Association I,
                                     5.0%, 2/15/18                                                       67,462
             22,063                  Government National Mortgage Association I,
                                     5.5%, 8/15/33                                                       24,816
             28,848                  Government National Mortgage Association I,
                                     5.5%, 9/15/33                                                       32,666
             20,181                  Government National Mortgage Association I,
                                     6.0%, 10/15/33                                                      22,786
             30,971                  Government National Mortgage Association I,
                                     6.0%, 9/15/34                                                       35,227
            189,328                  Government National Mortgage Association I,
                                     6.0%, 9/15/38                                                      215,642
             25,983                  Government National Mortgage Association I,
                                     6.5%, 10/15/28                                                      29,978
             41,685                  Government National Mortgage Association I,
                                     6.5%, 12/15/32                                                      49,373
             58,282                  Government National Mortgage Association I,
                                     6.5%, 5/15/31                                                       67,709
             36,699                  Government National Mortgage Association I,
                                     6.5%, 5/15/33                                                       41,954
             40,723                  Government National Mortgage Association I,
                                     6.5%, 6/15/32                                                       49,071
              2,614                  Government National Mortgage Association I,
                                     7.0%, 4/15/28                                                        2,932
                623                  Government National Mortgage Association I,
                                     7.0%, 8/15/28                                                         756
               3,395                 Government National Mortgage Association I,
                                     8.0%, 2/15/30                                                        3,446
             59,044                  Government National Mortgage Association II,
                                     5.5%, 2/20/34                                                       66,517
             62,997                  Government National Mortgage Association II,
                                     5.5%, 4/20/35                                                       69,668
             85,380                  Government National Mortgage Association II,
                                      6.5%, 11/20/28                                                    101,393

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 39

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS -- (continued)
             3,498                   Government National Mortgage Association II,
                                     7.5%, 9/20/29                                              $         4,366
            500,000                  U.S. Treasury Bonds, 3.125%, 2/15/43                               590,976
            370,000                  U.S. Treasury Bonds, 5.25%, 11/15/28                               517,566
            675,000                  U.S. Treasury Bonds, 5.375%, 2/15/31                               986,502
            230,000           0.07   U.S. Treasury Note, Floating Rate Note, 1/31/16                    229,968
          1,130,000           0.09   U.S. Treasury Note, Floating Rate Note, 7/31/16                  1,129,977
            500,000                  U.S. Treasury Notes, 0.5%, 7/31/16                                 501,328
            250,000                  U.S. Treasury Notes, 2.25%, 11/15/24                               262,812
            100,000                  U.S. Treasury Notes, 2.625%, 11/15/20                              107,047
            165,000                  U.S. Treasury Notes, 3.125%, 5/15/19                               178,986
            115,000                  U.S. Treasury Notes, 3.375%, 11/15/19                              126,841
---------------------------------------------------------------------------------------------------------------
                                     TOTAL U.S. GOVERNMENT AND
                                     AGENCY OBLIGATIONS
                                     (Cost $25,437,717)                                         $    26,375,650
---------------------------------------------------------------------------------------------------------------
                                     FOREIGN GOVERNMENT BONDS -- 0.1%
            200,000                  Commonwealth of the Bahamas, 5.75%,
                                     1/16/24 (144A)                                             $       213,590
        EURO 75,000                  Italy Buoni Poliennali Del Tesoro, 4.75%,
                                     8/1/23 (144A) (144A)                                               106,768
---------------------------------------------------------------------------------------------------------------
                                     TOTAL FOREIGN GOVERNMENT BONDS
                                     (Cost $297,564)                                            $       320,358
---------------------------------------------------------------------------------------------------------------
                                     MUNICIPAL BONDS -- 1.7%
                                     Municipal Airport -- 0.3%
            250,000                  Indianapolis Airport Authority, 5.1%, 1/15/17              $       270,250
            400,000                  Massachusetts Port Authority, 5.0%, 7/1/16                         425,012
                                                                                                ---------------
                                                                                                $       695,262
---------------------------------------------------------------------------------------------------------------
                                     Municipal General -- 1.0%
            100,000                  Central Texas Regional Mobility Authority, 1/1/25 (c)      $        69,242
            200,000                  City of Raleigh North Carolina, 4.0%, 10/1/32                      220,202
            200,000                  JobsOhio Beverage System, 3.985%, 1/1/29                           213,844
            180,000                  Maine Turnpike Authority, 5.0%, 7/1/42                             208,057
            100,000                  Massachusetts Development Finance Agency,
                                     4.844%, 9/1/43                                                     121,717
            150,000                  Massachusetts Development Finance Agency,
                                     5.0%, 7/1/39                                                       174,842
            100,000                  Massachusetts Development Finance Agency,
                                     Northeastern University-Series A, 5.0%, 3/1/39                     116,406
            150,000                  Massachusetts Development Finance Agency,
                                     Williams College-Series P, 5.0%, 7/1/43                            177,560
            250,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11                378,922

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     Municipal General -- (continued)
            300,000                  The Board of Trustees of The Leland Stanford Junior
                                     University, 4.75%, 5/1/19                                  $       339,884
            250,000                  The George Washington University, 1.827%, 9/15/17                  252,150
            137,000                  The George Washington University, 3.485%, 9/15/22                  145,523
                                                                                                ---------------
                                                                                                $     2,418,349
---------------------------------------------------------------------------------------------------------------
                                     Higher Municipal Education -- 0.1%
            200,000                  University of California, 4.062%, 5/15/33                  $       216,284
            100,000                  Virginia College Building Authority, 4.0%, 9/1/26                  113,059
                                                                                                ---------------
                                                                                                $       329,343
---------------------------------------------------------------------------------------------------------------
                                     Municipal Medical -- 0.0%+
            100,000                  Health & Educational Facilities Authority of the
                                     State of Missouri, 3.685%, 2/15/47                         $       111,054
---------------------------------------------------------------------------------------------------------------
                                     Municipal Power -- 0.1%
            250,000                  Energy Northwest, 5.0%, 7/1/35                             $       291,345
---------------------------------------------------------------------------------------------------------------
                                     Municipal Water -- 0.1%
            150,000                  County of King Washington Sewer Revenue,
                                     4.25%, 1/1/36                                              $       166,348
---------------------------------------------------------------------------------------------------------------
                                     Municipal Obligation -- 0.1%
            250,000                  City of Irving Texas, 4.0%, 9/15/27                        $       281,478
---------------------------------------------------------------------------------------------------------------
                                     TOTAL MUNICIPAL BONDS
                                     (Cost $3,895,322)                                          $     4,293,179
---------------------------------------------------------------------------------------------------------------
                                     SENIOR FLOATING RATE
                                     LOAN INTERESTS -- 1.2%**
                                     CAPITAL GOODS -- 0.3%
                                     Aerospace & Defense -- 0.2%
            100,000           0.00   B/E Aerospace, Inc., Term Loan, 11/19/21 (d)               $       100,258
             98,982           3.25   Spirit AeroSystems, Inc., Term Loan B, 9/30/20                      98,240
            292,500           3.25   Wesco Aircraft Hardare Corp., Tranche B Term
                                     Loan (First Lien), 2/24/21                                         288,661
                                                                                                ---------------
                                                                                                $       487,159
---------------------------------------------------------------------------------------------------------------
                                     Industrial Machinery -- 0.1%
            250,000           4.00   Mueller Water Products, Inc., Initial Loan, 11/25/21       $       250,594
                                                                                                ---------------
                                     Total Capital Goods                                        $       737,753
---------------------------------------------------------------------------------------------------------------
                                     TRANSPORTATION -- 0.0%+
                                     Trucking -- 0.0%+
             76,320           3.75   Swift Transportation Co., LLC, Tranche B Term
                                     Loan (First Lien), 6/9/21                                  $        76,193
                                                                                                ---------------
                                     Total Transportation                                       $        76,193
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 41

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     AUTOMOBILES & COMPONENTS -- 0.2%
                                     Automobile Manufacturers -- 0.2%
            482,500           3.50   Chrysler Group LLC, Term Loan B, 5/24/17                   $       481,025
                                                                                                ---------------
                                     Total Automobiles & Components                             $       481,025
---------------------------------------------------------------------------------------------------------------
                                     CONSUMER DURABLES & APPAREL -- 0.0%+
                                     Apparel, Accessories & Luxury Goods -- 0.0%+
             73,992           3.25   PVH Corp., Tranche B Term Loan, 12/19/19                   $        74,325
                                                                                                ---------------
                                     Total Consumer Durables & Apparel                          $        74,325
---------------------------------------------------------------------------------------------------------------
                                     MEDIA -- 0.1%
                                     Broadcasting -- 0.0%+
             74,060           3.00   Sinclair Television Group, Inc., New Tranche B Term
                                     Loan, 4/19/20                                              $        72,208
---------------------------------------------------------------------------------------------------------------
                                     Movies & Entertainment -- 0.1%
            153,861           3.25   Kasima LLC, Term Loan, 5/17/21                             $       150,784
                                                                                                ---------------
                                     Total Media                                                $       222,992
---------------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.1%
                                     Other Diversified Financial Services -- 0.1%
            150,000           3.50   Delos Finance SARL, Tranche B Term Loan, 2/27/21           $       149,602
                                                                                                ---------------
                                     Total Diversified Financials                               $       149,602
---------------------------------------------------------------------------------------------------------------
                                     TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                     Communications Equipment -- 0.2%
            172,377           2.83   Commscope, Inc., Tranche 3 Term Loan, 1/21/17              $       171,587
            258,566           3.25   Commscope, Inc., Tranche 4 Term Loan, 1/14/18                      258,482
                                                                                                ---------------
                                                                                                $       430,069
                                                                                                ---------------
                                     Total Technology Hardware & Equipment                      $       430,069
---------------------------------------------------------------------------------------------------------------
                                     SEMICONDUCTORS & SEMICONDUCTOR
                                     EQUIPMENT -- 0.0%+
                                     Semiconductors -- 0.0%+
            129,350           3.75   Avago Technologies Ltd., Tranche B Term Loan
                                     (First Lien), 4/16/21                                      $       129,281
                                                                                                ---------------
                                     Total Semiconductors & Semiconductor Equipment             $       129,281
---------------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.1%
                                     Wireless Telecommunication Services -- 0.1%
            150,000           0.00   GCI Holdings, Inc., Tranche B Term Loan (First Lien),
                                     12/22/21 (d)                                               $       150,344
                                                                                                ---------------
                                     Total Telecommunication Services                           $       150,344
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

---------------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
---------------------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.2%
                                     Electric Utilities -- 0.2%
            360,998           4.75   Atlantic Power LP, Term Loan, 2/20/21                      $       360,095
            222,745           2.73   Calpine Construction Finance Co. LP, Term B-2
                                     Loan, 1/3/22                                                       216,898
                                                                                                ---------------
                                                                                                $       576,993
                                                                                                ---------------
                                     Total Utilities                                            $       576,993
---------------------------------------------------------------------------------------------------------------
                                     TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                     (Cost $3,034,338)                                          $     3,028,577
---------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENT IN SECURITIES -- 99.2%
                                     (Cost $215,082,578) (a)                                    $   248,061,907
---------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS & LIABILITIES -- 0.8%                         $     2,029,609
---------------------------------------------------------------------------------------------------------------
                                     TOTAL NET ASSETS -- 100.0%                                 $   250,091,516
===============================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2015, the value of these securities amounted to $20,888,025 or 8.4% of total net assets.

(a) At January 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $215,379,547 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                                $35,122,778
             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                 (2,440,418)
                                                                                        -----------
             Net unrealized appreciation                                                $32,682,360
                                                                                        ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 43

(d)          Rate to be determined.

EURO         Euro

Purchases and sales of securities (excluding temporary cash investments) for the period ended January 31, 2015 aggregated $91,025,834 and $57,694,909, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3.

The following is a summary of the inputs used as of January 31, 2015, in valuing the Fund's assets:

-----------------------------------------------------------------------------------------------------
                                         Level 1        Level 2          Level 3         Total
-----------------------------------------------------------------------------------------------------
Preferred Stocks
  Banks
    Regional Banks                       $         --   $      103,125   $         --    $    103,125
  All Other Preferred Stocks                  892,402               --             --         892,402
Convertible Preferred Stock                   870,100               --             --         870,100
Common Stocks                             154,690,105               --             --     154,690,105
Asset Backed Securities                            --        4,177,631             --       4,177,631
Collateralized Mortgage Obligations                --       12,145,804             --      12,145,804
Corporate Bonds                                    --       41,164,976             --      41,164,976
U.S. Government and Agency Obligations             --       26,375,650             --      26,375,650
Foreign Government Bonds                           --          320,358             --         320,358
Municipal Bonds                                    --        4,293,179             --       4,293,179
Senior Floating Rate Loan Interests                --        3,028,577             --       3,028,577
-----------------------------------------------------------------------------------------------------
Total                                    $156,452,607   $   91,609,300   $         --    $248,061,907
=====================================================================================================
Other Financial Instruments
Net unrealized appreciation
    on futures contracts                 $     29,602   $           --   $         --    $     29,602
-----------------------------------------------------------------------------------------------------
 Total Other Financial Instruments       $     29,602   $           --   $         --    $     29,602
=====================================================================================================

During the six months ended January 31, 2015, there were no transfers between Levels 1, 2 and 3. The following is a summary of the fair valuation of certain Portfolio's assets as of January 31, 2015:

-----------------------------------------------------------------------------------------------------
                                         Level 1          Level 2          Level 3            Total
-----------------------------------------------------------------------------------------------------
Assets:
Futures collateral                       $    --          $16,100          $      --          $16,100
Variation margin                           2,625               --                 --            2,625
-----------------------------------------------------------------------------------------------------
Total                                    $ 2,625          $16,100          $      --          $18,725
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Statement of Assets and Liabilities | 1/31/15 (unaudited)

ASSETS:
  Investment in securities (cost $215,082,578)                                           $248,061,907
  Cash                                                                                      4,996,290
  Futures collateral                                                                           16,100
  Receivables --
     Investment securities sold                                                             2,819,270
     Fund shares sold                                                                       2,082,902
     Dividends                                                                                166,482
     Interest                                                                                 650,623
     Variation margin                                                                           2,625
     Due from Pioneer Investment Management, Inc.                                              90,391
  Net unrealized appreciation on futures contracts                                             29,602
  Prepaid expenses                                                                             34,715
------------------------------------------------------------------------------------------------------
         Total assets                                                                    $258,950,907
======================================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                                     $  8,578,850
     Fund shares repurchased                                                                  163,948
     Dividends                                                                                    870
     Trustee fees                                                                                 671
   Due to affiliates                                                                           67,333
   Accrued expenses                                                                            47,719
------------------------------------------------------------------------------------------------------
         Total liabilities                                                               $  8,859,391
======================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $215,789,111
  Distributions in excess of net investment income                                            (63,853)
  Accumulated net realized gain on investments and foreign
     currency transactions                                                                  1,357,654
  Net unrealized appreciation on investments                                               32,979,329
  Net unrealized appreciation on futures contracts                                             29,602
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                           (327)
------------------------------------------------------------------------------------------------------
         Total net assets                                                                $250,091,516
======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $167,387,562/18,388,266 shares)                                      $       9.10
  Class C (based on $32,830,370/3,629,134 shares)                                        $       9.05
  Class Y (based on $49,873,584/5,452,257 shares)                                        $       9.15
MAXIMUM OFFERING PRICE:
  Class A ($9.10 / 95.5%)                                                                $       9.53
======================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 45

Statement of Operations (unaudited)

For the Six Months Ended 1/31/15

INVESTMENT INCOME:
  Dividends                                                               $  2,128,659
  Interest                                                                   1,646,618
------------------------------------------------------------------------------------------------------
     Total investment income                                                             $  3,775,277
======================================================================================================
EXPENSES:
  Management fees                                                         $    765,601
  Transfer agent fees
     Class A                                                                    81,494
     Class B*                                                                    4,928
     Class C                                                                     9,049
     Class Y                                                                       615
  Distribution fees
     Class A                                                                   200,076
     Class B*                                                                    7,653
     Class C                                                                   137,324
  Shareholder communications expense                                            97,233
  Administrative reimbursements                                                 42,256
  Custodian fees                                                                21,032
  Registration fees                                                             28,308
  Professional fees                                                             25,358
  Printing expense                                                              11,493
  Fees and expenses of nonaffiliated trustees                                    3,297
  Miscellaneous                                                                 44,977
------------------------------------------------------------------------------------------------------
     Total operating expenses                                                            $  1,480,694
     Less fees waived and expenses reimbursed
          by Pioneer Investment Management, Inc.                                              (54,358)
------------------------------------------------------------------------------------------------------
     Net operating expenses                                                              $  1,426,336
------------------------------------------------------------------------------------------------------
          Net investment income                                                          $  2,348,941
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                          $  6,419,779
     Futures contracts                                                          24,670
     Other assets and liabilities denominated in foreign currencies                (31)  $  6,444,418
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                          $ (2,344,816)
     Futures contracts                                                          32,063
     Other assets and liabilities denominated in foreign currencies               (262)  $ (2,313,015)
------------------------------------------------------------------------------------------------------
  Net gain on investments, futures contracts and foreign
     currency transactions                                                               $  4,131,403
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $  6,480,344
======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     1/31/15            Year Ended
                                                                     (unaudited)        7/31/14
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   2,348,941      $   4,438,427
Net realized gain on investments, futures contracts and
  foreign currency transactions                                          6,444,418         19,752,817
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                 (2,313,015)         1,957,242
------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations           $   6,480,344      $  26,148,486
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.10 and $0.22 per share, respectively)              $  (1,736,742)     $  (3,241,238)
      Class B ($0.02 and $0.14 per share, respectively)*                    (5,579)           (51,908)
      Class C ($0.07 and $0.15 per share, respectively)                   (206,742)          (395,216)
      Class Y ($0.11 and $0.25 per share, respectively)                   (531,753)          (873,038)
Net realized gain:
      Class A ($0.86 and $1.92 per share, respectively)                (13,760,167)       (24,555,210)
      Class B ($0.00 and $1.92 per share, respectively)*                        --           (669,959)
      Class C ($0.86 and $1.92 per share, respectively)                 (2,411,099)        (5,326,542)
      Class Y ($0.86 and $1.92 per share, respectively)                 (4,036,355)        (5,681,789)
------------------------------------------------------------------------------------------------------
          Total distributions to shareowners                         $ (22,688,437)     $ (40,794,900)
------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                         $  62,028,249      $  61,086,610
Reinvestment of distributions                                           21,437,575         39,241,703
Cost of shares repurchased                                             (30,891,003)       (65,171,340)
------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
          share transactions                                         $  52,574,821      $  35,156,973
------------------------------------------------------------------------------------------------------
      Net increase in net assets                                     $  36,366,728      $  20,510,559
NET ASSETS:
Beginning of period                                                    213,724,788        193,214,229
------------------------------------------------------------------------------------------------------
End of period                                                        $ 250,091,516      $ 213,724,788
======================================================================================================
Undistributed (distributions in excess of) net
  investment income                                                  $     (63,853)     $      68,022
======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 47

------------------------------------------------------------------------------------------------------
                                           '15 Shares     '15 Amount
                                           (unaudited)    (unaudited)      '14 Shares    '14 Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                                 3,257,516     $ 31,289,022      2,714,573    $ 26,604,783
Reinvestment of distributions               1,607,546       14,945,354      2,886,844      26,731,682
Less shares repurchased                    (1,817,666)     (17,557,981)    (2,961,647)    (28,898,918)
------------------------------------------------------------------------------------------------------
      Net increase                          3,047,396     $ 28,676,395      2,639,770    $ 24,437,547
======================================================================================================
Class B*
Shares exchanged                                3,770     $     36,535         14,897    $    143,791
Reinvestment of distributions                     525            5,167         73,831         675,584
Less shares repurchased                      (299,353)      (2,964,042)      (175,664)     (1,701,571)
------------------------------------------------------------------------------------------------------
      Net decrease                           (295,058)    $ (2,922,340)       (86,936)   $   (882,196)
======================================================================================================
Class C
Shares sold                                 1,225,394     $ 11,571,881      1,387,081    $ 13,886,541
Reinvestment of distributions                 262,008        2,417,353        590,108       5,419,508
Less shares repurchased                      (300,052)      (2,838,634)    (2,183,631)    (21,049,691)
------------------------------------------------------------------------------------------------------
      Net increase (decrease)               1,187,350     $ 11,150,600       (206,442)   $ (1,743,642)
======================================================================================================
Class Y
Shares sold                                 1,968,648     $ 19,130,811      2,073,197    $ 20,451,495
Reinvestment of distributions                 435,457        4,069,701        689,325       6,414,929
Less shares repurchased                      (781,992)      (7,530,346)    (1,392,505)    (13,521,160)
------------------------------------------------------------------------------------------------------
      Net increase                          1,622,113     $ 15,670,166      1,370,017    $ 13,345,264
======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year       Year       Year       Year       Year
                                                             1/31/15      Ended      Ended      Ended      Ended      Ended
                                                             (unaudited)  7/31/14    7/31/13    7/31/12    7/31/11    7/31/10
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.76     $  10.62   $   9.64   $   9.54   $   8.49   $   7.93
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.10     $   0.22   $   0.22   $   0.25   $   0.22   $   0.21
   Net realized and unrealized gain (loss) on investments        0.20         1.06       1.21       0.12       1.05       0.59
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.30     $   1.28   $   1.43   $   0.37   $   1.27   $   0.80
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.10)    $  (0.22)  $  (0.24)  $  (0.26)  $  (0.22)  $  (0.24)
   Net realized gain                                            (0.86)       (1.92)     (0.21)     (0.01)        --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.96)    $  (2.14)  $  (0.45)  $  (0.27)  $  (0.22)  $  (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.66)    $  (0.86)  $   0.98   $   0.10   $   1.05   $   0.56
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.10     $   9.76   $  10.62   $   9.64   $   9.54   $   8.49
===============================================================================================================================
Total return*                                                    2.97%       13.63%     15.21%      4.01%     15.07%     10.07%
Ratio of net expenses to average net assets                      1.16%**      1.16%      1.16%      1.16%      1.16%      1.16%
Ratio of net investment income (loss) to average net assets      2.05%**      2.22%      2.20%      2.63%      2.34%      2.41%
Portfolio turnover rate                                            49%**        49%        41%        29%        29%        37%
Net assets, end of period (in thousands)                     $167,388     $149,672   $134,933   $123,060   $125,455   $112,568
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.22%**      1.25%      1.28%      1.30%      1.24%      1.31%
   Net investment income (loss) to average net assets            1.99%**      2.13%      2.08%      2.49%      2.26%      2.26%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 49

-------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year      Year      Year      Year      Year
                                                                   1/31/15     Ended     Ended     Ended     Ended     Ended
                                                                   (unaudited) 7/31/14   7/31/13   7/31/12   7/31/11   7/31/10
-------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  9.70     $ 10.58   $  9.61   $  9.51   $  8.47   $  7.91
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.06     $  0.15   $  0.13   $  0.17   $  0.14   $  0.13
   Net realized and unrealized gain (loss) on investments             0.22        1.04      1.22      0.12      1.04      0.60
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.28     $  1.19   $  1.35   $  0.29   $  1.18   $  0.73
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                           $ (0.07)    $ (0.15)  $ (0.17)  $ (0.18)  $ (0.14)  $ (0.17)
   Net realized gain                                                 (0.86)      (1.92)    (0.21)    (0.01)       --        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (0.93)    $ (2.07)  $ (0.38)  $ (0.19)  $ (0.14)  $ (0.17)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.65)    $ (0.88)  $  0.97   $  0.10   $  1.04   $  0.56
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  9.05     $  9.70   $ 10.58   $  9.61   $  9.51   $  8.47
===============================================================================================================================
Total return*                                                         2.73%      12.60%    14.35%     3.12%    13.99%     9.23%
Ratio of net expenses to average net assets                           1.92%**     1.95%     2.01%     2.02%     1.98%     2.06%
Ratio of net investment income (loss) to average net assets           1.27%**     1.48%     1.25%     1.76%     1.52%     1.50%
Portfolio turnover rate                                                 49%**       49%       41%       29%       29%       37%
Net assets, end of period (in thousands)                           $32,830     $23,695   $28,019   $13,106   $13,492   $12,544
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                               1.92%**     1.95%     2.01%     2.02%     1.98%     2.06%
   Net investment income (loss) to average net assets                 1.27%**     1.48%     1.25%     1.76%     1.52%     1.50%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

-------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended       Year      Year      Year       Year       Year
                                                                1/31/15     Ended     Ended     Ended      Ended      Ended
                                                                (unaudited) 7/31/14   7/31/13   7/31/12    7/31/11    7/31/10
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  9.79     $ 10.66   $  9.66   $   9.54   $   8.49   $   7.93
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.10     $  0.24   $  0.23   $   0.28   $   0.25   $   0.24
   Net realized and unrealized gain (loss) on investments          0.23        1.06      1.24       0.12       1.04       0.60
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.33     $  1.30   $  1.47   $   0.40   $   1.29   $   0.84
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.11)    $ (0.25)  $ (0.26)  $  (0.27)  $  (0.24)  $  (0.28)
   Net realized gain                                              (0.86)      (1.92)    (0.21)     (0.01)        --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.97)    $ (2.17)  $ (0.47)  $  (0.28)  $  (0.24)  $  (0.28)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.64)    $ (0.87)  $  1.00   $   0.12   $   1.05   $   0.56
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.15     $  9.79   $ 10.66   $   9.66   $   9.54   $   8.49
===============================================================================================================================
Total return*                                                      3.22%      13.77%    15.71%      4.40%     15.30%     10.58%
Ratio of net expenses to average net assets                        0.94%**     0.95%     0.90%      0.88%      0.84%      0.78%
Ratio of net investment income (loss) to average net assets        2.27%**     2.47%     2.56%      2.91%      2.67%      2.79%
Portfolio turnover rate                                              49%**       49%       41%        29%        29%        37%
Net assets, end of period (in thousands)                        $49,874     $37,507   $26,234   $136,597   $139,451   $129,107
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.94%**     0.95%     0.90%      0.88%      0.84%      0.78%
   Net investment income (loss) to average net assets              2.27%**     2.47%     2.56%      2.91%      2.67%      2.79%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 51

Notes to Financial Statements | 1/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

52 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 53 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

54 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2014 was as follows:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable paid from:
     Ordinary income                                                 $ 5,765,911
     Long-term capital gain                                           35,028,989
     ---------------------------------------------------------------------------
          Total                                                      $40,794,900
     ===========================================================================

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 55

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 1,417,181
     Undistributed long-term gain                                     14,109,183
     Unrealized appreciation                                          34,984,134
     ---------------------------------------------------------------------------
          Total                                                      $50,510,498
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $20,223 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

56 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

H.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. During the period ended January 31, 2015, the Fund had no open repurchase agreements.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2015 was $16,100. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2015 was $465,674.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 57

     At January 31, 2015, open futures contracts were as follows:

     ---------------------------------------------------------------------------
                            Number of
                            Contracts      Settlement               Unrealized
     Type                   Long/(Short)   Month         Value      Appreciation
     ---------------------------------------------------------------------------
     U.S. Long Bond (CBT)   3              3/15          $453,844   $29,602
     ---------------------------------------------------------------------------
                                                         $453,844   $29,602
     ===========================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. For the six months ended January 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16% and 2.06% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through December 1, 2016 for Class A shares, and December 1, 2015 for Class C shares. Fees waived and expenses reimbursed during the six months ended January 31, 2015 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13,794 in management fees, administrative costs and certain other reimbursements payable to PIM at January 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $55,713
Class B                                                                    2,255
Class C                                                                    7,873
Class Y                                                                   31,392
--------------------------------------------------------------------------------
    Total                                                                $97,233
================================================================================

58 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $47,409 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2015.

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,130 in distribution fees payable to PFD at January 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2015, CDSCs in the amount of $2,202 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no outstanding forward foreign currency contracts open at January 31, 2015.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 59

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2015, the Fund had no borrowings under the credit agreement.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

----------------------------------------------------------------------------------------
Derivatives Not            Asset Derivatives 2015         Liabilities Derivatives 2015
Accounted for as           -------------------------------------------------------------
Hedging Instruments        Statement of                   Statement of
Under Accounting           Assets and                     Assets and
Standards Codification     Liabilities                    Liabilities
(ASC) 815                  Location           Value       Location                 Value
----------------------------------------------------------------------------------------
Futures contracts          Net unrealized                 Net unrealized
                           appreciation on                depreciation on
                           futures contracts $29,602      futures contracts        $  --
----------------------------------------------------------------------------------------
Total                                        $29,602                               $  --
========================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2015 was as follows:

----------------------------------------------------------------------------------------
                                                                       Change in
Derivatives Not                                          Realized      Unrealized
Accounted for as                                         Gain or       Appreciation
Hedging Instruments                                      (Loss) on     or (Depreciation)
Under Accounting          Location of Gain or (Loss)     Derivatives   on Derivatives
Standards Codification    on Derivatives Recognized      Recognized    Recognized
(ASC) 815                 in Income                      in Income     in Income
----------------------------------------------------------------------------------------
Futures contracts         Net realized gain (loss) on
                          futures contracts              $24,670
Futures contracts         Change in net unrealized
                          appreciation (depreciation)
                          on futures contracts                         $32,063

60 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

9. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events to the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

10. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 61

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

62 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 63 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the second quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

64 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 65

Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

66 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

Trustees, Officers and Service Providers

Trustees                                   Advisory Trustee
Thomas J. Perna, Chairman                  Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                       Officers
Margaret B.W. Graham                       Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                          Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                           Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

                  Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15 67

                           This page for your notes.

68 Pioneer Classic Balanced Fund | Semiannual Report | 1/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 18831-09-0315

               Pioneer Multi-Asset
               Income Fund

--------------------------------------------------------------------------------
               Semiannual Report | January 31, 2015
--------------------------------------------------------------------------------

               Ticker Symbols:

               Class A     PMAIX
               Class C     PMACX
               Class K     PMFKX
               Class R     PMFRX
               Class Y     PMFYX

               [LOGO] PIONEER
                      Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Comparing Ongoing Fund Expenses                                              19

Schedule of Investments                                                      21

Financial Statements                                                         51

Notes to Financial Statements                                                60

Approval of Investment Advisory Agreement                                    71

Trustees, Officers and Service Providers                                     76

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 3

Portfolio Management Discussion | 1/31/15

During the six-month period ended January 31, 2015, the financial markets faced new challenges that weighed on the global economic recovery and the performance of most asset classes. In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies during the period, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president and a portfolio manager at Pioneer.

Q How would you characterize the investment environment during the six-month period ended January 31, 2015?

A Global markets encountered increased volatility during the period, as investors' risk tolerances fluctuated in response to several factors. Rising geopolitical tensions in the Ukraine and the Middle East, an unexpected slowdown in economic activity across Europe, sluggish growth in many emerging markets and a short-lived recession in Japan headed a list of challenges facing the equity and fixed-income markets during the period. The dramatic drop in oil prices - down by nearly 50% in 2014 - added a new dimension to the debate about global economic growth, given the speed and magnitude of the decline. Market activity was quick to define likely winners (consumers and importers of oil) and losers (exploration/production companies and exporters of oil).

     The impact of those developments rippled across industry sectors, countries, and the various asset classes. Commodities, international stocks and bonds, and emerging markets in general felt the weight of the developments most acutely. In contrast, the strong U.S. dollar and lower Treasury yields, despite improved economic news, drove U.S. stocks and Treasury bonds to outperform most asset classes over the six-month period.

4 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Q How did the Fund perform in that environment during the six-month period ended January 31, 2015?

A Pioneer Multi-Asset Income Fund's Class A shares returned -3.93% at net asset value during the six-month period ended January 31, 2015, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)1, returned 4.36% and -2.25%, respectively. During the same period, the average return of the 374 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 0.85%, and the average return of the 756 mutual funds in Morningstar's Conservative Allocation Funds category was 0.37%.

Q What were the main factors behind the Fund's underperformance of its benchmarks (the Barclays Index and the MSCI Index) during the six-month period ended January 31, 2015?

A The Fund's lagging absolute and benchmark-relative performance during the period was driven largely by its high-yield bond allocation, especially holdings with exposure to oil and gas. Debt issued by companies in energy-related industries accounts for a relatively large portion of the high-yield market, and so the sharp drop in oil prices affected the asset class especially hard. Surging oil production from the United States and increased output from Libya led to rising supplies, while falling demand from huge oil importers such as Europe and China precipitated the slide in prices. Given the Organization of the Petroleum Exporting Countries' (OPEC's) unwillingness to cut output, we believe that oil is likely to face continued price weakness in the foreseeable future. Accordingly, we reduced the portfolio's exposure to energy bonds in the high-yield market during the period and sold all of the portfolio's oil-related stocks in the fourth quarter of 2014 to limit the effects of market volatility. Going forward, we do not believe the performance of the energy sector will be a large driver of the Fund's performance.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 5

     Underweighting the portfolio's exposure to high-quality U.S. Treasury securities also detracted from benchmark-relative results during the period. Treasuries delivered good performance, especially in the fourth quarter of 2014, outperforming relatively riskier credit assets. That said, we continue to believe that there is better value to be found outside the government sector, and have maintained a portfolio overweight to higher-yielding, lower-rated corporates. Lower-quality bonds also tend to be less sensitive to rising interest rates than other asset classes, such as investment-grade bonds and emerging market securities - a factor that we believe must be taken into account going forward.

     Finally, the Fund's exposure to international equities hindered relative performance during the period. An accommodative European Central Bank (ECB) has been proactive in its efforts to avoid a deflationary spiral in the euro zone, but slower growth caused the euro currency to fall to a multi-year low versus the U.S. dollar during the period. In the Pacific Rim, the Japanese economy contracted and investor enthusiasm for "Abenomics" faded during the period. Meanwhile, earnings of Japanese companies have continued to improve and we continue to expect positive returns in 2015.

     From a security selection perspective, the Fund's investment in American Realty, a real estate investment trust, was a drag on performance during the period. American Realty disclosed accounting irregularities and a subsequent cover-up that invited a regulatory probe. We immediately sold the holding from the portfolio following the announcement. On the fixed-income side of the portfolio, the debt of Samson Investment Co., an oil and gas exploration and production company, was one of the holdings from the energy sector which detracted from the Fund's performance. We sold the position before the end of the period as part of our strategy to reduce the portfolio's exposure to energy bonds within the high-yield segment of the market.

Q Which of your investment decisions had a positive effect on the Fund's performance during the six-month period ended January 31, 2015?

A With ongoing improvement in U.S. economic growth, employment data, and profit margins, investments in U.S. stocks were the beneficiaries of better underlying fundamentals and strong investor demand. As a result, the Fund's equity positions in Yahoo!, CVS Health, and American Airlines turned in solid performance for the period.

     Positive security selection among emerging markets bonds, particularly in Indonesia and India, and in business development companies also augmented the Fund's performance.

6 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Q Did the use of derivative investments have a material effect on the Fund's performance during the six-month period ended January 31, 2015?

A During the period, we saw a high degree of currency fluctuations that proved to be performance headwinds for the Fund. This was especially true for the portfolio's international equity holdings when their performance gains in local currencies were converted back into the stronger U.S. dollar.

     To mitigate the risk, we used forward currency contracts in an attempt to "hedge" the impact of currency movements on certain positions within the portfolio. As part of the strategy, we hedged a portion of the portfolio's European and Japanese holdings to offset the effects of potential weakness on the euro and yen, respectively. The strategy was helpful in mitigating the euro- and yen-denominated losses on some of the portfolio's holdings.

Q Did the Fund's asset allocation change during the course of the six-month period ended January 31, 2015?

A We did not implement any major shifts in the Fund's investment strategy during the period; however, we did take advantage of market corrections to invest selectively in what we considered to be attractively priced securities in the international equity and high-yield bond markets. Many of those "risk" assets sold off during the period without any regard for their underlying fundamentals, as investors turned to other investments that they perceived as being relatively safer.

     We are constructive in our assessment of international equities as well as U.S. equities. International equities continue to be supported by accommodative central-bank monetary policies and other pro-growth efforts, particularly in Europe, Japan, and select emerging markets. We believe the commitment shown by the ECB to bolster growth, the depreciation of the euro and low oil prices should support European equities in both absolute terms and relative to the U.S. market. We believe Japanese equities will be supported by the accommodative stance of the Bank of Japan as well as low oil prices, the drop in commodity prices, and a weak yen, which should improve the competitiveness of Japanese companies.

     With regard to individual holdings, Mapletree Industrial Units Trust, based in Singapore, exemplifies an investment position we increased during the period in order to help diversify* the portfolio from an asset and

* Diversification does not assure a profit nor protect against loss in a declining market.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 7 geographic perspective. Within the Fund's equity sleeve, about 28% of invested assets were allocated to U.S. equities as of January 31, 2015, 18% to developed-market international stocks, and 3% to emerging markets.

     Within the fixed-income portion of the portfolio, we continued to overweight U.S. high-yield debt (even though we reduced energy exposure), given the strong domestic economic backdrop. On January 31, 2015, high-yield bonds accounted for 33% of the Fund's fixed-income investments, with 14% allocated to sovereign bonds, mortgage obligations and other fixed-rate assets.

     In the process of implementing those changes, the Fund ended the six-month period with assets evenly spread between income-oriented equities--with an emphasis on less-cyclical investments to reduce market volatility, such as stocks of pharmaceutical firms--and fixed-income securities with more of a cyclical orientation. We believe that approach may position the Fund to be more sensitive to an improving global economy rather than to interest-rate movements.

Q The Fund reduced its monthly dividend rate during the six-month period ended January 31, 2015**. What led to that decision?

A Throughout 2014, the monthly dividend distribution on Pioneer Multi-Asset Income Fund's Class A shares was $0.0500; however, the Fund made a special distribution of $0.1423 in December 2014, which included the $0.0500 monthly dividend as well as an extra $0.0923 payout resulting from higher-than-expected income generation from the portfolio's equity holdings.

     In January 2015, the Fund's monthly distribution rate was lowered to $0.0450. The adjustment reflects weak global growth, low global inflation rates and, by extension, continued low levels of interest rates both in the United States and abroad.

**   Dividends are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Q    What is your outlook for 2015?

A In early 2015 we have seen a return to market conditions that are typically more hospitable for the Fund's investment approach. Looking further down the road, we expect 2015 to be another year of transition for the global economy as the growth outlook solidifies. Accommodative central-bank policies in foreign markets, as the Federal Reserve's actions have done in the U.S., are likely to augment liquidity and support the performance of so-called risker assets -- especially equities.

Please refer to the Schedule of Investments on pages 21-49 for a full listing of Fund securities.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

                 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 9

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

10 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 11

Portfolio Summary | 1/31/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                    33.6%
U.S. Common Stocks                                                      28.6%
International Common Stocks                                             21.9%
International Corporate Bonds                                            4.6%
Foreign Government Bonds                                                 3.3%
Collateralized Mortgage Obligations                                      2.3%
Mutual Fund Closed                                                       1.6%
Asset Backed Securities                                                  1.5%
Senior Secured Loans                                                     1.3%
Convertible Corporate Bonds                                              0.5%
International Preferred Stocks                                           0.5%
U.S. Preferred Stocks                                                    0.3%
Convertible Preferred Stocks                                             0.0%*

* Amount rounds to less than 0.01%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                29.4%
Health Care                                                               15.9%
Information Technology                                                    11.3%
Consumer Discretionary                                                     8.3%
Industrials                                                                8.3%
Energy                                                                     8.0%
Consumer Staples                                                           5.8%
Materials                                                                  5.0%
Telecommunication Services                                                 4.9%
Utilities                                                                  2.6%
Government                                                                 0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Pfizer, Inc.                                                         3.65%
--------------------------------------------------------------------------------
 2.   Johnson & Johnson                                                    2.83
--------------------------------------------------------------------------------
 3.   Apple, Inc.                                                          2.82
--------------------------------------------------------------------------------
 4.   Microsoft Corp.                                                      2.60
--------------------------------------------------------------------------------
 5.   Ares Capital Corp.                                                   2.49
--------------------------------------------------------------------------------
 6.   Indonesia Treasury Bond, 9.0, 3/15/29                                2.15
--------------------------------------------------------------------------------
 7.   Shire Plc                                                            2.09
--------------------------------------------------------------------------------
 8.   Mapletree Industrial Trust                                           1.99
--------------------------------------------------------------------------------
 9.   Mitsubishi UFJ Financial Group, Inc.                                 1.81
--------------------------------------------------------------------------------
10.   Apollo Investment Corp.                                              1.46
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

12 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Prices and Distributions | 1/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      1/31/15                        7/31/14
--------------------------------------------------------------------------------
            A                        $11.09                          $11.94
--------------------------------------------------------------------------------
            C                        $11.06                          $11.91
--------------------------------------------------------------------------------
            Y                        $11.07                          $11.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      1/31/15                       12/1/14*
--------------------------------------------------------------------------------
            K                        $11.09                         $11.50
--------------------------------------------------------------------------------
            R                        $11.09                         $11.50
--------------------------------------------------------------------------------

Distributions per Share: 8/1/14-1/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net
                           Investment          Short-Term        Long-Term
          Class              Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
            A               $0.3873              $   --           $    --
--------------------------------------------------------------------------------
            C               $0.3409              $   --           $    --
--------------------------------------------------------------------------------
            K               $0.1920              $   --           $    --
--------------------------------------------------------------------------------
            R               $0.1809              $   --           $    --
--------------------------------------------------------------------------------
            Y               $0.4002              $   --           $    --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The MSCI All Country World ND Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

* Share class commenced operations on December 1, 2014.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 13

Performance Update | 1/31/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MSCI
                                                              All
                   Net          Public        Barclays        Country
                   Asset        Offering      Aggregate       World
                   Value        Price         Bond            ND
Period             (NAV)        (POP)         Index           Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           10.17%        8.55%        3.40%           13.25%
1 Year              2.01        -2.55         6.61             6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross                      Net
--------------------------------------------------------------------------------
                   1.40%                      1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                      Income Fund          Bond Index          World ND Index
12/31/2011            $  9,550             $ 10,000            $ 10,000
1/31/2012             $  9,781             $ 10,088            $ 10,581
1/31/2013             $ 11,411             $ 10,349            $ 12,148
1/31/2014             $ 12,616             $ 10,361            $ 13,690
1/31/2015             $ 12,869             $ 11,047            $ 14,622

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Performance Update | 1/31/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MSCI
                                                              All
                                              Barclays        Country
                                              Aggregate       World
                   If           If            Bond            ND
Period             Held         Redeemed      Index           Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11            9.23%       9.23%         3.40%           13.25%
1 Year              1.17        1.17          6.61             6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   2.12%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                      Income Fund          Bond Index          World ND Index
12/31/2011            $ 10,000             $ 10,000            $ 10,000
 1/31/2012            $ 10,229             $ 10,088            $ 10,581
 1/31/2013            $ 11,826             $ 10,349            $ 12,148
 1/31/2014            $ 12,966             $ 10,361            $ 13,690
 1/31/2015            $ 13,118             $ 11,047            $ 14,622

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 15

Performance Update | 1/31/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MSCI
                                                              All
                   Net                  Barclays              Country
                   Asset                Aggregate             World
                   Value                Bond                  ND
Period             (NAV)                Index                 Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           10.19%               3.40%                 13.25%
1 Year              2.09                6.61                   6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                      Income Fund          Bond Index          World ND Index
12/31/2011            $  9,552             $ 10,000            $ 10,000
 1/31/2012            $  9,781             $ 10,088            $ 10,581
 1/31/2013            $ 11,411             $ 10,349            $ 12,148
 1/31/2014            $ 12,616             $ 10,361            $ 13,690
 1/31/2015            $ 12,880             $ 11,047            $ 14,622

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Performance Update | 1/31/15                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MSCI
                                                              All
                   Net                  Barclays              Country
                   Asset                Aggregate             World
                   Value                Bond                  ND
Period             (NAV)                Index                 Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           10.16%               3.40%                 13.25%
1 Year              1.99                6.61                   6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   1.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                      Income Fund          Bond Index          World ND Index
12/31/2011            $  9,552             $ 10,000            $ 10,000
 1/31/2012            $  9,781             $ 10,088            $ 10,581
 1/31/2013            $ 11,411             $ 10,349            $ 12,148
 1/31/2014            $ 12,616             $ 10,361            $ 13,690
 1/31/2015            $ 12,867             $ 11,047            $ 14,622

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 17

Performance Update | 1/31/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of January 31, 2015)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              MSCI
                                                              All
                   Net                  Barclays              Country
                   Asset                Aggregate             World
                   Value                Bond                  ND
Period             (NAV)                Index                 Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11           10.31%               3.40%                 13.25%
1 Year              2.31                6.61                   6.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                   Gross                Net
--------------------------------------------------------------------------------
                   1.11%                1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                      Pioneer Multi-Asset  Barclays Aggregate  MSCI All Country
                      Income Fund          Bond Index          World ND Index
12/31/2011            $ 5,000,000          $ 5,000,000         $ 5,000,000
 1/31/2012            $ 5,119,641          $ 5,043,904         $ 5,290,735
 1/31/2013            $ 5,983,188          $ 5,174,314         $ 6,073,959
 1/31/2014            $ 6,610,874          $ 5,180,727         $ 6,845,207
 1/31/2015            $ 6,763,906          $ 5,523,311         $ 7,310,990

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2015, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from August 1, 2014*, through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account
Value on 8/1/14*        $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 1/31/15              $  960.70   $  956.70   $  981.10   $  980.10  $  960.90
--------------------------------------------------------------------------------
Expenses Paid
During Period**         $    6.87   $   10.85   $    1.90   $    2.74  $    5.88
--------------------------------------------------------------------------------

* Period begins on December 1, 2014 (commencement of operations) for Class K and Class R shares.

** Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.39%, 2.20%, 1.13%, 1.63% and 1.19% for Class A, Class C, Class K, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (62/365 for Class K and Class R shares) (to reflect the partial year period).

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from August 1, 2014*, through January 31, 2015.

--------------------------------------------------------------------------------
Share Class                 A           C           K           R          Y
--------------------------------------------------------------------------------
Beginning Account
Value on 8/1/14*        $1,000.00   $1,000.00   $1,000.00   $1,000.00  $1,000.00
--------------------------------------------------------------------------------
Ending Account Value
(after expenses)
on 1/31/15              $1,018.20   $1,014.12   $1,006.57   $1,005.72  $1,019.21
--------------------------------------------------------------------------------
Expenses Paid
During Period**         $    7.07   $   11.17   $    1.93   $    2.78  $    6.06
--------------------------------------------------------------------------------

* Period begins on December 1, 2014 (commencement of operations) for Class K and Class R shares.

** Expenses are equal to the Fund's annualized net expense ratio plus the expense ratios of the underlying funds. These combined totals were 1.39%, 2.20%, 1.13%, 1.63% and 1.19% for Class A, Class C, Class K, Class R and Class Y shares, respectively. These combined ratios were multiplied by the average account value over the period, and then multiplied by 184/365 (62/365 for Class K and Class R shares) (to reflect the partial year period).

20 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Schedule of Investments | 1/31/15 (unaudited)

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       CONVERTIBLE CORPORATE BONDS -- 0.5%
                                       ENERGY -- 0.3%
                                       Oil & Gas Exploration & Production -- 0.3%
          1,300,000                    Cobalt International Energy, Inc.,
                                       2.625%, 12/1/19                                     $       869,375
          1,455,000                    Energy & Exploration Partners, Inc., 8.0%,
                                       7/1/19 (144A)                                               480,150
          3,830,000                    Energy XXI, Ltd., 3.0%, 12/15/18                          1,158,422
                                                                                           ---------------
                                                                                           $     2,507,947
                                                                                           ---------------
                                       Total Energy                                        $     2,507,947
----------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 0.0%+
                                       Diversified Metals & Mining -- 0.0%+
             26,187                    Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                                       (0.0% cash, 9.5% PIK) (PIK)                         $        19,902
                                                                                           ---------------
                                       Total Materials                                     $        19,902
----------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 0.1%
                                       Electrical Components & Equipment -- 0.1%
          1,410,000                    General Cable Corp., 4.5%, 11/15/29 (Step)          $       890,944
                                                                                           ---------------
                                       Total Capital Goods                                 $       890,944
----------------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS, BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 0.0%+
                                       Biotechnology -- 0.0%+
            350,000                    Corsicanto, Ltd., 3.5%, 1/15/32                     $       206,500
                                                                                           ---------------
                                       Total Pharmaceuticals, Biotechnology &
                                       Life Sciences                                       $       206,500
----------------------------------------------------------------------------------------------------------
                                       REAL ESTATE -- 0.1%
                                       Mortgage REIT -- 0.1%
            595,000                    Apollo Commercial Real Estate Finance, Inc.,
                                       5.5%, 3/15/19                                       $       587,191
                                                                                           ---------------
                                       Total Real Estate                                   $       587,191
----------------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE CORPORATE BONDS
                                       (Cost $8,118,854)                                   $     4,212,484
----------------------------------------------------------------------------------------------------------
                                       PREFERRED STOCKS -- 0.6%
                                       TRANSPORTATION -- 0.0%+
                                       Air Freight & Logistics -- 0.0%+
                 49                    CEVA Group Plc, 12/31/14* (d)                       $        35,199
                                                                                           ---------------
                                       Total Transportation                                $        35,199
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 0.2%
                                       Diversified Banks -- 0.1%
             37,000             7.12   Citigroup, Inc., Floating Rate Note (Perpetual)     $     1,002,700
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 21

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Regional Banks -- 0.1%
              1,000             6.25   CoBank ACB, Floating Rate Note (Perpetual) (144A)   $       103,125
              5,910             6.62   Fifth Third Bancorp, Floating Rate Note (Perpetual)         162,939
                                                                                           ---------------
                                                                                           $       266,064
                                                                                           ---------------
                                       Total Banks                                         $     1,268,764
----------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.1%
                                       Investment Banking & Brokerage -- 0.1%
             30,000             7.12   Morgan Stanley, Floating Rate Note (Perpetual)      $       838,500
                                                                                           ---------------
                                       Total Diversified Financials                        $       838,500
----------------------------------------------------------------------------------------------------------
                                       INSURANCE -- 0.3%
                                       Reinsurance -- 0.3%
            187,586                    Altair Re, Variable Rate Notes, 6/30/16 (Cat Bond)  $       133,561
          1,050,000                    Pangaea Re., 7/1/18 (Cat Bond) (d)                        1,126,650
          1,200,000                    Pangaea Re, 2/1/19 (d)                                    1,216,560
                                                                                           ---------------
                                                                                           $     2,476,771
                                                                                           ---------------
                                       Total Insurance                                     $     2,476,771
----------------------------------------------------------------------------------------------------------
                                       UTILITIES -- 0.0%+
                                       Electric Utilities -- 0.0%+
             10,000                    PPL Capital Funding, Inc., 5.9%, 4/30/73            $       255,000
                                                                                           ---------------
                                       Total Utilities                                     $       255,000
----------------------------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $4,587,944)                                   $     4,874,234
----------------------------------------------------------------------------------------------------------
                                       CONVERTIBLE PREFERRED STOCKS -- 0.1%
                                       ENERGY -- 0.1%
                                       Oil & Gas Exploration & Production -- 0.1%
                500                    Halcon Resources Corp., (Perpetual) (d)             $       132,938
              6,300                    Penn Virginia Corp., 6.0% (Perpetual) (144A)                370,912
                                                                                           ---------------
                                                                                           $       503,850
                                                                                           ---------------
                                       Total Energy                                        $       503,850
----------------------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE PREFERRED STOCKS
                                       (Cost $985,000)                                     $       503,850
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                       COMMON STOCKS -- 48.7%
                                       ENERGY -- 0.3%
                                       Oil & Gas Exploration & Production -- 0.0%+
             26,968                    Societatea Nationala de Gaze Naturale ROMGAZ SA     $       236,559
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Refining & Marketing -- 0.2%
            589,097                    Chevron Lubricants Lanka Plc                        $     1,782,591
----------------------------------------------------------------------------------------------------------
                                       Coal & Consumable Fuels -- 0.1%
            631,551                    Indo Tambangraya Megah Tbk PT                       $       838,962
                                                                                           ---------------
                                       Total Energy                                        $     2,858,112
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 1.2%
                                       Commodity Chemicals -- 0.4%
             37,013                    LyondellBasell Industries NV                        $     2,927,358
----------------------------------------------------------------------------------------------------------
                                       Fertilizers & Agricultural Chemicals -- 0.6%
             15,935                    Syngenta AG                                         $     5,185,843
----------------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.0%+
            229,303                    Mirabela Nickel, Ltd.*                              $         5,174
----------------------------------------------------------------------------------------------------------
                                       Steel -- 0.2%
            934,640                    Fortescue Metals Group, Ltd.                        $     1,692,018
                                                                                           ---------------
                                       Total Materials                                     $     9,810,393
----------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 1.5%
                                       Aerospace & Defense -- 0.5%
             18,643                    Precision Castparts Corp.                           $     3,730,464
----------------------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 0.5%
            237,088                    Prysmian S.p.A.                                     $     4,374,100
----------------------------------------------------------------------------------------------------------
                                       Heavy Electrical Equipment -- 0.5%
            126,264                    Alstom SA                                           $     4,139,915
                                                                                           ---------------
                                       Total Capital Goods                                 $    12,244,479
----------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 1.3%
                                       Air Freight & Logistics -- 0.0%+
                 22                    CEVA Group Plc*                                     $        16,262
----------------------------------------------------------------------------------------------------------
                                       Airlines -- 1.3%
            127,563                    American Airlines Group, Inc.                       $     6,260,792
            150,996                    easyJet Plc                                               4,227,980
                                                                                           ---------------
                                                                                           $    10,488,772
                                                                                           ---------------
                                       Total Transportation                                $    10,505,034
----------------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 0.9%
                                       Tires & Rubber -- 0.9%
            181,500                    Bridgestone Corp.                                   $     7,258,648
                                                                                           ---------------
                                       Total Automobiles & Components                      $     7,258,648
----------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 1.1%
                                       Homebuilding -- 0.7%
            519,000                    Sekisui Chemical Co., Ltd.                          $     5,668,106
----------------------------------------------------------------------------------------------------------
                                       Textiles -- 0.4%
          2,321,000                    Pacific Textiles Holdings, Ltd.                     $     3,197,228
                                                                                           ---------------
                                       Total Consumer Durables & Apparel                   $     8,865,334
----------------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 0.2%
                                       Restaurants -- 0.2%
            159,113                    Domino's Pizza Group Plc                            $     1,614,396
                                                                                           ---------------
                                       Total Consumer Services                             $     1,614,396
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 23

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------

                                       FOOD & STAPLES RETAILING -- 0.4%
                                       Drug Retail -- 0.4%
             30,570                    CVS Health Corp.                                    $     3,000,751
                                                                                           ---------------
                                       Total Food & Staples Retailing                      $     3,000,751
----------------------------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 3.0%
                                       Packaged Foods & Meats -- 0.7%
             80,404                    Kraft Foods Group, Inc.*                            $     5,253,597
----------------------------------------------------------------------------------------------------------
                                       Tobacco -- 2.3%
             36,103                    Altria Group, Inc.                                  $     1,917,069
            207,122                    Imperial Tobacco Group Plc                                9,726,835
            107,683                    Lorillard, Inc.                                           7,065,082
                                                                                           ---------------
                                                                                           $    18,708,986
                                                                                           ---------------
                                       Total Food, Beverage & Tobacco                      $    23,962,583
----------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                                       Health Care Distributors -- 0.8%
             80,203                    Cardinal Health, Inc.                               $     6,672,088
                                                                                           ---------------
                                       Total Health Care Equipment & Services              $     6,672,088
----------------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS, BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 11.1%
                                       Pharmaceuticals -- 11.1%
            124,366                    AbbVie, Inc.                                        $     7,505,488
            218,868                    Johnson & Johnson                                        21,917,442
             39,994                    Novartis AG                                               3,899,086
            904,202                    Pfizer, Inc.                                             28,256,320
             41,789                    Roche Holding AG                                         11,288,176
            222,150                    Shire Plc                                                16,232,568
                                                                                           ---------------
                                                                                           $    89,099,080
                                                                                           ---------------
                                       Total Pharmaceuticals, Biotechnology &
                                       Life Sciences                                       $    89,099,080
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 3.8%
                                       Diversified Banks -- 3.8%
             86,759                    Doha Bank QSC                                       $     1,392,806
         13,744,000                    Industrial & Commercial Bank of China, Ltd.               9,851,084
          2,634,600                    Mitsubishi UFJ Financial Group, Inc.                     14,017,717
            239,749                    Nordea Bank AB                                            3,038,804
             83,776                    Swedbank AB                                               2,024,494
                                                                                           ---------------
                                                                                           $    30,324,905
                                                                                           ---------------
                                       Total Banks                                         $    30,324,905
----------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 6.4%
                                       Asset Management & Custody Banks -- 6.4%
          1,591,273                    Apollo Investment Corp.                             $    11,329,864
          1,158,202                    Ares Capital Corp.                                       19,284,063
            342,003                    Golub Capital BDC, Inc.                                   6,101,334

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                       Asset Management & Custody
                                       Banks -- (continued)
            688,276                    TCP Capital Corp.                                   $    10,847,230
             17,365                    TPG Specialty Lending, Inc.                                 303,540
            290,000                    TriplePoint Venture Growth BDC Corp.                      4,019,400
                                                                                           ---------------
                                                                                           $    51,885,431
                                                                                           ---------------
                                       Total Diversified Financials                        $    51,885,431
----------------------------------------------------------------------------------------------------------
                                       INSURANCE -- 0.3%
                                       Multi-line Insurance -- 0.3%
              7,116                    Zurich Insurance Group AG                           $     2,362,018
                                                                                           ---------------
                                       Total Insurance                                     $     2,362,018
----------------------------------------------------------------------------------------------------------
                                       REAL ESTATE -- 3.9%
                                       Diversified REIT -- 0.4%
            498,730                    PLA Administradora Industrial S de RL de CV         $     1,069,871
                345                    Premier Investment Corp.                                  1,842,856
                                                                                           ---------------
                                                                                           $     2,912,727
----------------------------------------------------------------------------------------------------------
                                       Industrial REIT -- 2.4%
         13,660,000                    Mapletree Industrial Trust                          $    15,425,172
          4,743,000                    Mapletree Logistics Trust                                 4,200,996
                                                                                           ---------------
                                                                                           $    19,626,168
----------------------------------------------------------------------------------------------------------
                                       Specialized REIT -- 1.1%
            138,202                    EPR Properties                                      $     8,991,422
                                                                                           ---------------
                                       Total Real Estate                                   $    31,530,317
----------------------------------------------------------------------------------------------------------
                                       SOFTWARE & SERVICES -- 3.7%
                                       Internet Software & Services -- 1.2%
            119,499                    eBay, Inc.*                                         $     6,333,447
             68,198                    Yahoo!, Inc.*                                             3,000,030
                                                                                           ---------------
                                                                                           $     9,333,477
----------------------------------------------------------------------------------------------------------
                                       Systems Software -- 2.5%
            498,124                    Microsoft Corp.                                     $    20,124,210
                                                                                           ---------------
                                       Total Software & Services                           $    29,457,687
----------------------------------------------------------------------------------------------------------
                                       TECHNOLOGY HARDWARE &
                                       EQUIPMENT -- 4.8%
                                       Computer Storage & Peripherals -- 2.7%
            186,236                    Apple, Inc.                                         $    21,819,410
----------------------------------------------------------------------------------------------------------
                                       Technology Hardware, Storage &
                                       Peripherals -- 1.6%
             50,223                    Neopost SA                                          $     2,603,662
            266,851                    NetApp, Inc.                                             10,086,968
                                                                                           ---------------
                                                                                           $    12,690,630
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 25

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                       Electronic Equipment Manufacturers -- 0.3%
          2,012,000                    PAX Global Technology, Ltd.*                        $     1,885,628
            202,000                    Wasion Group Holdings, Ltd.                                 187,666
                                                                                           ---------------
                                                                                           $     2,073,294
----------------------------------------------------------------------------------------------------------
                                       Electronic Manufacturing Services -- 0.2%
            315,000                    Global Display Co., Ltd.                            $     1,810,230
                                                                                           ---------------
                                       Total Technology Hardware & Equipment               $    38,393,564
----------------------------------------------------------------------------------------------------------
                                       SEMICONDUCTORS & SEMICONDUCTOR
                                       EQUIPMENT -- 0.3%
                                       Semiconductors -- 0.3%
          1,273,000                    Advanced Semiconductor Engineering, Inc.            $     1,591,347
            199,000                    Transcend Information, Inc.                                 627,681
                                                                                           ---------------
                                                                                           $     2,219,028
                                                                                           ---------------
                                       Total Semiconductors &
                                       Semiconductor Equipment                             $     2,219,028
----------------------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES -- 2.2%
                                       Integrated Telecommunication Services -- 2.2%
            100,500                    Nippon Telegraph & Telephone Corp.                  $     5,963,295
            455,013                    Orange SA                                                 8,009,653
            557,466                    TDC A/S                                                   4,128,193
                                                                                           ---------------
                                                                                           $    18,101,141
                                                                                           ---------------
                                       Total Telecommunication Services                    $    18,101,141
----------------------------------------------------------------------------------------------------------
                                       UTILITIES -- 1.5%
                                       Electric Utilities -- 0.6%
             77,101                    American Electric Power Co., Inc.                   $     4,842,714
----------------------------------------------------------------------------------------------------------
                                       Multi-Utilities -- 0.5%
            190,198                    GDF Suez                                            $     4,228,096
----------------------------------------------------------------------------------------------------------
                                       Renewable Electricity -- 0.4%
            553,802                    AES Tiete SA                                        $     2,816,082
                                                                                           ---------------
                                       Total Utilities                                     $    11,886,892
----------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $388,970,051)                                 $   392,051,881
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)
----------------------------------------------------------------------------------------------------------
                                       ASSET BACKED SECURITIES -- 1.5%
                                       CONSUMER SERVICES -- 0.2%
                                       Hotels, Resorts & Cruise Lines -- 0.2%
          1,769,429                    Westgate Resorts LLC, 9.5%, 2/20/25 (144A)          $     1,832,613
                                                                                           ---------------
                                       Total Consumer Services                             $     1,832,613
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                                       Health Care Distributors -- 0.4%
          2,131,797             3.72   Bayview Opportunity Master Fund Trust
                                       2014-15RPL, Floating Rate Note, 10/28/19
                                       (144A)                                              $     2,137,261
            600,000             4.67   NCF Dealer Floorplan Master Trust, Floating Rate
                                       Note, 10/20/20 (144A)                                       588,751
                                                                                           ---------------
                                                                                           $     2,726,012
                                                                                           ---------------
                                       Total Health Care Equipment & Services              $     2,726,012
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 0.9%
                                       Thrifts & Mortgage Finance -- 0.9%
              4,865             6.50   ACE Securities Corp. Manufactured Housing Trust
                                       Series 2003-MH1, Floating Rate Note,
                                       8/15/30 (144A)                                      $         4,896
             15,815                    Bayview Financial Mortgage Pass-Through Trust
                                       2007-B, 6.407%, 8/28/37 (Step)                               15,788
           387,337              3.72   Bayview Opportunity Master Fund IIa Trust
                                       2014-20NPL, Floating Rate Note, 8/28/44 (144A)              387,554
             58,723                    Bear Stearns Asset Backed Securities Trust, 8.41%,
                                       10/25/29 (Step)                                              60,553
            223,291                    CAM Mortgage Trust 2014-1, 5.5%, 12/15/53
                                       (Step) (144A)                                               223,472
            100,000                    Citicorp Residential Mortgage Trust Series 2006-2,
                                       5.918%, 9/25/36 (Step)                                       89,605
            205,000                    Countrywide Asset-Backed Certificates, 5.1283%,
                                       1/25/36 (Step)                                              206,567
             55,555             5.24   Countrywide Asset-Backed Certificates, Floating
                                       Rate Note, 1/25/36                                           57,086
             73,216             7.78   GE Mortgage Services LLC, Floating Rate
                                       Note, 3/25/27                                                72,617
            788,630                    GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                      783,701
            200,000                    Nations Equipment Finance Funding I LLC, 5.5%,
                                       5/20/21 (144A)                                              204,250
          1,423,522                    Nations Equipment Finance Funding II LLC,
                                       5.227%, 9/20/19 (144A)                                    1,438,986
          1,500,000                    New Residential Advance Receivables Trust
                                       Advance Receivables Backed 2014-VF1, 3.6491%,
                                       3/15/45                                                   1,499,049
             89,925                    RASC Series 2003-KS5 Trust, 4.46%,
                                       7/25/33 (Step)                                               89,019
          1,200,000             3.42   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                                       9/18/31 (144A)                                            1,174,841
            178,516                    Spirit Master Funding LLC, 5.74%,
                                       3/20/42 (144A)                                              204,290
            703,770                    Westgate Resorts 2014-1 LLC, 5.5%,
                                       12/20/26 (144A)                                             705,724
                                                                                           ---------------
                                                                                           $     7,217,998
                                                                                           ---------------
                                       Total Banks                                         $     7,217,998
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 27

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.0%+
                                       Other Diversified Financial Services -- 0.0%+
            250,000                    Navitas Equipment Receivables LLC 2013-1,
                                       5.82%, 6/15/19                                      $       252,122
                                                                                           ---------------
                                       Total Diversified Financials                        $       252,122
----------------------------------------------------------------------------------------------------------
                                       TOTAL ASSET BACKED SECURITIES
                                       (Cost $11,988,732)                                  $    12,028,745
----------------------------------------------------------------------------------------------------------
                                       COLLATERALIZED MORTGAGE
                                       OBLIGATIONS -- 2.2%
                                       MATERIALS -- 0.0%+
                                       Forest Products -- 0.0%+
             25,000                    TimberStar Trust 1, 7.5296%, 10/15/36 (144A)        $        26,129
                                                                                           ---------------
                                       Total Materials                                     $        26,129
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 2.2%
                                       Thrifts & Mortgage Finance -- 2.2%
            100,000                    A10 Securitization 2013-1 LLC, 4.7%,
                                       11/17/25 (144A)                                     $       100,229
            100,000                    A10 Securitization 2013-1 LLC, 6.41%,
                                       11/17/25 (144A)                                             100,223
             35,060             6.33   Banc of America Merrill Lynch Commercial
                                       Mortgage, Inc. REMICS, Floating Rate Note,
                                       9/10/47 (144A)                                               35,561
            200,000             5.23   Bear Stearns Commercial Mortgage Securities
                                       Trust 2004-TOP16, Floating Rate Note,
                                       2/13/46 (144A)                                              210,232
            100,000             5.21   Bear Stearns Commercial Mortgage Securities
                                       Trust 2005-PWR7, Floating Rate Note, 2/11/41                100,060
          1,500,000             5.13   Bear Stearns Commercial Mortgage Securities
                                       Trust 2005-TOP20, Floating Rate Note, 10/12/42            1,503,330
            767,493                    Bear Stearns Commercial Mortgage Securities
                                       Trust 2006-PWR14, 5.273%, 12/11/38                          782,771
             16,946             5.74   CHL Mortgage Pass-Through Trust 2002-32,
                                       Floating Rate Note, 1/25/33                                  17,329
             50,000             5.77   Citigroup Commercial Mortgage Trust 2006-C4,
                                       Floating Rate Note, 3/17/49                                  52,024
           150,000              4.50   COMM 2013-FL3 Mortgage Trust, Floating Rate
                                       Note, 10/13/28                                              150,088
             19,315                    Credit Suisse First Boston Mortgage Securities
                                       Corp., 5.5%, 6/25/33                                         19,579
            100,000             5.14   Credit Suisse First Boston Mortgage Securities
                                       Corp., Floating Rate Note, 10/15/39 (144A)                  103,400
            855,000             5.10   Credit Suisse First Boston Mortgage Securities
                                       Corp., Floating Rate Note, 8/15/38                          863,300
            100,000             5.46   DBUBS 2011-LC2 Mortgage Trust, Floating Rate
                                       Note, 7/12/44 (144A)                                        113,969
            250,000             5.16   GE Capital Commercial Mortgage Corp., Floating
                                       Rate Note, 7/10/45 (144A)                                   251,902

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------

                                       Thrifts & Mortgage Finance -- (continued)
            190,682                    Global Mortgage Securitization, Ltd., 5.25%,
                                       11/25/32 (144A)                                     $       177,869
             74,985                    Global Mortgage Securitization, Ltd., 5.25%,
                                       11/25/32 (144A)                                              72,176
             75,768                    Global Mortgage Securitization, Ltd., 5.25%,
                                       11/25/32 (144A)                                              64,782
             40,929                    Global Mortgage Securitization, Ltd., 5.25%,
                                       4/25/32 (144A)                                               30,779
            210,000             5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53              199,819
          3,379,467             1.04   Government National Mortgage Association REMICS,
                                       Floating Rate Note, 11/16/54 (c)                            309,904
            675,000             4.07   GS Mortgage Securities Trust 2014-GSFL, Floating
                                       Rate Note, 7/15/31 (144A)                                   671,085
            225,000             6.01   JP Morgan Chase Commercial Mortgage Securities
                                       Trust 2007-LDP12, Floating Rate Note, 2/15/51               229,895
          1,960,000             6.39   JP Morgan Chase Commercial Mortgage Securities
                                       Trust 2014-CBM MZ, Floating Rate Note,
                                       10/15/19 (144A)                                           1,950,983
          1,250,000             3.67   JP Morgan Chase Commercial Mortgage Securities
                                       Trust 2014-FBLU REMICS, Floating Rate Note,
                                       12/15/28 (144A)                                           1,249,686
             30,965             3.17   MASTR Adjustable Rate Mortgages Trust, Floating
                                       Rate Note, 1/25/35                                           29,724
             68,258                    MASTR Alternative Loan Trust 2004-6, 6.0%,
                                       7/25/34                                                      69,489
             96,161                    Merrill Lynch Mortgage Investors Trust Series
                                       2006-AF1, 5.75%, 8/25/36                                     75,982
          2,300,000             5.29   Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                                       Rate Note, 11/12/37                                       2,305,269
          3,000,000                    ML-CFC Commercial Mortgage Trust 2006-4,
                                       5.239%, 12/12/49                                          3,027,753
            100,000             5.30   Springleaf Mortgage Loan Trust 2012-3, Floating
                                       Rate Note, 12/26/59 (144A)                                  103,110
            250,000             5.58   Springleaf Mortgage Loan Trust, Floating Rate Note,
                                       6/25/58 (144A)                                              258,111
          1,892,161                    VOLT XXIII LLC, 4.75%, 11/25/53 (Step)                    1,892,581
             84,000             5.66   Wachovia Bank Commercial Mortgage Trust
                                       Series 2006-C24, Floating Rate Note, 3/15/45                 85,694
             25,000             5.95   Wachovia Bank Commercial Mortgage Trust Series
                                       2007-C34, Floating Rate Note, 5/15/46                        26,016
            100,000             5.34   WFRBS Commercial Mortgage Trust 2011-C3,
                                       Floating Rate Note, 3/15/44 (144A)                          111,883
            100,000             4.36   WFRBS Commercial Mortgage Trust 2013-C12,
                                       Floating Rate Note, 3/17/48 (144A)                           99,282
                                                                                           ---------------
                                                                                           $    17,445,869
                                                                                           ---------------
                                       Total Banks                                         $    17,445,869
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 29

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 0.0%+
                                       Other Diversified Financial Services -- 0.0%+
            200,000             5.17   Del Coronado Trust 2013-DEL MZ, Floating Rate
                                       Note, 3/15/18 (144A)                                $       200,080
            100,000             5.91   Morgan Stanley Capital I Trust 2007-IQ15, Floating
                                       Rate Note, 6/11/49                                          107,909
                                                                                           ---------------
                                                                                           $       307,989
                                                                                           ---------------
                                       Total Diversified Financials                        $       307,989
----------------------------------------------------------------------------------------------------------
                                       GOVERNMENT -- 0.0%+
                                       Government -- 0.0%+
             50,000             4.16   Federal Home Loan Mortgage Corp., Floating
                                       Rate Note, 9/26/44 (144A)                           $        52,136
            157,498                    Federal National Mortgage Association REMICS,
                                       3.5%, 1/25/29 (c)                                             6,930
            100,000             4.35   FREMF Mortgage Trust 2011-K12, Floating
                                       Rate Note, 1/25/46 (144A)                                   108,301
             31,845             6.48   Government National Mortgage Association
                                       REMICS, Floating Rate Note, 6/20/38 (c)                       2,020
            139,680             0.97   Government National Mortgage Association,
                                       Floating Rate Note, 2/16/53 (c)                              10,356
            138,435             0.96   Government National Mortgage Association,
                                       Floating Rate Note, 3/16/53 (c)                               9,366
            173,782             0.98   Government National Mortgage Association,
                                       Floating Rate Note, 8/16/52 (c)                              10,281
            138,770             1.01   Government National Mortgage Association,
                                       Floating Rate Note, 9/16/52 (c)                              10,267
                                                                                           ---------------
                                                                                           $       209,657
                                                                                           ---------------
                                       Total Government                                    $       209,657
----------------------------------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                       (Cost $17,866,295)                                  $    17,989,644
----------------------------------------------------------------------------------------------------------
                                       CORPORATE BONDS -- 36.6%
                                       ENERGY -- 6.7%
                                       Oil & Gas Drilling -- 0.2%
              895,000                  Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)           $       581,750
              175,000                  Parker Drilling Co., 6.75%, 7/15/22                         126,000
              170,000                  Parker Drilling Co., 7.5%, 8/1/20                           130,900
              775,000                  Pioneer Energy Services Corp., 6.125%, 3/15/22              540,562
                                                                                           ---------------
                                                                                           $     1,379,212
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 0.4%
              225,000                  Bristow Group, Inc., 6.25%, 10/15/22                $       214,312
              435,000                  Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                   371,925
              700,000                  Exterran Partners LP, 6.0%, 4/1/21                          598,500
              500,000                  Forum Energy Technologies, Inc., 6.25%, 10/1/21             473,750

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- (continued)
            370,000                    Hiland Partners LP, 5.5%, 5/15/22 (144A)            $       383,875
            600,000                    Hiland Partners LP, 7.25%, 10/1/20 (144A)                   645,000
            295,000                    Key Energy Services, Inc., 6.75%, 3/1/21                    177,000
            860,000                    McDermott International, Inc., 8.0%,
                                       5/1/21 (144A)                                               533,200
                                                                                           ---------------
                                                                                           $     3,397,562
----------------------------------------------------------------------------------------------------------
                                       Integrated Oil & Gas -- 0.3%
          2,650,000                    American Energy-Permian Basin LLC, 7.375%,
                                       11/1/21 (144A)                                      $     1,961,000
            144,000                    Energy XXI Gulf Coast, Inc., 6.875%,
                                       3/15/24 (144A)                                               63,360
            845,000                    Energy XXI Gulf Coast, Inc., 7.5%, 12/15/21                 384,475
                                                                                           ---------------
                                                                                           $     2,408,835
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 4.2%
          1,580,000                    Approach Resources, Inc., 7.0%, 6/15/21             $     1,271,900
            700,000                    Berry Petroleum Co., LLC, 6.375%, 9/15/22                   483,000
            935,000                    Bonanza Creek Energy, Inc., 5.75%, 2/1/23                   785,400
          1,185,000                    Bonanza Creek Energy, Inc., 6.75%, 4/15/21                1,060,575
            430,000                    BreitBurn Energy Partners LP, 7.875%, 4/15/22               275,200
          2,325,000                    Chaparral Energy, Inc., 7.625%, 11/15/22                  1,348,500
          1,110,000                    Comstock Resources, Inc., 7.75%, 4/1/19                     566,100
          1,250,000                    Denbury Resources, Inc., 4.625%, 7/15/23                  1,065,625
          1,125,000                    Denbury Resources, Inc., 5.5%, 5/1/22                       990,000
             50,000                    EPL Oil & Gas, Inc., 8.25%, 2/15/18                          32,875
            100,000                    Gulfport Energy Corp., 7.75%, 11/1/20                        99,250
          2,205,000                    Gulfport Energy Corp., 7.75%, 11/1/20 (144A)              2,188,462
            175,000                    Halcon Resources Corp., 8.875%, 5/15/21                     116,375
            570,000                    Halcon Resources Corp., 9.25%, 2/15/22                      376,200
          1,710,000                    Halcon Resources Corp., 9.75%, 7/15/20                    1,141,425
          1,700,000                    Jupiter Resources, Inc., 8.5%, 10/1/22 (144A)             1,275,000
            250,000                    Kodiak Oil & Gas Corp., 5.5%, 1/15/21                       252,500
            150,000                    Legacy Reserves LP, 6.625%, 12/1/21                         117,000
          1,025,000                    Legacy Reserves LP, 6.625%, 12/1/21 (144A)                  799,500
          2,100,000                    Linn Energy LLC, 6.25%, 11/1/19                           1,601,250
          1,200,000                    Linn Energy LLC, 6.5%, 9/15/21                              882,000
          2,965,000                    Memorial Production Partners LP, 6.875%,
                                       8/1/22 (144A)                                             2,520,250
            740,000                    Memorial Production Partners LP, 7.625%, 5/1/21             664,150
            630,000                    Memorial Resource Development Corp., 5.875%,
                                       7/1/22 (144A)                                               573,300
            175,000                    Midstates Petroleum Co., Inc., 10.75%, 10/1/20               95,375

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 31

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- (continued)
            200,000                    Midstates Petroleum Co., Inc., 9.25%, 6/1/21        $       103,500
            250,000                    Oasis Petroleum, Inc., 6.875%, 3/15/22                      230,156
          1,570,000                    Parsley Energy LLC, 7.5%, 2/15/22 (144A)                  1,554,300
            200,000                    PDC Energy, Inc., 7.75%, 10/15/22                           193,000
            200,000                    Penn Virginia Corp., 7.25%, 4/15/19                         165,000
            650,000                    Penn Virginia Corp., 8.5%, 5/1/20                           539,500
            785,000                    Rice Energy Inc., 6.25%, 5/1/22                             757,525
          1,370,000                    Rosetta Resources, Inc., 5.875%, 6/1/22                   1,287,800
            680,000                    Rosetta Resources, Inc., 5.875%, 6/1/24                     620,500
          1,115,000                    RSP Permian, Inc., 6.625%, 10/1/22 (144A)                 1,108,031
          2,830,000                    Sanchez Energy Corp., 6.125%, 1/15/23 (144A)              2,504,550
             50,000                    SandRidge Energy, Inc., 7.5%, 2/15/23                        33,500
            380,000                    SandRidge Energy, Inc., 7.5%, 3/15/21                       264,100
            300,000                    Seventy Seven Energy, Inc., 6.5%, 7/15/22                   119,250
          1,300,000                    SM Energy Co., 5.0%, 1/15/24                              1,166,750
          1,789,000                    Stone Energy Corp., 7.5%, 11/15/22                        1,556,430
          1,345,000                    Swift Energy Co., 7.875%, 3/1/22                            474,112
            355,000                    Swift Energy Co., 8.875%, 1/15/20                           124,250
                                                                                           ---------------
                                                                                           $    33,383,466
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Refining & Marketing -- 0.5%
          3,550,000                    Calumet Specialty Products Partners LP, 6.5%,
                                       4/15/21 (144A)                                      $     3,070,750
            170,000                    Calumet Specialty Products Partners LP,
                                       7.625%, 1/15/22                                             154,700
          1,000,000                    Murphy Oil USA, Inc., 6.0%, 8/15/23                       1,057,500
            100,000                    Valero Energy Corp., 6.625%, 6/15/37                        120,872
                                                                                           ---------------
                                                                                           $     4,403,822
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transportation -- 0.8%
            670,000                    Atlas Pipeline Partners LP, 4.75%, 11/15/21         $       671,675
            340,000                    Crestwood Midstream Partners LP, 6.0%, 12/15/20             331,500
            385,000                    Crestwood Midstream Partners LP, 6.125%, 3/1/22             374,412
            300,000             5.85   DCP Midstream LLC, Floating Rate Note,
                                       5/21/43 (144A)                                              276,000
            980,000                    Energy Transfer Equity LP, 5.875%, 1/15/24                1,016,946
          1,655,000                    Global Partners LP, 6.25%, 7/15/22 (144A)                 1,621,900
            100,000                    Kinder Morgan Energy Partners LP, 5.0%, 8/15/42             100,954
            350,000                    Penn Virginia Resource Partners LP, 6.5%, 5/15/21           373,625
            290,000                    Sabine Pass Liquefaction LLC, 5.625%, 2/1/21                290,362
          1,365,000                    Sabine Pass Liquefaction LLC, 5.75%, 5/15/24              1,371,825
                                                                                           ---------------
                                                                                           $     6,429,199
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Coal & Consumable Fuels -- 0.3%
            950,000                    Alpha Natural Resources, Inc., 6.0%, 6/1/19         $       256,500
          1,660,000                    Alpha Natural Resources, Inc., 7.5%,
                                       8/1/20 (144A)                                               780,200
          1,095,000                    SunCoke Energy Partners LP, 7.375%,
                                       2/1/20 (144A)                                             1,127,850
                                                                                           ---------------
                                                                                           $     2,164,550
                                                                                           ---------------
                                       Total Energy                                        $    53,566,646
----------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 3.7%
                                       Commodity Chemicals -- 1.0%
          2,145,000                    Axiall Corp., 4.875%, 5/15/23                       $     2,091,375
          2,430,000                    Hexion US Finance Corp., 9.0%, 11/15/20                   1,652,400
            950,000                    Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                   935,750
          1,200,000                    Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)                1,191,000
          2,500,000                    Tronox Finance LLC, 6.375%, 8/15/20                       2,475,000
                                                                                           ---------------
                                                                                           $     8,345,525
----------------------------------------------------------------------------------------------------------
                                       Diversified Chemicals -- 0.3%
          2,350,000                    WR Grace & Co-Conn, 5.625%, 10/1/24 (144A)          $     2,520,375
----------------------------------------------------------------------------------------------------------
                                       Specialty Chemicals -- 0.2%
          1,875,000                    Rentech Nitrogen Partners LP, 6.5%,
                                       4/15/21 (144A)                                      $     1,640,625
----------------------------------------------------------------------------------------------------------
                                       Construction Materials -- 0.0%+
            650,000                    OAS Finance, Ltd., 8.0%, 7/2/21 (144A) (e)          $        81,575
----------------------------------------------------------------------------------------------------------
                                       Metal & Glass Containers -- 0.4%
          1,252,612                    Ardagh Finance Holdings SA, 8.625%, (0.00%
                                       Cash, 8.625% PIK) 6/15/19 (144A) (PIK)              $     1,247,915
          1,000,000                    Ardagh Packaging Finance Plc, 6.75%,
                                       1/31/21 (144A)                                              980,000
          1,000,000                    Crown Americas LLC, 4.5%, 1/15/23                         1,000,000
                                                                                           ---------------
                                                                                           $     3,227,915
----------------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.4%
            800,000                    Coveris Holdings SA, 7.875%, 11/1/19 (144A)         $       808,000
            200,000                    Exopack Holding Corp., 10.0%, 6/1/18 (144A)                 210,500
          2,350,000                    Sealed Air Corp., 6.875%, 7/15/33 (144A)                  2,420,500
                                                                                           ---------------
                                                                                           $     3,439,000
----------------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.1%
            465,000                    Ausdrill Finance Pty, Ltd., 6.875%,
                                       11/1/19 (144A)                                      $       367,350
            100,000                    Midwest Vanadium Pty, Ltd., 11.5%,
                                       2/15/18 (144A)                                               14,500
             50,000                    Prince Mineral Holding Corp., 12.0%,
                                       12/15/19 (144A)                                              51,000
                                                                                           ---------------
                                                                                           $       432,850
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 33

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Gold -- 0.0%+
            200,000                    IAMGOLD Corp., 6.75%, 10/1/20 (144A)                $       160,000
----------------------------------------------------------------------------------------------------------
                                       Steel -- 0.6%
            150,000                    APERAM SA, 7.75%, 4/1/18 (144A)                     $       152,812
            500,000                    Commercial Metals Co., 4.875%, 5/15/23                      472,500
          1,350,000                    JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)              1,117,125
          1,100,000                    Metinvest BV, 8.75%, 2/14/18 (144A)                         495,000
          1,455,000                    Steel Dynamics, Inc., 5.125%, 10/1/21 (144A)              1,487,738
            665,000                    SunCoke Energy Partners LP, 7.375%,
                                       2/1/20 (144A)                                               684,950
                                                                                           ---------------
                                                                                           $     4,410,125
----------------------------------------------------------------------------------------------------------
                                       Forest Products -- 0.2%
          1,460,000                    Millar Western Forest Products, Ltd., 8.5%, 4/1/21  $     1,500,150
----------------------------------------------------------------------------------------------------------
                                       Paper Products -- 0.5%
            435,000                    Appvion, Inc., 9.0%, 6/1/20 (144A)                  $       295,256
            911,000                    Neenah Paper, Inc., 5.25%, 5/15/21 (144A)                   913,278
            515,000                    Rayonier AM Products, Inc., 5.5%, 6/1/24 (144A)             439,038
          2,155,000                    Resolute Forest Products, Inc., 5.875%, 5/15/23           2,058,025
            200,000                    Unifrax I LLC, 7.5%, 2/15/19 (144A)                         199,000
                                                                                           ---------------
                                                                                           $     3,904,597
                                                                                           ---------------
                                       Total Materials                                     $    29,662,737
----------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 2.3%
                                       Aerospace & Defense -- 0.3%
            105,000                    CPI International, Inc., 8.0%, 2/15/18              $       107,888
            730,000                    DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                    701,019
             20,000                    DynCorp International, Inc., 10.375%, 7/1/17                 18,000
          1,160,000                    LMI Aerospace, Inc., 7.375%, 7/15/19 (144A)               1,151,532
            550,000                    Triumph Group, Inc., 5.25%, 6/1/22                          541,750
                                                                                           ---------------
                                                                                           $     2,520,189
----------------------------------------------------------------------------------------------------------
                                       Building Products -- 0.1%
          1,255,000                    Griffon Corp., 5.25%, 3/1/22                        $     1,204,800
----------------------------------------------------------------------------------------------------------
                                       Construction & Engineering -- 0.4%
            655,000                    AECOM, 5.75%, 10/15/22 (144A)                       $       685,294
            655,000                    AECOM, 5.875%, 10/15/24 (144A)                              683,656
          1,685,000                    MasTec, Inc., 4.875%, 3/15/23                             1,567,050
            625,000                    OAS Investments GmbH, 8.25%,
                                       10/19/19 (144A) (e)                                          78,125
                                                                                           ---------------
                                                                                           $     3,014,125
----------------------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 0.2%
          2,090,000                    General Cable Corp., 5.75%, 10/1/22                 $     1,692,900
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 0.4%
            225,000                    JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)      $       241,875
          2,505,000                    Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)            2,573,888
                                                                                           ---------------
                                                                                           $     2,815,763
----------------------------------------------------------------------------------------------------------
                                       Construction & Farm Machinery & Heavy
                                       Trucks -- 0.2%
            350,000                    Commercial Vehicle Group, Inc., 7.875%, 4/15/19     $       359,625
            645,000                    Meritor, Inc., 6.25%, 2/15/24                               653,062
            375,000                    Navistar International Corp., 8.25%, 11/1/21                366,094
            500,000                    Titan International, Inc., 6.875%, 10/1/20                  430,625
                                                                                           ---------------
                                                                                           $     1,809,406
----------------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 0.4%
          1,000,000                    Apex Tool Group LLC, 7.0%, 2/1/21 (144A)            $       870,000
          1,270,000                    EnPro Industries, Inc., 5.875%, 9/15/22 (144A)            1,295,400
             80,000                    Mcron Finance Sub LLC, 8.375%, 5/15/19 (144A)                85,800
          1,130,000                    Xerium Technologies, Inc., 8.875%, 6/15/18                1,180,850
                                                                                           ---------------
                                                                                           $     3,432,050
----------------------------------------------------------------------------------------------------------
                                       Trading Companies & Distributors -- 0.3%
          1,290,000                    Avis Budget Car Rental LLC, 5.5%, 4/1/23            $     1,315,800
            100,000                    TRAC Intermodal LLC, 11.0%, 8/15/19                         108,500
            640,000                    United Rentals North America, Inc.,
                                       5.75%, 11/15/24                                             649,600
                                                                                           ---------------
                                                                                           $     2,073,900
                                                                                           ---------------
                                       Total Capital Goods                                 $    18,563,133
----------------------------------------------------------------------------------------------------------
                                       COMMERCIAL SERVICES & SUPPLIES -- 1.3%
                                       Commercial Printing -- 0.2%
          1,090,000                    Cenveo Corp., 6.0%, 8/1/19 (144A)                   $     1,032,775
----------------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- 0.1%
            380,000                    Covanta Holding Corp., 5.875%, 3/1/24               $       390,925
            100,000                    Liberty Tire Recycling LLC, 11.0%, 10/1/16 (144A)            80,000
            500,000                    Safway Group Holding LLC, 7.0%, 5/15/18 (144A)              486,400
                                                                                           ---------------
                                                                                           $       957,325
----------------------------------------------------------------------------------------------------------
                                       Diversified Support Services -- 1.0%
          2,580,000                    NANA Development Corp., 9.5%,
                                       3/15/19 (144A)                                      $     2,270,400
          3,050,000                    The Geo Group, Inc., 5.875%, 10/15/24                     3,141,500
          2,005,000                    TMS International Corp., 7.625%,
                                       10/15/21 (144A)                                           1,994,975
            635,000                    Transfield Services, Ltd., 8.375%,
                                       5/15/20 (144A)                                              679,450
                                                                                           ---------------
                                                                                           $     8,086,325
                                                                                           ---------------
                                       Total Commercial Services & Supplies                $    10,076,425
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 35

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 1.5%
                                       Air Freight & Logistics -- 0.2%
          1,375,000                    XPO Logistics, Inc., 7.875%, 9/1/19 (144A)          $     1,426,562
----------------------------------------------------------------------------------------------------------
                                       Airlines -- 0.9%
          1,960,000                    Gol LuxCo SA, 8.875%, 1/24/22 (144A)                $     1,755,670
          2,960,000                    Intrepid Aviation Group Holdings LLC, 6.875%,
                                       2/15/19 (144A)                                            2,878,600
          2,300,000                    United Continental Holdings, Inc., 6.0%, 7/15/26          2,233,875
            148,373                    US Airways 2013-1 Class B Pass Through
                                       Trust, 5.375%, 11/15/21                                     152,453
                                                                                           ---------------
                                                                                           $     7,020,598
----------------------------------------------------------------------------------------------------------
                                       Railroads -- 0.3%
          1,015,000                    Florida East Coast Holdings Corp., 6.75%,
                                       5/1/19 (144A)                                       $     1,002,312
          1,330,000                    Florida East Coast Holdings Corp., 9.75%,
                                       5/1/20 (144A)                                             1,296,750
                                                                                           ---------------
                                                                                           $     2,299,062
----------------------------------------------------------------------------------------------------------
                                       Trucking -- 0.1%
            760,000                    Jack Cooper Holdings Corp., 9.25%,
                                       6/1/20 (144A)                                       $       784,700
----------------------------------------------------------------------------------------------------------
                                       Airport Services -- 0.0%+
            147,840                    Aeropuertos Argentina 2000 SA, 10.75%,
                                       12/1/20 (144A)                                      $       155,417
                                                                                           ---------------
                                       Total Transportation                                $    11,686,339
----------------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 0.3%
                                       Auto Parts & Equipment -- 0.3%
          2,675,000                    Stackpole International Intermediate, 7.75%,
                                       10/15/21 (144A)                                     $     2,614,812
                                                                                           ---------------
                                       Total Automobiles & Components                      $     2,614,812
----------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 0.6%
                                       Homebuilding -- 0.4%
            300,000                    DR Horton, Inc., 5.75%, 8/15/23                     $       322,500
             50,000                    KB Home, Inc., 8.0%, 3/15/20                                 52,438
            170,000                    Meritage Homes Corp., 7.0%, 4/1/22                          179,350
            950,000                    Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                   964,250
            580,000                    Standard Pacific Corp., 5.875%, 11/15/24                    575,650
            505,000                    Standard Pacific Corp., 6.25%, 12/15/21                     515,100
            205,000                    The Ryland Group, Inc., 5.375%, 10/1/22                     198,850
                                                                                           ---------------
                                                                                           $     2,808,138
----------------------------------------------------------------------------------------------------------
                                       Housewares & Specialties -- 0.1%
            700,000                    PC Nextco Holdings LLC, 8.75%, 8/15/19              $       710,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Textiles -- 0.1%
            500,000                    Polymer Group, Inc., 6.875%, 6/1/19 (144A)          $       477,500
            680,000                    Springs Industries, Inc., 6.25%, 6/1/21                     652,800
                                                                                           ---------------
                                                                                           $     1,130,300
                                                                                           ---------------
                                       Total Consumer Durables & Apparel                   $     4,648,938
----------------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 1.6%
                                       Casinos & Gaming -- 1.1%
          2,835,000                    MGM Resorts International, 6.0%, 3/15/23            $     2,863,350
          3,100,000                    Scientific Games International, Inc., 10.0%,
                                       12/1/22 (144A)                                            2,844,250
          3,125,000                    Scientific Games International, Inc.,
                                       6.25%, 9/1/20                                             2,187,500
          1,120,000                    Wynn Macau Ltd., 5.25%, 10/15/21 (144A)                   1,089,900
                                                                                           ---------------
                                                                                           $     8,985,000
----------------------------------------------------------------------------------------------------------
                                       Education Services -- 0.0%+
            100,000                    Cambium Learning Group, Inc., 9.75%, 2/15/17        $        98,500
----------------------------------------------------------------------------------------------------------
                                       Specialized Consumer Services -- 0.5%
          1,085,000                    Ashtead Capital, Inc., 5.625%, 10/1/24 (144A)       $     1,125,688
          1,885,000                    Sotheby's, 5.25%, 10/1/22 (144A)                          1,790,750
            735,000                    StoneMor Partners LP, 7.875%, 6/1/21                        757,050
                                                                                           ---------------
                                                                                           $     3,673,488
                                                                                           ---------------
                                       Total Consumer Services                             $    12,756,988
----------------------------------------------------------------------------------------------------------
                                       MEDIA -- 1.3%
                                       Broadcasting -- 0.2%
            165,000                    CCO Holdings LLC, 5.75%, 1/15/24                    $       167,269
          1,745,000                    Mediacom Broadband LLC, 5.5%, 4/15/21                     1,753,725
                                                                                           ---------------
                                                                                           $     1,920,994
----------------------------------------------------------------------------------------------------------
                                       Cable & Satellite -- 0.2%
          1,440,000                    CCO Holdings LLC, 5.75%, 9/1/23                     $     1,458,000
----------------------------------------------------------------------------------------------------------
                                       Movies & Entertainment -- 0.7%
          2,650,000                    SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)      $     2,510,875
          1,900,000                    WMG Acquisition Corp., 5.625%, 4/15/22 (144A)             1,885,750
          1,625,000                    WMG Acquisition Corp., 6.75%, 4/15/22 (144A)              1,464,531
                                                                                           ---------------
                                                                                           $     5,861,156
----------------------------------------------------------------------------------------------------------
                                       Publishing -- 0.2%
          1,505,000                    Gannett Co., Inc., 6.375%, 10/15/23                 $     1,602,825
                                                                                           ---------------
                                       Total Media                                         $    10,842,975
----------------------------------------------------------------------------------------------------------
                                       RETAILING -- 1.7%
                                       Distributors -- 0.2%
          1,800,000                    LKQ Corp., 4.75%, 5/15/23                           $     1,750,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 37

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Apparel Retail -- 0.0%+
            300,000                    Brown Shoe Co., Inc., 7.125%, 5/15/19               $       311,625
----------------------------------------------------------------------------------------------------------
                                       Computer & Electronics Retail -- 0.4%
          1,985,000                    Rent-A-Center, Inc., 4.75%, 5/1/21                  $     1,697,175
          1,135,000                    Rent-A-Center, Inc., 6.625%, 11/15/20                     1,089,600
                                                                                           ---------------
                                                                                           $     2,786,775
----------------------------------------------------------------------------------------------------------
                                       Specialty Stores -- 0.6%
          3,615,000                    Outerwall, Inc., 5.875%, 6/15/21 (144A)             $     3,361,950
            605,000                    Outerwall, Inc., 6.0%, 3/15/19                              592,900
            460,000                    Petco Holdings, Inc., 8.5%, 10/15/17 (8.50%
                                       Cash, 9.25% PIK) (144A) (PIK)                               466,900
            250,000                    Radio Systems Corp., 8.375%, 11/1/19 (144A)                 268,750
                                                                                           ---------------
                                                                                           $     4,690,500
----------------------------------------------------------------------------------------------------------
                                       Automotive Retail -- 0.5%
          1,130,000                    CST Brands, Inc., 5.0%, 5/1/23                      $     1,146,950
          3,440,000                    DriveTime Automotive Group, Inc., 8.0%,
                                       6/1/21 (144A)                                             3,216,400
                                                                                           ---------------
                                                                                           $     4,363,350
                                                                                           ---------------
                                       Total Retailing                                     $    13,902,750
----------------------------------------------------------------------------------------------------------
                                       FOOD & STAPLES RETAILING -- 0.2%
                                       Food Distributors -- 0.1%
            325,000                    JBS Investments GmbH, 7.75%, 10/28/20 (144A)        $       334,652
            685,000                    KeHE Distributors LLC, 7.625%, 8/15/21 (144A)               726,100
                                                                                           ---------------
                                                                                           $     1,060,752
----------------------------------------------------------------------------------------------------------
                                       Food Retail -- 0.1%
            455,000                    Darling Ingredients, Inc., 5.375%, 1/15/22          $       453,862
                                                                                           ---------------
                                       Total Food & Staples Retailing                      $     1,514,614
----------------------------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 1.4%
                                       Soft Drinks -- 0.2%
          2,075,000                    Cott Beverages, Inc., 5.375%, 7/1/22 (144A)         $     1,862,312
----------------------------------------------------------------------------------------------------------
                                       Agricultural Products -- 0.1%
            270,000                    Southern States Cooperative, Inc., 10.0%,
                                       8/15/21 (144A)                                      $       252,450
            200,000                    Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                  105,000
            550,000                    Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                  401,500
                                                                                           ---------------
                                                                                           $       758,950
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Packaged Foods & Meats -- 0.9%
            214,000                    Chiquita Brands International, Inc.,
                                       7.875%, 2/1/21                                      $       232,190
          1,710,000                    Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                 1,716,412
            125,000                    FAGE Dairy Industry SA, 9.875%, 2/1/20 (144A)               130,000
          1,775,000                    Post Holdings, Inc., 6.0%, 12/15/22 (144A)                1,695,125
          3,375,000                    Post Holdings, Inc., 6.75%, 12/1/21 (144A)                3,299,062
                                                                                           ---------------
                                                                                           $     7,072,789
----------------------------------------------------------------------------------------------------------
                                       Tobacco -- 0.2%
          2,075,000                    Alliance One International, Inc., 9.875%, 7/15/21   $     1,732,625
                                                                                           ---------------
                                       Total Food, Beverage & Tobacco                      $    11,426,676
----------------------------------------------------------------------------------------------------------
                                       HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                                       Personal Products -- 0.3%
            965,256                    Monitronics International, Inc., 9.125%, 4/1/20     $       897,688
          1,150,000                    Revlon Consumer Products Corp., 5.75%, 2/15/21            1,175,875
                                                                                           ---------------
                                                                                           $     2,073,563
                                                                                           ---------------
                                       Total Household & Personal Products                 $     2,073,563
----------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                                       Health Care Supplies -- 0.1%
          1,125,000                    Halyard Health, Inc., 6.25%, 10/15/22 (144A)        $     1,147,500
----------------------------------------------------------------------------------------------------------
                                       Health Care Services -- 0.5%
          1,555,000                    BioScrip, Inc., 8.875%, 2/15/21 (144A)              $     1,368,400
          1,865,000                    DaVita HealthCare Partners, Inc.,
                                       5.125%, 7/15/24                                           1,916,847
            100,000                    ExamWorks Group, Inc., 9.0%, 7/15/19                        106,000
             40,000                    Gentiva Health Services, Inc., 11.5%, 9/1/18                 42,400
            430,000                    Kindred Escrow Corp II, 8.0%, 1/15/20 (144A)                456,316
             80,000                    Truven Health Analytics, Inc., 10.625%, 6/1/20               78,000
                                                                                           ---------------
                                                                                           $     3,967,963
----------------------------------------------------------------------------------------------------------
                                       Health Care Facilities -- 1.3%
          1,425,000                    Amsurg Corp., 5.625%, 7/15/22 (144A)                $     1,473,094
          2,540,000                    CHS, 6.875%, 2/1/22                                       2,697,798
          1,065,000                    CHS, Inc., 8.0%, 11/15/19                                 1,134,225
          3,175,000                    Kindred Healthcare Inc., 6.375%, 4/15/22                  3,055,938
          2,085,000                    Universal Hospital Services, Inc.,
                                       7.625%, 8/15/20                                           1,824,375
                                                                                           ---------------
                                                                                           $    10,185,430
----------------------------------------------------------------------------------------------------------
                                       Managed Health Care -- 0.1%
          1,000,000                    WellCare Health Plans, Inc., 5.75%, 11/15/20        $     1,037,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 39

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Health Care Technology -- 0.0%+
            100,000                    MedAssets, Inc., 8.0%, 11/15/18                     $       103,875
                                                                                           ---------------
                                       Total Health Care Equipment & Services              $    16,442,268
----------------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS, BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 0.4%
                                       Biotechnology -- 0.0%+
            250,000                    Lantheus Medical Imaging, Inc., 9.75%, 5/15/17      $       237,500
----------------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- 0.4%
          1,255,000                    Endo Finance LLC & Endo Finco, Inc., 5.375%,
                                       1/15/23 (144A)                                      $     1,236,175
          1,260,000                    Endo Finance LLC, 5.75%, 1/15/22 (144A)                   1,278,900
            805,000                    Salix Pharmaceuticals, Ltd., 6.0%,
                                       1/15/21 (144A)                                              857,325
                                                                                           ---------------
                                                                                           $     3,372,400
                                                                                           ---------------
                                       Total Pharmaceuticals, Biotechnology &
                                       Life Sciences                                       $     3,609,900
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 1.5%
                                       Diversified Banks -- 1.4%
          1,550,000             6.50   Bank of America Corp., Floating Rate
                                       Note, 10/23/49                                      $     1,623,140
          2,075,000             6.25   Bank of America Corp., Floating Rate
                                       Note, 9/29/49                                             2,121,916
            250,000                    CorpGroup Banking SA, 6.75%, 3/15/23 (144A)                 246,934
INR     303,000,000                    Inter-American Development Bank, 6.0%, 9/5/17             4,994,892
IDR   2,000,000,000                    Inter-American Development Bank,
                                       7.25%, 7/17/17                                              157,174
          2,100,000             5.88   Wells Fargo & Company, Floating Rate
                                       Note (Perpetual)                                          2,194,500
                                                                                           ---------------
                                                                                           $    11,338,556
----------------------------------------------------------------------------------------------------------
                                       Regional Banks -- 0.0%+
             30,000             6.75   The PNC Financial Services Group, Inc., Floating
                                       Rate Note (Perpetual)                               $        33,156
----------------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- 0.1%
            400,000                    Provident Funding Associates LP, 6.75%,
                                       6/15/21 (144A)                                      $       382,000
                                                                                           ---------------
                                       Total Banks                                         $    11,753,712
----------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 1.6%
                                       Other Diversified Financial Services -- 0.1%
            100,000             7.12   General Electric Capital Corp., Floating
                                       Rate Note (Perpetual)                               $       116,375
            540,000             6.75   JPMorgan Chase & Co., Floating Rate
                                       Note, 8/29/49                                               577,631
            325,000                    Summit Midstream Holdings LLC, 7.5%, 7/1/21                 342,062
                                                                                           ---------------
                                                                                           $     1,036,068
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Specialized Finance -- 0.5%
            100,000                    Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)       $       110,170
          1,995,000                    Nationstar Mortgage LLC, 6.5%, 6/1/22                     1,715,700
          1,915,000                    Nationstar Mortgage LLC, 6.5%, 7/1/21                     1,656,475
            455,000                    Nationstar Mortgage LLC, 6.5%, 8/1/18                       422,012
            450,000                    Oxford Finance LLC, 7.25%, 1/15/18 (144A)                   466,312
                                                                                           ---------------
                                                                                           $     4,370,669
----------------------------------------------------------------------------------------------------------
                                       Consumer Finance -- 0.7%
INR     246,600,000                    International Finance Corp., 6.3%, 11/25/24         $     4,075,488
            200,000                    Jefferies Finance LLC, 7.375%, 4/1/20 (144A)                188,000
          1,290,000                    TMX Finance LLC, 8.5%, 9/15/18 (144A)                       980,400
                                                                                           ---------------
                                                                                           $     5,243,888
----------------------------------------------------------------------------------------------------------
                                       Asset Management & Custody Banks -- 0.3%
          1,800,000                    JBS Investment Management, Ltd., 7.25%, 4/3/24      $     1,787,400
            400,000             4.50   The Bank of New York Mellon Corp., Floating
                                       Rate Note (Perpetual)                                       371,750
                                                                                           ---------------
                                                                                           $     2,159,150
                                                                                           ---------------
                                       Total Diversified Financials                        $    12,809,775
----------------------------------------------------------------------------------------------------------
                                       INSURANCE -- 1.9%
                                       Life & Health Insurance -- 0.0%+
            300,000             5.65   Voya Financial, Inc., Floating Rate Note, 5/15/53   $       301,500
----------------------------------------------------------------------------------------------------------
                                       Reinsurance -- 1.9%
            500,000             4.02   Armor Re, Ltd., Floating Rate Note, 12/15/16
                                       (Cat Bond) (144A)                                   $       500,350
            250,000             4.28   Blue Danube II, Ltd., Floating Rate Note, 5/23/18
                                       (Cat Bond) (144A)                                           251,800
            250,000             5.27   Caelus Re, Ltd., Floating Rate Note, 3/7/16
                                       (Cat Bond) (144A)                                           253,575
            500,000             6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17
                                       (Cat Bond) (144A)                                           524,000
            560,000                    Carnoustie Segregated Account (KANE SAC
                                       Ltd.), Variable Rate Notes, 2/19/16                         568,624
            275,000             5.02   Embarcadero Reinsurance, Ltd., Floating Rate Note,
                                       2/7/17 (Cat Bond) (144A)                                    275,852
          1,141,875                    Exeter Segregated Account (KANE SAC Ltd.),
                                       Variable Rate Notes, 1/7/16                               1,143,017
            600,000                    Gloucester Segregated Account (Kane SAC Ltd.),
                                       Variable Rate Notes, 6/12/15                                575,040
            800,000             2.22   Golden State Re II, Ltd., Floating Rate Note,
                                       1/8/19 (Cat Bond) (144A)                                    799,600
          1,300,000                    Gullane Segregated Account (KANE SAC Ltd.),
                                       Variable Rate Notes, 1/22/17                              1,323,400

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 41

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Reinsurance -- (continued)
            420,500                    Hereford Segregated Account (KANE SAC Ltd.),
                                       Variable Rate Notes, 1/7/16                         $       420,794
            700,000             3.78   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                                       (Cat Bond) (144A)                                           699,090
            800,400                    Muirfield Segregated Account (KANE SAC Ltd.),
                                       Variable Rate Notes, 1/12/16                                800,800
            500,000             8.56   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                       Rate Note, 1/5/17 (Cat Bond) (144A)                         531,800
            250,000            11.79   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                                       Rate Note, 11/10/16 (Cat Bond) (144A)                       264,550
            500,000             8.63   Queen Street VII Re, Ltd., Floating Rate Note,
                                       4/8/16 (Cat Bond) (144A)                                    517,150
            350,000             8.77   Residential Reinsurance 2011, Ltd., Floating
                                       Rate Note, 12/6/16 (Cat Bond) (144A)                        356,545
            500,000             4.52   Residential Reinsurance 2012, Ltd., Floating
                                       Rate Note, 12/6/16 (Cat Bond) (144A)                        514,000
            600,000             5.77   Residential Reinsurance 2012, Ltd., Floating
                                       Rate Note, 12/6/16 (Cat Bond) (144A)                        622,860
            250,000            10.02   Residential Reinsurance 2012, Ltd., Floating
                                       Rate Note, 6/6/16 (Cat Bond) (144A)                         269,950
            500,000             3.02   Sanders Re, Ltd., Floating Rate Note, 5/25/18
                                       (Cat Bond) (144A)                                           495,050
            250,000             4.03   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                                       (Cat Bond) (144A)                                           249,950
            700,000                    Silverton RE, Ltd., 9/18/17 (Cat Bond) (144A) (d)           712,040
            250,000            16.28   Successor X, Ltd., Floating Rate Note, 11/10/15
                                       (Cat Bond) (144A)                                           254,325
            825,900                    Troon Segregated Account (KANE SAC Ltd.),
                                       Variable Rate Notes, 1/12/16                                826,148
            800,000                    Versutus Ltd., Series 2015-A, Variable
                                       Rate Notes, 12/31/2017                                      806,240
                                                                                           ---------------
                                                                                           $    14,556,550
                                                                                           ---------------
                                       Total Insurance                                     $    14,858,050
----------------------------------------------------------------------------------------------------------
                                       REAL ESTATE -- 0.7%
                                       Diversified REIT -- 0.1%
          1,130,000                    MPT Operating Partnership LP, 5.5%, 5/1/24          $     1,192,150
----------------------------------------------------------------------------------------------------------
                                       Specialized REIT -- 0.2%
          1,006,078                    AAF Holdings LLC, 12.0%, 7/1/19 (144A) (12.0%
                                       cash, 0.0% PIK) (PIK)                               $       965,835
          1,025,000                    Iron Mountain, Inc., 5.75%, 8/15/24                       1,037,812
                                                                                           ---------------
                                                                                           $     2,003,647
----------------------------------------------------------------------------------------------------------
                                       Diversified Real Estate Activities -- 0.2%
          1,260,000                    Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)        $     1,285,200
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Real Estate Services -- 0.2%
          1,210,000                    Kennedy-Wilson, Inc., 5.875%, 4/1/24                $     1,224,278
                                                                                           ---------------
                                       Total Real Estate                                   $     5,705,275
----------------------------------------------------------------------------------------------------------
                                       SOFTWARE & SERVICES -- 0.6%
                                       Internet Software & Services -- 0.2%
          1,245,000                    Bankrate, Inc., 6.125%, 8/15/18 (144A)              $     1,223,212
            325,000                    j2 Global, Inc., 8.0%, 8/1/20                               351,000
                                                                                           ---------------
                                                                                           $     1,574,212
----------------------------------------------------------------------------------------------------------
                                       Data Processing & Outsourced Services -- 0.4%
          1,700,000                    Audatex North America, Inc., 6.125%,
                                       11/1/23 (144A)                                      $     1,772,250
            130,000                    First Data Corp., 11.75%, 8/15/21                           149,662
          1,290,000                    NeuStar, Inc., 4.5%, 1/15/23                              1,128,750
                                                                                           ---------------
                                                                                           $     3,050,662
                                                                                           ---------------
                                       Total Software & Services                           $     4,624,874
----------------------------------------------------------------------------------------------------------
                                       TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                                       Electronic Equipment Manufacturers -- 0.5%
          2,520,000                    Viasystems, Inc., 7.875%, 5/1/19 (144A)             $     2,661,750
          1,150,000                    Zebra Technologies Corp., 7.25%,
                                       10/15/22 (144A)                                           1,233,375
                                                                                           ---------------
                                                                                           $     3,895,125
----------------------------------------------------------------------------------------------------------
                                       Electronic Components -- 0.0%+
            410,000                    Belden, Inc., 5.5%, 9/1/22 (144A)                   $       407,950
                                                                                           ---------------
                                       Total Technology Hardware & Equipment               $     4,303,075
----------------------------------------------------------------------------------------------------------
                                       SEMICONDUCTORS & SEMICONDUCTOR
                                       EQUIPMENT -- 1.0%
                                       Semiconductor Equipment -- 0.3%
          2,100,000                    Entegris, Inc., 6.0%, 4/1/22 (144A)                 $     2,121,000
----------------------------------------------------------------------------------------------------------
                                       Semiconductors -- 0.7%
          1,000,000                    Advanced Micro Devices, Inc., 6.75%, 3/1/19         $       950,000
          4,350,000                    Advanced Micro Devices, Inc., 7.0%, 7/1/24                3,795,375
          1,085,000                    Advanced Micro Devices, Inc., 7.5%, 8/15/22               1,023,969
                                                                                           ---------------
                                                                                           $     5,769,344
                                                                                           ---------------
                                       Total Semiconductors &
                                       Semiconductor Equipment                             $     7,890,344
----------------------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES -- 2.5%
                                       Integrated Telecommunication Services -- 1.5%
            200,000                    CenturyLink, Inc., 5.8%, 3/15/22                    $       210,500
            700,000                    CenturyLink, Inc., 6.45%, 6/15/21                           757,750
          1,325,000                    CenturyLink, Inc., 6.75%, 12/1/23                         1,479,031

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 43

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Integrated Telecommunication
                                       Services -- (continued)
            450,000                    CenturyLink, Inc., 7.6%, 9/15/39                    $       454,500
            300,000                    Frontier Communications Corp., 6.25%, 9/15/21               309,000
          2,040,000                    Frontier Communications Corp., 7.125%, 1/15/23            2,116,500
            317,000                    Frontier Communications Corp., 8.5%, 4/15/20                356,625
            160,000                    Frontier Communications Corp., 8.75%, 4/15/22               181,600
            800,000                    Frontier Communications Corp., 9.25%, 7/1/21                923,360
          1,200,000                    GCI, Inc., 6.75%, 6/1/21                                  1,197,000
            758,000                    GCI, Inc., 8.625%, 11/15/19                                 791,162
          2,680,000                    Windstream Corp., 6.375%, 8/1/23                          2,468,950
            770,000                    Windstream Corp., 7.5%, 6/1/22                              768,075
            590,000                    Windstream Corp., 7.75%, 10/1/21                            598,850
                                                                                           ---------------
                                                                                           $    12,612,903
----------------------------------------------------------------------------------------------------------
                                       Wireless Telecommunication Services -- 1.0%
            200,000                    Altice Finco SA, 8.125%, 1/15/24 (144A)             $       207,500
          2,455,000                    Sprint Corp., 7.125%, 6/15/24                             2,387,488
          1,280,000                    Sprint Corp., 7.25%, 9/15/21                              1,278,080
          3,000,000                    T-Mobile USA, Inc., 6.0%, 3/1/23                          3,067,500
            215,000                    T-Mobile USA, Inc., 6.5%, 1/15/24                           223,062
            100,000                    T-Mobile USA, Inc., 6.625%, 11/15/20                        103,975
            335,000                    T-Mobile USA, Inc., 6.836%, 4/28/23                         349,238
            100,000                    Unison Ground Lease Funding LLC, 5.78%,
                                       3/16/43 (144A)                                               99,262
            100,000                    WCP Issuer llc, 6.657%, 8/15/20 (144A)                      104,475
                                                                                           $     7,820,580
                                                                                           ---------------
                                       Total Telecommunication Services                    $    20,433,483
----------------------------------------------------------------------------------------------------------
                                       UTILITIES -- 1.0%
                                       Electric Utilities -- 0.1%
            865,000                    ContourGlobal Power Holdings SA, 7.125%,
                                       6/1/19 (144A)                                       $       860,675
----------------------------------------------------------------------------------------------------------
                                       Gas Utilities -- 0.4%
            625,000                    Ferrellgas LP, 6.5%, 5/1/21                         $       612,500
          2,305,000                    Ferrellgas LP, 6.75%, 1/15/22                             2,247,375
                                                                                           ---------------
                                                                                           $     2,859,875
----------------------------------------------------------------------------------------------------------
                                       Independent Power Producers & Energy
                                       Traders -- 0.5%
            175,000                    AES Corp. Virginia, 4.875%, 5/15/23                 $       170,625
          2,825,000                    NRG Energy, Inc., 6.25%, 5/1/24                           2,817,938
            600,000                    NRG Energy, Inc., 6.25%, 7/15/22                            616,500
            635,000                    NRG Energy, Inc., 6.625%, 3/15/23                           658,812

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Independent Power Producers & Energy
                                       Traders -- (continued)
             75,000                    NRG Energy, Inc., 7.625%, 1/15/18                   $        81,844
                                                                                           ---------------
                                                                                           $     4,345,719
                                                                                           ---------------
                                       Total Utilities                                     $     8,066,269
----------------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $314,676,180)                                 $   293,833,621
----------------------------------------------------------------------------------------------------------
                                       FOREIGN GOVERNMENT BONDS -- 3.2%
           842,000                     Indonesia Government International Bond, 6.625%,
                                       2/17/37 (144A)                                      $     1,033,555
IDR  24,997,000,000                    Indonesia Treasury Bond, 6.125%, 5/15/28                  1,793,746
IDR  59,621,000,000                    Indonesia Treasury Bond, 8.375%, 3/15/24                  5,104,838
IDR 182,659,000,000                    Indonesia Treasury Bond, 9.0%, 3/15/29                   16,654,521
LKR     160,000,000                    Sri Lanka Government Bonds, 9.0%, 5/1/21                  1,295,976
----------------------------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $25,054,098)                                  $    25,882,636
----------------------------------------------------------------------------------------------------------
                                       SENIOR FLOATING RATE LOAN
                                       INTERESTS -- 1.3%**
                                       ENERGY -- 0.4%
                                       Oil & Gas Drilling -- 0.1%
          1,034,680             7.50   Jonah Energy LLC, Term Loan (Second
                                       Lien), 5/8/21                                       $       869,778
----------------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 0.3%
            856,610             8.38   Fieldwood Energy LLC, Closing Date Loan
                                       (Second Lien), 9/30/20                              $       525,102
          2,955,000             8.50   Templar Energy LLC, New Term Loan, 11/25/20               1,773,000
                                                                                           ---------------
                                                                                           $     2,298,102
                                                                                           ---------------
                                       Total Energy                                        $     3,167,880
----------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 0.1%
                                       Electrical Components & Equipment -- 0.1%
            230,775             5.25   Pelican Products, Inc., Term Loan (First
                                       Lien), 4/8/20                                       $       229,477
----------------------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 0.0%+
            200,000             8.25   Filtration Group Corp., Initial Term Loan
                                       (Second Lien), 11/15/21                             $       200,000
                                                                                           ---------------
                                       Total Capital Goods                                 $       429,477
----------------------------------------------------------------------------------------------------------
                                       COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                       Security & Alarm Services -- 0.0%+
             58,358             4.25   Monitronics International, Inc., Term B
                                       Loan, 3/23/18                                       $        58,188
                                                                                           ---------------
                                       Total Commercial Services & Supplies                $        58,188
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 45

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 0.0%+
                                       Leisure Products -- 0.0%+
            113,143             4.00   Bombardier Recreational Products, Inc., Term B
                                       Loan, 1/30/19                                       $       110,833
----------------------------------------------------------------------------------------------------------
                                       Apparel, Accessories & Luxury Goods -- 0.0%+
            142,909             5.75   Renfro Corp., Tranche B Term Loan, 1/23/19          $       137,729
                                                                                           ---------------
                                       Total Consumer Durables & Apparel                   $       248,562
----------------------------------------------------------------------------------------------------------
                                       MEDIA -- 0.1%
                                       Broadcasting -- 0.0%+
             58,909             4.00   Univision Communications, Inc., Replacement
                                       First-Lien Term Loan, 3/1/20                        $        58,108
----------------------------------------------------------------------------------------------------------
                                       Publishing -- 0.1%
            891,000             6.25   McGraw-Hill School Education Holdings llc,
                                       Term B Loan, 12/18/19                               $       891,742
                                                                                           ---------------
                                       Total Media                                         $       949,850
----------------------------------------------------------------------------------------------------------
                                       FOOD & STAPLES RETAILING -- 0.1%
                                       Food Distributors -- 0.1%
            700,000             8.25   Del Monte Foods Consumer Products,Term
                                       Loan (Second Lien), 5/26/21                         $       605,500
                                                                                           ---------------
                                       Total Food & Staples Retailing                      $       605,500
----------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                       Health Care Services -- 0.0%+
            183,584             6.75   Ardent Medical Services, Inc., 1st Lien Term
                                       Loan, 5/2/18                                        $       183,985
             44,551             6.50   BioScrip, Inc., Delayed Draw Term Loan, 7/31/20              44,514
             89,103             6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                 89,029
                                                                                           ---------------
                                                                                           $       317,528
----------------------------------------------------------------------------------------------------------
                                       Health Care Facilities -- 0.5%
          3,845,000             7.00   Kindred HealthCare Inc., Bridge Loan, 6.375%,
                                       4/15/22 (144A)                                      $     3,845,000
                                                                                           ---------------
                                       Total Health Care Equipment & Services              $     4,162,528
----------------------------------------------------------------------------------------------------------
                                       BANKS -- 0.0%+
                                       Thrifts & Mortgage Finance -- 0.0%+
            147,375             5.00   Ocwen Financial Corp., Initial Term Loan, 1/15/18   $       138,330
                                                                                           ---------------
                                       Total Banks                                         $       138,330
----------------------------------------------------------------------------------------------------------
                                       SOFTWARE & SERVICES -- 0.1%
                                       IT Consulting & Other Services -- 0.1%
            746,250             4.50   Evergreen Skills Lux Sarl, Initial Term Loan
                                       (First Lien), 4/23/21                               $       725,417
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

----------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                          Value
----------------------------------------------------------------------------------------------------------
                                       Application Software -- 0.0%+
             95,549             4.25   Vertafore, Inc., Term Loan (2013), 10/3/19          $        95,071
                                                                                           ---------------
                                       Total Software & Services                           $       820,488
----------------------------------------------------------------------------------------------------------
                                       TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                       (Cost $12,307,139)                                  $    10,580,803
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------------
                                       EXCHANGE TRADED FUNDS -- 1.6%
            620,000                    BlackRock MuniVest Fund, Inc.                       $     6,528,600
            420,000                    BlackRock MuniYield Fund, Inc.                            6,405,000
                                                                                           ---------------
                                                                                           $    12,933,600
----------------------------------------------------------------------------------------------------------
                                       TOTAL EXCHANGE TRADED FUNDS
                                       (Cost $11,743,655)                                  $    12,933,600
----------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT IN SECURITIES -- 96.3%
                                       (Cost $796,297,948) (a)                             $   774,891,498
----------------------------------------------------------------------------------------------------------
                                       OTHER ASSETS & LIABILITIES -- 3.7%                  $    29,941,567
----------------------------------------------------------------------------------------------------------
                                       TOTAL NET ASSETS -- 100.0%                          $   804,833,065
==========================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(Cat Bond) Catastrophe Bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(PIK)       Represents a pay-in-kind security.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At January 31, 2015, the value of these securities amounted to $154,026,397 or 19.1% of total net assets.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 47

(a) At January 31, 2015, the net unrealized appreciation on investments based on cost for federal income tax purposes of $797,808,462 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                            $  33,812,118

            Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                              (56,729,082)
                                                                                    -------------
            Net unrealized appreciation                                             $ (22,916,964)
                                                                                    =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount. Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            INR Indian Rupee
            IDR Indonesian Rupiah
            LKR Sri Lankan Rupee

(e)         Security is in default and is non-income producing.

Purchases and sales of securities (excluding temporary cash investments) for the period ended January 31, 2015 aggregated $590,341,080 and $451,774,564, respectively.

TOTAL RETURN SWAP AGREEMENT

----------------------------------------------------------------------------------------------------------
                                                                                           Net Unrealized
Notional                         Pay/        Obligation      Annual           Expiration   Appreciation
Principal ($)    Counterparty    Receive     Entity/Index    Fixed Rate       Date         (Depreciation)
----------------------------------------------------------------------------------------------------------
JPY (163,535)    Citibank NA     Pay         JPX NIKKEI      JPY LIBOR BBA    6/5/15       $     692,366
                                             Index 400
----------------------------------------------------------------------------------------------------------
                                                                                           $     692,366
----------------------------------------------------------------------------------------------------------

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

JPY         Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

The following is a summary of the inputs used as of January 31, 2015, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------
                                         Level 1     Level 2       Level 3      Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $       --  $  4,212,484  $        --  $    4,212,484
Preferred Stocks
 Transportation
   Air Freight & Logistics                       --        35,199           --          35,199
 Banks
   Regional Banks                                --       103,125           --         103,125
 Insurance
   Reinsurance                                   --            --    1,126,650       1,126,650
 All Other Preferred Stocks               2,259,139            --           --       2,259,139
Convertible Preferred Stocks                     --       503,850           --         503,850
Common Stocks
 Energy
   Oil & Gas Exploration & Production            --       236,559           --         236,559
   Oil & Gas Refining & Marketing                --     1,782,591           --       1,782,591
   Coal & Consumable Fuels                       --       838,962           --         838,962
 Materials
   Fertilizers & Agricultural Chemicals          --     5,185,843           --       5,185,843
   Diversified Metals & Mining                   --         5,174           --           5,174
   Steel                                         --     1,692,018           --       1,692,018
 Capital Goods
   Electrical Components & Equipment             --     4,374,100           --       4,374,100
   Heavy Electrical Equipment                    --     4,139,915           --       4,139,915
 Transportation
   Air Freight & Logistics                       --        16,262           --          16,262
   Airlines                               6,260,792     4,227,980           --      10,488,772
 Automobiles & Components
   Tires & Rubber                                --     7,258,648           --       7,258,648
 Consumer Durables & Apparel
   Homebuilding                                  --     5,668,106           --       5,668,106
   Textiles                                      --     3,197,228           --       3,197,228
 Consumer Services
   Restaurants                                   --     1,614,396           --       1,614,396
 Food, Beverage & Tobacco
   Tobacco                                8,982,151     9,726,835           --      18,708,986
 Pharmaceuticals, Biotechnology &
   Life Sciences Pharmaceuticals         57,679,250    31,419,830            --     89,099,080
 Banks
   Diversified Banks                             --    30,324,905           --      30,324,905
 Insurance
   Multi-line Insurance                          --     2,362,018           --       2,362,018
 Real Estate
   Diversified REIT                       1,069,871     1,842,856           --       2,912,727
   Industrial REIT                               --    19,626,168           --      19,626,168
 Technology Hardware & Equipment
   Technology Hardware,
      Storage & Peripherals              10,086,968     2,603,662           --      12,690,630
   Electronic Equipment Manufacturers            --     2,073,294           --       2,073,294
   Electronic Manufacturing Services             --     1,810,230           --       1,810,230
 Semiconductors & Semiconductor
   Equipment Semiconductors                      --     2,219,028           --       2,219,028
 Telecommunication Services
   Integrated Telecommunication
     Services                                    --    18,101,141           --      18,101,141

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 49

---------------------------------------------------------------------------------------------------
                                     Level 1         Level 2          Level 3         Total
---------------------------------------------------------------------------------------------------
  Utilities
    Multi-Utilities                  $          --   $     4,228,096  $           --  $  4,228,096
  All Other Common Stocks              141,397,004                --              --   141,397,004
Asset Backed Securities                         --        12,028,745              --    12,028,745
Collateralized Mortgage Obligations             --        17,989,644              --    17,989,644
Corporate Bonds
 Insurance
   Reinsurance                                  --                --       7,719,984     7,719,984
 All Other Corporate Bonds                      --       287,463,758              --   287,463,758
Foreign Government Bonds                        --        25,882,636              --    25,882,636
Senior Floating Rate Loan Interests             --        10,580,803              --    10,580,803
Exchange Traded Funds                   12,933,600                --              --    12,933,600
---------------------------------------------------------------------------------------------------
Total                                $ 240,668,775   $   525,376,089  $    8,846,634  $774,891,498
===================================================================================================
Other Financial Instruments
Net unrealized appreciation
  on futures contracts               $    (187,115)  $            --  $           --  $   (187,115)
Net unrealized appreciation
  on total return rate swaps                    --           692,366              --       692,366
---------------------------------------------------------------------------------------------------
Total Other Financial Instruments    $    (187,115)  $       692,366  $           --  $    505,251
===================================================================================================

The following is a reconciliation of assets valued using significant observable inputs (Level 3):

---------------------------------------------------------------------------------------------------
                                                   Convertible
                                     Preferred     Corporate          Corporate
                                     Stocks        Bonds              Bonds           Total
---------------------------------------------------------------------------------------------------
Balance as of 7/31/14                $ 1,446,495   $        25,000    $   1,555,050   $  3,026,545
Realized gain (loss)(1)                   (6,689)           (3,750)             223        (10,216)
Change in unrealized appreciation
  (depreciation)(2)                        6,575                --          110,888        117,463
Purchases                              1,200,000                --        5,753,925      6,953,925
Sales                                   (169,610)          (21,250)      (1,050,223)    (1,241,083)
Transfers in to Level 3*                      --                --               --             --
Transfers out of Level 3*                     --                --               --             --
---------------------------------------------------------------------------------------------------
Balance as of 1/31/15                $ 2,476,771   $            --    $   6,369,863   $  8,846,634
===================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended January 31, 2015, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 1/31/15                              $117,463
                                                                       --------

The following is a summary of the fair valuation of certain Portfolio's assets as of January 31, 2015:

--------------------------------------------------------------------------------
                               Level 1     Level 2       Level 3      Total
--------------------------------------------------------------------------------
Assets:
Futures collateral             $      --   $  409,500    $      --    $  409,500
Liabilities:
Swap collateral                       --      815,064           --       815,064
Variation margin                   8,031           --           --         8,031
Due to custodian                      --    1,012,959           --     1,012,959
--------------------------------------------------------------------------------
Total:                         $   8,031   $2,237,523    $      --    $2,245,554
================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Statement of Assets and Liabilities | 1/31/15 (unaudited)

ASSETS:
  Investment in securities (cost $796,297,948)                                        $774,891,498
  Cash                                                                                  19,120,849
  Futures collateral                                                                       409,500
  Receivables --
     Investment securities sold                                                         14,044,911
     Fund shares sold                                                                    5,112,451
     Dividends                                                                           2,812,139
     Interest                                                                            6,550,809
     Due from Pioneer Investment Management, Inc.                                           36,841
  Net unrealized appreciation on swap contracts                                            692,366
---------------------------------------------------------------------------------------------------
        Total assets                                                                  $823,671,364
===================================================================================================
LIABILITIES:
   Swap collateral                                                                    $    815,064
   Payables --
      Investment securities purchased                                                   11,855,014
      Fund shares repurchased                                                            4,157,053
      Dividends                                                                            159,197
      Due to custodian                                                                   1,012,959
      Trustee fees                                                                             109
      Variation margin for futures contracts                                                 8,031
   Unrealized depreciation on futures contracts                                            187,115
   Net unrealized depreciation on foreign currency contracts                                17,070
   Due to affiliates                                                                       158,518
   Accrued expenses                                                                         57,491
   Reserve for repatriation taxes                                                          410,678
---------------------------------------------------------------------------------------------------
         Total liabilities                                                            $ 18,838,299
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $850,386,723
  Distributions in excess of net investment income                                      (2,519,122)
  Accumulated net realized loss on investments, foreign currency
     transactions, swap contracts and futures contracts                                (21,896,106)
  Net unrealized depreciation on investments                                           (21,406,450)
  Net unrealized depreciation on futures contracts                                        (187,115)
  Net unrealized appreciation on swap contracts                                            692,366
  Net unrealized depreciation on foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                       (237,231)
---------------------------------------------------------------------------------------------------
         Total net assets                                                             $804,833,065
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $225,374,699/20,325,587 shares)                                  $      11.09
   Class C (based on $293,870,002/26,578,583 shares)                                  $      11.06
   Class K (based on $9,644/870 shares)                                               $      11.09
   Class R (based on $17,588/1,586 shares)                                            $      11.09
   Class Y (based on $285,561,132/25,795,275 shares)                                  $      11.07
MAXIMUM OFFERING PRICE:
   Class A ($11.09(divided by)95.5%)                                                  $      11.61
===================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 51

Statement of Operations (unaudited)

For the Six Months Ended 1/31/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $54,654)            $  12,625,036
   Dividends (net of foreign taxes withheld of $244,041)             11,688,933
--------------------------------------------------------------------------------------------------
         Total investment income                                                    $  24,313,969
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   2,099,455
  Transfer agent fees
     Class A                                                             25,709
     Class C                                                             13,097
     Class Y                                                              1,984
  Distribution fees
     Class A                                                            295,334
     Class C                                                          1,424,687
     Class R                                                                  8
  Shareholder communication expense                                     336,793
  Administrative reimbursement                                          122,464
  Custodian fees                                                         64,565
  Registration fees                                                      67,467
  Professional fees                                                      37,133
  Printing expense                                                       16,527
  Fees and expenses of nonaffiliated Trustees                            10,536
  Miscellaneous                                                          59,420
--------------------------------------------------------------------------------------------------
     Total operating expenses                                                       $   4,575,179
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (155,394)
--------------------------------------------------------------------------------------------------
     Net operating expenses                                                         $   4,419,785
--------------------------------------------------------------------------------------------------
            Net investment income                                                   $  19,894,184
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                  $ (14,724,950)
     Futures contracts                                               (5,251,326)
     Swap contracts                                                     978,807
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (517,629)    $ (19,515,098)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                  $ (36,276,410)
     Futures contracts                                                 (510,474)
     Swap contracts                                                     510,985
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (502,786)    $ (36,778,685)
--------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, swap contracts
        and foreign currency transactions                                           $ (56,293,783)
--------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $ (36,399,599)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                1/31/15             Year Ended
                                                                (unaudited)         7/31/14
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $  19,894,184       $  22,351,386
Net realized loss on investments, futures contracts,
  swap contracts and foreign currency transactions                (19,515,098)         (2,121,104)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts swap contracts, and
  foreign currency transactions                                   (36,778,685)         14,666,344
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                       $ (36,399,599)      $  34,896,626
==================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.39 and $0.62 per share, respectively)            $  (7,914,219)      $  (6,109,178)
   Class C ($0.34 and $0.52 per share, respectively)               (8,520,893)         (4,936,682)
   Class K ($0.19 and $0.00 per share, respectively)                     (168)                 --
   Class R ($0.18 and $0.00 per share, respectively)                     (163)                 --
   Class Y ($0.40 and $0.65 per share, respectively)              (11,022,163)         (6,520,657)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                        $ (27,457,606)      $ (17,566,517)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 304,006,336       $ 700,789,233
Reinvestment of distributions                                      26,787,585          17,101,658
Cost of shares repurchased                                       (212,079,846)       (102,074,592)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                $ 118,714,075       $ 615,816,299
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                $  54,856,870       $ 633,146,408
NET ASSETS:
Beginning of period                                             $ 749,976,195       $ 116,829,787
--------------------------------------------------------------------------------------------------
End of period                                                   $ 804,833,065       $ 749,976,195
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
   investment income                                            $  (2,519,122)      $   5,044,300
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 53

-------------------------------------------------------------------------------------------------
                                  '15 Shares    '15 Amount
                                  (unaudited)   (unaudited)      '14 Shares     '14 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                        7,483,302    $  87,271,571    17,494,130     $   205,342,178
Reinvestment of distributions        658,437        7,519,805       496,300           5,852,109
Less shares repurchased           (5,946,344)     (67,898,040)   (4,311,532)        (50,401,779)
-------------------------------------------------------------------------------------------------
      Net increase                 2,195,395    $  26,893,336    13,678,898     $   160,792,508
=================================================================================================
Class C
Shares sold                        8,489,509    $  98,519,789    18,657,545     $   218,747,591
Reinvestment of distributions        733,013        8,330,728       407,291           4,804,556
Less shares repurchased           (3,185,132)     (36,085,389)   (1,700,748)        (19,586,446)
-------------------------------------------------------------------------------------------------
      Net increase                 6,037,390    $  70,765,128    17,364,088     $   203,965,701
=================================================================================================
Class K*
Shares sold                              870    $      10,000            --  $               --
Reinvestment of distributions             --               --            --                  --
Less shares repurchased                   --               --            --                  --
-------------------------------------------------------------------------------------------------
      Net increase                       870    $      10,000            --  $               --
=================================================================================================
Class R*
Shares sold                            1,586    $      18,001            --  $               --
Reinvestment of distributions             --               --            --                  --
Less shares repurchased                   --               --            --                  --
-------------------------------------------------------------------------------------------------
      Net increase                     1,586    $      18,001            --  $               --
=================================================================================================
Class Y
Shares sold                       10,179,608    $ 118,186,975    23,500,058     $   276,699,464
Reinvestment of distributions        958,354       10,937,052       544,431           6,444,993
Less shares repurchased           (9,555,908)    (108,096,417)   (2,769,499)        (32,086,367)
-------------------------------------------------------------------------------------------------
      Net increase                 1,582,054    $  21,027,610    21,274,990     $   251,058,090
=================================================================================================

* Class K and Class R shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year
                                                               1/31/15       Ended       Ended      12/22/11 (a)
                                                               (unaudited)   7/31/14     7/31/13    to 7/31/12
-------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  11.94      $  11.07    $ 10.61    $ 10.00
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.27      $   0.69    $  0.61    $  0.36
   Net realized and unrealized gain (loss) on investments         (0.73)         0.80       0.78       0.53
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.46)     $   1.49    $  1.39    $  0.89
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.39)     $  (0.62)   $ (0.73)   $ (0.28)
   Net realized gain                                                 --            --      (0.20)        --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.39)     $  (0.62)   $ (0.93)   $ (0.28)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.85)     $   0.87    $  0.46    $  0.61
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  11.09      $  11.94    $ 11.07    $ 10.61
===================================================================================================================
Total return*                                                     (3.93)%       13.77%     13.52%      8.91%***
Ratio of net expenses to average net assets                        0.85%**       0.85%      0.85%      0.85%**
Ratio of net investment income (loss) to average net assets        4.93%**       6.62%      6.19%      5.99%**
Portfolio turnover rate                                             113%**         99%       119%        42%***
Net assets, end of period (in thousands)                       $225,375      $216,565    $49,263    $ 6,545
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.94%**       1.00%      1.37%      2.51%**
   Net investment income (loss) to average net assets              4.84%**       6.47%      5.67%      4.33%**
===================================================================================================================

(a)  Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 55

-------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year
                                                               1/31/15       Ended       Ended      12/22/11 (a)
                                                               (unaudited)   7/31/14     7/31/13    to 7/31/12
-------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  11.91      $  11.04    $ 10.60    $ 10.00
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.22      $   0.57    $  0.52    $  0.32
   Net realized and unrealized gain (loss) on investments         (0.73)         0.82       0.75       0.52
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.51)     $   1.39    $  1.27    $  0.84
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.34)     $  (0.52)   $ (0.63)   $ (0.24)
   Net realized gain                                                 --            --      (0.20)        --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.34)     $  (0.52)   $ (0.83)   $ (0.24)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.85)     $   0.87    $  0.44    $  0.60
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  11.06      $  11.91    $ 11.04    $ 10.60
===================================================================================================================
Total return*                                                     (4.33)%       12.84%     12.39%      8.45%***
Ratio of net expenses to average net assets                        1.66%**       1.72%      1.71%      1.67%**
Ratio of net investment income (loss) to average net assets        4.15%**       5.73%      5.24%      5.17%**
Portfolio turnover rate                                             113%**         99%       119%        42%***
Net assets, end of period (in thousands)                       $293,870      $244,574    $35,074    $ 5,831
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.66%**       1.72%      2.13%      3.26%**
   Net investment income (loss) to average net assets              4.15%**       5.73%      4.81%      3.58%**
===================================================================================================================

(a)  Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

-------------------------------------------------------------------------------------------------------------------
                                                                                                       12/1/14
                                                                                                       to 1/31/15
-------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                                                   $ 11.50
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                                         $  0.11
  Net realized and unrealized gain (loss) on investments                                                 (0.33)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                                     $ (0.22)
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                                $ (0.19)
  Net realized gain                                                                                         --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    $ (0.19)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                             $ (0.41)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                         $ 11.09
===================================================================================================================
Total return*                                                                                            (1.89)%***
Ratio of net expenses to average net assets                                                               0.59%**
Ratio of net investment income (loss) to average net assets                                               6.10%**
Portfolio turnover rate                                                                                    113%**
Net assets, end of period (in thousands)                                                               $    10
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 57

-------------------------------------------------------------------------------------------------------------------
                                                                                                       12/1/14
                                                                                                       to 1/31/15
-------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                                                   $ 11.50
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                                                         $  0.15
  Net realized and unrealized gain (loss) on investments                                                 (0.38)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                                     $ (0.23)
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                                $ (0.18)
  Net realized gain                                                                                         --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    $ (0.18)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                             $ (0.41)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                         $ 11.09
===================================================================================================================
Total return*                                                                                            (1.99)%***
Ratio of net expenses to average net assets                                                               1.09%**
Ratio of net investment income (loss) to average net assets                                               6.58%**
Portfolio turnover rate                                                                                    113%**
Net assets, end of period (in thousands)                                                               $    18
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

-------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended         Year        Year
                                                               1/31/15       Ended       Ended      12/22/11 (a)
                                                               (unaudited)   7/31/14     7/31/13    to 7/31/12
-------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $  11.93      $  11.06    $ 10.62    $ 10.00
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $   0.29      $   0.68    $  0.63    $  0.39
   Net realized and unrealized gain (loss) on investments         (0.75)         0.84       0.76       0.51
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.46)     $   1.52    $  1.39    $  0.90
-------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $  (0.40)     $  (0.65)   $ (0.75)   $ (0.28)
   Net realized gain                                                 --            --      (0.20)        --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (0.40)     $  (0.65)   $ (0.95)   $ (0.28)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (0.86)     $   0.87    $  0.44    $  0.62
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  11.07      $  11.93    $ 11.06    $ 10.62
===================================================================================================================
Total return*                                                     (3.91)%       14.01%     13.53%      9.10%***
Ratio of net expenses to average net assets                        0.65%**       0.65%      0.65%      0.65%**
Ratio of net investment income (loss) to average net assets        5.12%**       6.58%      6.23%      6.16%**
Portfolio turnover rate                                             113%**         99%       119%        42%***
Net assets, end of period (in thousands)                       $285,561      $288,838    $32,492    $ 5,418
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            0.69%**       0.71%      1.10%      2.25%**
   Net investment income (loss) to average net assets              5.08%**       6.52%      5.79%      4.56%**
===================================================================================================================

(a)  Class A shares were first publicly offered on December 22, 2011.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 59

Notes to Financial Statements | 1/31/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class A, Class C and Class Y shares were first publicly offered on December 22, 2011. Class K and Class R shares were first publicly offered on December 2, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

60 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing source. If no reliable price quotes are available from either the primary or alternate pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 61 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At January 31, 2015, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing less than 0.1% of net assets.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange

62 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2014, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior year remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended July 31, 2014 was as follows:


     ---------------------------------------------------------------------------
                                                                            2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                 $17,566,517
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
         Total                                                       $17,566,517
     ===========================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 63

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2014:

     ---------------------------------------------------------------------------
                                                                           2014
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 6,745,130
     Capital loss carryforward                                         (836,093)
     Current year dividend payable                                      (52,042)
     Unrealized appreciation                                         12,446,552
     ---------------------------------------------------------------------------
          Total                                                     $18,303,547
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments related to catastrophe bonds and Passive Foreign Investment Companies, the tax basis adjustments on partnerships and business development companies, interest accruals on preferred stock and the mark-to-market of forward foreign currency contracts, futures and swap contracts.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $151,349 in underwriting commissions on the sale of Class A shares during the six months ended January 31, 2015.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

64 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

H.   Risks

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at January 31, 2015 was $409,500. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the six months ended January 31, 2015 was $61,568,050.

     At January 31, 2015, open futures contracts were as follows:

     ------------------------------------------------------------------------------------
                            Number of
                            Contracts       Settlement                      Unrealized
     Type                   Long/(Short)    Month         Value             Depreciation
     ------------------------------------------------------------------------------------
     F/C JPX-Nikkei
       Index 400            (1,000)         3/15          $(10,919,149)     $(187,115)
     ------------------------------------------------------------------------------------
                                                          $(10,919,149)     $(187,115)
     ====================================================================================

J.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 65 the Fund's custodian or a subcustodian of the Fund. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price. At January 31, 2015, the Fund had no outstanding repurchase agreements.

K.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     Open total return swap contracts at January 31, 2015 are listed in the Schedule of Investments. The average value of swap contracts open during the six months ended January 31, 2015 was $345,862.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the six months ended January 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended January 31, 2015 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2016. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

66 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,573 in management fees, administrative costs and certain other reimbursements payable from PIM at January 31, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended January 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 90,292
Class C                                                                   90,111
Class Y                                                                  156,390
--------------------------------------------------------------------------------
  Total                                                                 $336,793
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $95,079 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at January 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,866 in distribution fees payable to PFD at January 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within

Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 67

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended January 31, 2015, CDSC's in the amount of $38,023 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended January 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At January 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended January 31, 2015 was $3,224,793.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings was payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12, 2014) on an annualized basis, or the Alternate Base Rate, which was the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended January 31, 2015, the Fund had no borrowings under a credit facility.

68 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

8. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of January 31, 2015.

-----------------------------------------------------------------------------------------------------
 Assets:
                                                 Net
                                  Gross          Amounts             Gross Amounts
                                  Amounts        of Assets           Not Offset in
                                  Offset         Presented          the Statement of
                                  in the         in the          Assets and Liabilities
                     Gross        Statement      Statement     --------------------------
                     Amounts of   of Assets      of Assets                   Cash
                     Recognized   and            and           Financial     Collateral     Net
 Description         Assets       Liabilities    Liabilities   Instruments   Received       Amount
-----------------------------------------------------------------------------------------------------
 Swap contracts      $692,366     $         --   $692,366      $       --    $      --      $692,366
-----------------------------------------------------------------------------------------------------
                     $692,366     $         --   $692,366      $       --    $      --      $692,366
=====================================================================================================

-----------------------------------------------------------------------------------------------------
 Liabilities:
                                                 Net
                                  Gross          Amounts             Gross Amounts
                                  Amounts        of Assets           Not Offset in
                                  Offset         Presented          the Statement of
                                  in the         in the          Assets and Liabilities
                     Gross        Statement      Statement     --------------------------
                     Amounts of   of Assets      of Assets                   Cash
                     Recognized   and            and           Financial     Collateral     Net
 Description         Liabilities  Liabilities    Liabilities   Instruments   Received       Amount
-----------------------------------------------------------------------------------------------------
 Swap contracts      $       --   $       --     $        --   $       --    $815,064       $815,064
-----------------------------------------------------------------------------------------------------
                     $       --   $       --     $        --   $       --    $815,064       $815,064
=====================================================================================================

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of January 31, 2015 were as follows:

------------------------------------------------------------------------------------------------------
 Derivatives Not               Asset Derivatives 2015           Liabilities Derivatives 2015
 Accounted for as              -----------------------------------------------------------------------
 Hedging Instruments           Statement of                     Statement of
 Under Accounting              Assets and                       Assets and
 Standards Codification        Liabilities                      Liabilities
 (ASC) 815                     Location             Value       Location                  Value
------------------------------------------------------------------------------------------------------
 Forward Foreign               Net unrealized                   Net unrealized
  currency contracts           appreciation on                  depreciation on
                               forward foreign                  forward foreign
                               currency contracts   $     --    currency contracts        $ 17,070
 Swap contracts                Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               swap contracts        692,366    swap contracts                  --
 Futures contracts             Net unrealized                   Net unrealized
                               appreciation on                  depreciation on
                               futures contracts          --    futures contracts          187,115
------------------------------------------------------------------------------------------------------
  Total                                             $692,366                              $204,185
======================================================================================================

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 69

The effect of derivative instruments on the Statement of Operations for the six months ended January 31, 2015 was as follows:

-------------------------------------------------------------------------------------------------
                                                                                Change in
 Derivatives Not                                                                Unrealized
 Accounted for as                                              Realized         Appreciation or
 Hedging Instruments                                           Gain or (Loss)   (Depreciation)
 Under Accounting         Location of Gain or (Loss)           on Derivatives   on Derivatives
 Standards Codification   on Derivatives Recognized            Recognized       Recognized
 (ASC) 815                in Income                            in Income        in Income
-------------------------------------------------------------------------------------------------
 Forward foreign          Net realized gain (loss) on forward
  currency contracts      foreign currency contracts            $   647,527
 Forward foreign          Change in unrealized appreciation
  currency contracts      (depreciation) on forward foreign
                          currency contracts                                    $(340,069)
 Futures contracts        Net realized gain (loss) on
                          futures contracts                     $(5,251,326)
 Futures contracts        Change in net unrealized appreciation
                          (depreciation) on futures contracts                   $(510,474)
 Swap contracts           Net realized gain (loss) on
                          swap contracts                        $   978,807
 Swap contracts           Change in net unrealized appreciation
                          (depreciation) on swap contracts                      $ 510,985
-------------------------------------------------------------------------------------------------

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended July 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ended July 31, 2013 and July 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

70 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 71 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

72 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the second quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 73 noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

74 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15 75

Trustees, Officers and Service Providers

Trustees                                 Advisory Trustee
Thomas J. Perna, Chairman                Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                     Officers
Margaret B.W. Graham                     Lisa M. Jones, President and Chief
Marguerite A. Piret                          Executive Officer
Fred J. Ricciardi                        Mark E. Bradley, Treasurer and
Kenneth J. Taubes                            Chief Financial Officer
                                         Christopher J. Kelley, Secretary and
                                             Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

76 Pioneer Multi-Asset Income Fund | Semiannual Report | 1/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 25512-03-0315

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 31, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 31, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 31, 2015

* Print the name and title of each signing officer under his or her signature.